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2022
Notice of Annual Meeting
and Proxy Statement

Armonk, New York
March 7, 2022
Dear Fellow Stockholders:

On behalf of the IBM Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 26, 2022.
GROWING IBM
In the past year, we made a series of decisive moves to support IBM’s hybrid cloud and AI strategy. We spun off Kyndryl. We launched IBM Consulting. We closed 15 acquisitions. We delivered new digital capabilities and innovations. We broadened our ecosystem and accelerated changes in our go-to-market model. And we continued to instill a more client-centric corporate culture.
These changes are taking hold and our strategy is strongly resonating among clients. IBM is now a nimbler, more focused and more technologically capable company that can better help clients predict, automate, secure, and modernize their business. For these reasons, we are well positioned to deliver growth this year and greater value to you, our stockholders.
EXPANDING ENGAGEMENT WITH OUR STOCKHOLDERS
Stockholder engagement is a core IBM value. The feedback we receive during our year-round engagement is integral to the Board’s decision-making process and informs important practices and policies in our corporate governance, executive compensation and ESG programs.
Following last year’s negative Say on Pay vote, we expanded our investor outreach program to fully take into account your feedback and concerns about our pay programs and practices. I once again participated in these outreach efforts, along with our independent lead director and members of our senior management. You will see the feedback we incorporated into our executive compensation program and practices from this outreach reflected in this Proxy Statement on pages 5 and 34. We are committed to listening to our investors and ensuring their interests remain a priority.
LEADING IN ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
Corporate social responsibility has been a hallmark of IBM’s culture for more than a century. Today we continue to pursue the highest standards of corporate social responsibility. This is reflected in how we empower employees, work with clients and our ecosystem of partners, and run our company.
We are proud of our long history of environmental leadership and in 2021 we set a new goal of net zero greenhouse emissions by 2030. In 2021, we also launched the IBM Environmental Intelligence Suite to help clients leverage data and AI to measure, monitor, and predict environmental outcomes, assess climate risk, and simplify ESG reporting. And more recently, we acquired Envizi, a leading data and analytics software provider for environmental performance, that builds on IBM’s AI-powered software.
Talent is everywhere; training opportunities are not. To help address this issue, we have committed to providing 30 million people with new skills by 2030. This will expand access to digital skills and employment opportunities so that more people —  regardless of their background — can participate in and take advantage of the digital economy.
This past year, we published our Diversity & Inclusion Report, which allows us to be more transparent about the progress we continue to make. We also added a diversity modifier to our executive compensation program metrics to continue to reinforce senior management’s focus on improving the diverse representation of our workforce, as you will see on pages 36 and 37.
NEW INDEPENDENT LEAD DIRECTOR
Finally, this year, Mike Eskew is retiring from the Board. He served as IBM’s inaugural independent Lead Director, Chair of the Audit Committee and provided strong leadership and valuable insights as a Director. The Board and I would like to thank him for his many contributions in service of IBM and its stockholders and wish him well in retirement.
To succeed Mike, the independent members of your Board of Directors selected Alex Gorsky as independent Lead Director. Given Alex’s global business, technology, leadership, and board experience, we are confident he will excel in this role.
As we approach the Annual Meeting of Stockholders, I am incredibly proud of the progress IBMers have achieved to advance our business and help our clients thrive.
On behalf of the Board of Directors, thank you for your continued investment and support of IBM.
Very truly yours,
Arvind Krishna
Chairman of the Board

Armonk, New York
March 7, 2022
A Message from our Lead Director:

2021 was a pivotal year for our Company and its stakeholders. I am honored to be writing for the first time as IBM’s independent Lead Director and I am pleased to report that the Board continues to ensure effective oversight of your Company.
•
New Independent Board Leadership. As you will see in this Proxy Statement, Mike Eskew will retire from the Board and will not stand for re-election at the Annual Meeting of Stockholders. As your first independent Lead Director, Mike served with distinction and integrity, leaving a legacy of thoughtful, engaging, and independent leadership. On behalf of the Board, we are incredibly grateful to Mike for his contributions to and leadership of your Board.

As your new independent Lead Director, I am responsible for helping to ensure that the Board exercises prudent judgment, independent from the management team of the Company. I commit to you that I will faithfully execute my responsibilities to ensure independent and effective oversight.
•
Building a Diverse Board. We are continuously focused on ensuring that the Board is comprised of a diverse mix of skills, backgrounds and perspectives. 2021 was no different. Since the last Annual Meeting, the Board welcomed Alfred W. Zollar. As you will read, Al has deep technology and business experience, including as a director of Red Hat, that will serve as an asset to stockholders and your Board in the years to come.

In the last three years, we have continued to add strong technical skills, including cybersecurity, artificial intelligence, and hybrid cloud, as well gender and ethnic diversity to your Board.
•
Strategic Oversight. Your Board believes that engaged oversight of Company strategy is essential to the Company’s creation of long-term sustainable value. Throughout 2021, we were actively engaged as IBM continued to accelerate its hybrid cloud and AI strategy. This includes the completed separation of the managed infrastructure services business, investment in the development of new technologies, and the acquisition of strategic businesses. In 2022, we remain focused on the growth of IBM as a leading hybrid cloud and AI company.

•
Say on Pay and Enhanced Stockholder Engagement. Engagement with you, IBM’s owners, is an essential part of the Board’s decision-making process. We are committed to an open dialogue to ensure that your voices are heard. In 2021, we expanded the reach of our engagement program to ensure that we captured your input following our negative Say on Pay vote at the 2021 Annual Meeting. We offered engagement to investors representing 55% of the shares that voted at the 2021 Annual Meeting, meeting with more than 35% of the shares that voted. The independent Lead Director, together with the Chairman and CEO and other senior management, met with more than 26% of the shares that voted. What we heard is that while investors are strongly supportive of the overall design of our compensation program, they were concerned with the one-time retention award to IBM’s former president.

We heard you and you will see your feedback reflected in this year’s compensation disclosure at page 34. Notably, no one-time award was granted to a named executive officer in 2021.
•
Commitment to Sustainability and an Ethical Business Culture. We also heard from stockholders that you value IBM’s legacy of corporate responsibility, trust and transparency. The Board agrees and is actively engaged in overseeing the Company’s ESG efforts and providing disclosure of our progress. You will find on page 37 of this Proxy Statement the results of the diversity modifier the Board added to our executive compensation program to reinforce senior management’s focus on improving the diversity of the Company’s workforce. In 2022, we will also continue our decades long practice of disclosing the Company’s progress against its environmental goals, including net zero greenhouse gas emissions by 2030. You can read more in the dedicated “Environmental and Social Responsibility” section of this Proxy Statement.

Your Board believes that an ongoing commitment to good corporate governance enhances stockholder value, particularly over the long term.
We appreciate your investment in IBM and hope that you vote at our Annual Meeting on April 26, 2022.
Very truly yours,
Alex Gorsky
Lead Director

ESG HIGHLIGHTS
At IBM, trust and corporate responsibility are integral to our business — and our ESG efforts are reflected throughout this Proxy Statement. Key topics include:
Governance Highlights	2
Stockholder Engagement	5
Board Diversity	9
Climate Change	22
Environmental and Social Responsibility	27
Principles of Trust and Transparency	27
Protecting the Environment	28
Diversity and Inclusion	29
Responsibly Advocating Public Policy	30

2022 Notice of Annual Meeting
and Proxy Statement

Items of Business:
The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 26, 2022 at 10 a.m. Eastern Time in a virtual format. The items of business are:
1.	Election of directors proposed by IBM’s Board of Directors for a term of one year, as set forth in this Proxy Statement.
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as IBM’s independent registered public accounting firm.
3.	Advisory vote on executive compensation.
4.	Three stockholder proposals, if properly presented at the meeting.
These items are more fully described in the following pages, which are a part of this Notice.
Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the proxy card or the notice of Internet availability of proxy materials. If you received your materials by mail, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Armonk, NY 10504.
Frank Sedlarcik
Vice President and Secretary

Date:	April 26, 2022
Time:	10 a.m. Eastern Time
Virtual Meeting Site:	www.virtualshareholdermeeting.com/ IBM2022
Your vote is important.
Please vote by following the instructions on your proxy card or voting instruction form.
To express our appreciation for your participation, IBM will make a $1 charitable donation to Opportunity@Work on behalf of every stockholder account that votes this year.

Opportunity@Work aims to rewire the U.S. labor market so workers Skilled Through Alternative Routes (STARs) can work, learn and earn to their full potential.

The proxy materials, including this Proxy Statement, the IBM 2021 Annual Report, which includes the consolidated financial statements, and the proxy card, or the notice of Internet availability of proxy materials, as applicable, are being distributed beginning on or about March 7, 2022 to all stockholders entitled to vote.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 26, 2022: the Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.
Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.
2022 Notice of Annual Meeting & Proxy Statement 1

Proxy Summary

Voting MattersStockholders will be asked to vote on the following matters at the Annual Meeting:
Items of Business		Board’s recommendation	Where to find details
1.	Election of 12 Directors	FOR all nominees	P. 10-15
2.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR	P. 70
3.	Advisory Vote on Executive Compensation	FOR	P. 71
4.	Stockholder Proposal on Stockholder Special Meeting Right	AGAINST	P. 72-73
5.	Stockholder Proposal to Have an Independent Board Chairman	AGAINST	P. 74-76
6.	Stockholder Proposal Requesting Public Report on the Use of Concealment Clauses	AGAINST	P. 77-79
What’s new?

We continue to enhance our governance, compensation, and sustainability practices and disclosures. Among many other items, since last year, IBM has:
•
Continued our commitment to active Board refreshment, adding technical experience and diversity with the addition of Alfred W. Zollar in 2021

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Provided enhanced Board diversity disclosure

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Introduced Stock Options to ensure a portion of equity granted to executives does not generate value unless IBM’s stock price increases

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Disclosed the 2021 diversity modifier results in the 2021 Annual Incentive Program section

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Beat, by five years, our ambitious goals to reduce carbon emissions and procure electricity from renewable sources

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Announced a new goal to skill 30 million people of all ages with new skills for the jobs of tomorrow by 2030, committing to collaborate with universities and government agencies that focus on underserved youth, women and military veterans

Governance Highlights
Effective Board leadership, independent oversight and strong corporate governance
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Independent Lead Director with robust and well-defined responsibilities

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Executive session led by independent Lead Director at each Board meeting

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Proactive Board and Committee refreshment with focus on diversity and the optimal mix of skills and experience

•
Annual review of the Board leadership structure

•
Confidential voting

Stockholder rights and accountability
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Annual election of all directors

•
Majority voting for directors in uncontested elections

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Stockholder special meeting right

•
Proxy access

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No stockholder rights plan

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No supermajority voting provisions

•
Robust year-round stockholder engagement process

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Signatory of Commonsense Principles 2.0

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Endorser of Investor Stewardship Group Principles

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Signatory to the Business Roundtable Statement on the Purpose of a Corporation

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Stockholder right to remove directors

22022 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

IBM Board of Directors (PAGE 7)
Director Nominees
IBM’s Board is composed of a diverse, experienced group of global thought, business, and academic leaders.
Director	Age	Primary Occupation	Director Since	Committee Memberships				Audit Committee Financial Expert
Thomas Buberl	48	Chief Executive Officer, AXA S.A.	2020
David N. Farr	67	Retired Chairman and Chief Executive Officer, Emerson Electric Co.	2012
Alex Gorsky	61	Executive Chairman and Retired Chief Executive Officer, Johnson & Johnson	2014
Michelle J. Howard	61	Retired Admiral, United States Navy	2019
Arvind Krishna	59	Chairman and Chief Executive Officer, IBM	2020
Andrew N. Liveris	67	Retired Chairman and Chief Executive Officer, The Dow Chemical Company	2010
F. William McNabb III	64	Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc.	2019
Martha E. Pollack	63	President, Cornell University	2019
Joseph R. Swedish	70	Retired Chairman, President and Chief Executive Officer, Anthem, Inc.	2017
Peter R. Voser	63	Retired Chief Executive Officer, Royal Dutch Shell plc, and Chairman, ABB Ltd.	2015
Frederick H. Waddell	68	Retired Chairman and Chief Executive Officer, Northern Trust Corporation	2017
Alfred W. Zollar	67	Executive Advisor, Siris Capital Group, LLC	2021
		Number of meetings held in 2021		11	8	7	0
Audit:
Directors and Corporate Governance:
Executive Compensation and Management Resources:
Executive:
Audit Committee Financial Expert:
2022 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary3

Optimal Mix of Skills and Experience of Director Nominees
IBM’s directors collaboratively contribute significant experience in the areas most relevant to overseeing the Company’s business and strategy.
The skills and experience of our board include, but is not limited to:
•
Industry leaders with deep executive and oversight experience;

•
Global operational experience to oversee a business of IBM’s scale, scope, and complexity;

•
Technology, cybersecurity and digital transformation experience;

•
Key insight into IBM’s regulatory environment; and

•
Diversity of backgrounds and experiences

Skill	Directors
Public Company Board	9 of 12
Organizational Leadership and Management	12 of 12
Leadership of Global Operations	12 of 12
Finance/Public Company CFO	6 of 12
Technology, Cybersecurity or Digital	12 of 12
Government/Public Policy	12 of 12

Active Board Refreshment
42022 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

Integrated Approach to Stockholder Engagement
Robust Engagement and Dialogue
IBM customizes its engagements by aligning discussion topics with stockholders’ areas of interest. After last year’s negative Say on Pay vote, IBM expanded its off-season engagement efforts to ensure stockholders were afforded an opportunity to provide feedback on IBM’s executive compensation program, as well as any other topics of concern to stockholders. Such stockholder feedback is integral to the Board’s decision-making process and informs the Company’s policies, practices and disclosures.
Off-Season Engagement
Offered engagement to stockholders owning 55% of shares that voted at 2021 Annual Meeting	Met with stockholders owning 37% of shares that voted at the 2021 Annual Meeting

IBM’s independent Lead Director, as well as IBM’s senior management, met with stockholders owning over 26% of shares that voted at the 2021 Annual Meeting.
Outcomes of Stockholder Engagement
EXECUTIVE COMPENSATION

•
Reconfirmed with stockholders the unique circumstances around the one-time equity award for James Whitehurst in March 2020, and reiterated that no one-time awards were granted to named executive officers in 2021

•
Continued our Annual Incentive Program and Performance Share Unit metrics that were established in 2021

•
Updated our Compensation Peer Group to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align with the size and scope of IBM following the separation of our managed infrastructure business

•
Introduced stock options in 2022 as part of the overall equity pay mix for executives, which ensures a portion of equity does not generate value unless IBM’s stock price increases over the price when granted

•
Disclosed the 2021 diversity modifier results in the “2021 Annual Incentive Program” section of this Proxy Statement

BOARD AND GOVERNANCE
• Continued focus on Board diversity with 2 women directors and 3 ethnically diverse directors added in the last 3 years
• Active Board refreshment with more than 60% of the Board new in the last 5 years
• Enhanced Board diversity disclosure

ESG REPORTING AND THE ENVIRONMENT

•
Provided stakeholders with comparable ESG data by reporting under the Sustainability Accounting Standards Board (SASB) framework

•
Committed to publish EEO-1 data this year after the completion of the Company’s spin-off of its managed infrastructure services business

•
Published our Diversity & Inclusion Report, assessing the effectiveness of IBM’s diversity, equity and inclusion programs

•
Set goal to reach net zero greenhouse gas emissions by 2030 and updated our goals regarding renewable electricity and greenhouse gas emissions to reflect our strong progress in these areas

2022 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary5

Business Highlights
In 2021, IBM accelerated revenue growth through the year at constant currency and completed substantial actions to focus on hybrid cloud and AI capabilities. IBM generated $12.8 billion of cash from operations* in 2021 with capital strategically allocated to business investment, stockholder returns and debt reduction.
2021 Performance Highlights

REVENUE GROWTH

IBM revenue growth at constant currency accelerated through 2021, exiting fourth quarter at 8.6% including approximately 3.5 pts from incremental external sales to Kyndryl

Software revenue grew 4% year-to-year at constant currency, with Annual Recurring Revenue for Hybrid Platform & Solutions over $13 billion, +8% year-to-year exiting fourth quarter

Consulting revenue grew 8% year-to-year at constant currency, with Business Transformation +13%, and Technology Consulting +10%

CASH GENERATION

Delivered cash from operations of $12.8 billion* in 2021

Continued to deliver a modestly growing dividend, returning $6 billion to stockholders in 2021

Reduced debt by nearly $10 billion in 2021, bringing the reduction to $21 billion since acquiring Red Hat

HYBRID CLOUD LEADERSHIP

Grew hybrid cloud revenues to over $20 billion with 19% growth year-to-year at constant currency, now comprising 35% of total IBM revenue

Over 3,800 clients using hybrid cloud platform, up 1,000 year-to-year and up over 2,000 since the Red Hat acquisition

Consulting business more than doubled Red Hat related signings in 2021, with over 1,000 client engagements since inception

OPTIMIZED PORTFOLIO

Completed the separation of Kyndryl on November 3, 2021, ahead of the year-end timeline, realigning IBM as a platform-centric hybrid cloud and AI company

Over 70% of revenue in 2021 from higher growth Software and Consulting segments

Completed 15 acquisitions focused on hybrid cloud and AI for $3 billion in 2021

* Cash from operations is presented on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl.
Compensation Highlights
Our compensation strategy supports IBM’s high value business model
What We Do
Tie a significant portion of pay to Company performance
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents
Utilize noncompetition and nonsolicitation agreements for senior executives
Remove impact of share repurchase on executive incentives

What We Don’t Do
No individual severance or change-in-control agreements for executive officers
No excise tax gross-ups for executive officers
No dividend equivalents on unearned RSUs/PSUs
No hedging/pledging of IBM stock
No stock option repricing, exchanges or stock options granted below market value
No guaranteed incentive payouts for executive officers
No accelerated vesting of equity awards for executive officers
No above-market returns on deferred compensation plans

62022 Notice of Annual Meeting & Proxy Statement   |   Proxy Summary

IBM Board of Directors

Overview
IBM’s Board of Directors is responsible for supervision of the overall affairs of IBM. Following the Annual Meeting in 2022, the Board will consist of 12 directors. In between annual meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies.
Director Selection Process
The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the optimal mix of skills, expertise, experience, and diversity of backgrounds. The Committee recommends candidates to the full Board for election.
The Board believes that the following core attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties:
The Committee and the Board identify candidates through a variety of means, including:
• recommendations from members of the Committee and the full Board • information the Committee requests from the Secretary of IBM	• suggestions from IBM management • a third-party search firm, from time to time
2022 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors7

Director Skills and Qualifications
The IBM Board is composed of a diverse group of members, all leaders in their respective fields. All current directors have leadership experience at major domestic and international organizations with operations inside and outside the United States, at academic or research institutions, or in government. Directors also have deep industry expertise as leaders of organizations within some of the Company’s most important client industries and constituencies.

Building the Right Board for IBM: Key Director Attributes

Business Operation, Innovation, Transformation and Digital Experience

100% of IBM Directors have led complex organizations

For over a century, IBM has continuously reinvented itself to help its clients move from one era to the next. The ability to comprehend and analyze complex matters, including technology, is key to the IBM Board's oversight of the Company's innovation and digital transformation. All IBM directors have led large organizations, crucial experience for understanding and overseeing the scale, scope, and complexity of IBM's business.

Industry Expertise

Director-wide industry experience includes:

- Information Technology
- Financial Services and Insurance
- Healthcare
- Pharmaceuticals
- Energy
- Chemicals
- Transport and Logistics
- Manufacturing
- Private Equity
- Research and Development
- Government

IBM uniquely combines innovative technology with deep industry expertise, underpinned by security, trust, and responsible stewardship. IBM's directors have experience leading organizations in a variety of industries that enhance the Board's knowledge. Their perspectives on contemporary business issues and experience running data-intensive organizations are an asset to the Company and to our stockholders.

Diverse and Global Perspective

Every IBM Director has international experience

IBM conducts business around the globe. Our business success is derived from an understanding of diverse business environments and economic conditions and a broad perspective on global business opportunities. The Board's diversity and international experience is crucial for IBM, which operates in more than 175 countries around the world.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of the Board members described below, provide IBM with the perspectives and judgment necessary to guide IBM’s strategies and oversee their execution.
82022 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors

IBM BOARD OF DIRECTORS — EXPERIENCE AND SKILLS OF DIRECTOR NOMINEES

Director	Thomas Buberl	David N. Farr	Alex Gorsky	Michelle J. Howard	Arvind Krishna	Andrew N. Liveris	F. William McNabb III	Martha E. Pollack	Joseph R. Swedish	Peter R. Voser	Frederick H. Waddell	Alfred W. Zollar
Client Industry Expertise
Organizational Leadership and Management
Global Operations
CFO
Specific Risk Oversight/ Risk Management Exposure
Technology, Cybersecurity or Digital
Academia
Government/Regulatory, Business Associations or Public Policy
Public Board
Gender Identity	Male	Male	Male	Female	Male	Male	Male	Female	Male	Male	Male	Male
Race and/or Ethnicity	White/ Caucasian	White/ Caucasian	White/ Caucasian	Black/African American	Asian/Pacific Islander	White/ Caucasian	White/ Caucasian	White/ Caucasian	White/ Caucasian	White/ Caucasian	White/ Caucasian	Black/African American
Born Outside the U.S.
The following client industries provide a snapshot into the many key and diverse industries in which our directors have relevant experience. Many of our directors have experience in multiple client industries.
Healthcare	Manufacturing
Energy	Information Technology
Government	Research & Development
Financial Services & Insurance	Chemicals
2022 Notice of Annual Meeting & Proxy Statement   |   IBM Board of Directors9

1. Election of Directors for a Term of One Year

The Board proposes the election of the following director nominees for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept a nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.
Michael Eskew is not a nominee for election, and his term on the Board will end in April. We are very grateful to him for his many valuable contributions and will miss his participation.
Thomas Buberl Chief Executive Officer, AXA S.A., a multinational insurance firm Director since: 2020 Age: 48 Committee:
Directors and Corporate Governance

Qualifications
•
Global business experience as chief executive officer of AXA S.A.

•
Affiliation with leading business and public policy associations (member of the Climate Finance Leadership Initiative and former chair of Pan-European Insurance Forum)

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Acknowledged leader in digital transformation

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Outside board experience as a member of the supervisory board of Bertelsmann Verwaltungsgesellschaft

Relevant experience
Mr. Buberl, 48, joined Winterthur in 2005, which became a subsidiary of AXA in 2006. In 2008, he joined Zurich Insurance
Group as chief executive officer for Switzerland. Mr. Buberl returned to AXA in 2012 as chief executive officer for AXA Konzern AG (Germany) and he became a member of AXA’s executive committee. In 2015, Mr. Buberl became the chief executive officer of AXA’s health business and a member of AXA’s group management committee. Mr. Buberl was additionally appointed chief executive officer of AXA’s global business line for life and savings and deputy chief executive officer of AXA in early 2016. He was named chief executive officer and joined the board of directors of AXA in September 2016. He is a member of the supervisory board of Bertelsmann, a member of the Climate Finance Leadership Initiative and the former chair of the Pan-European Insurance Forum. Additionally, during the past five years, he was a director of AXA Equitable Holdings, Inc., a former subsidiary of AXA S.A.

David N. Farr Retired Chairman and Chief Executive Officer, Emerson Electric Co., a diversified manufacturing and technology company Director since: 2012 Age: 67 Committee:
Audit

Qualifications
•
Global business and technology experience as chairman and chief executive officer of Emerson Electric Co.

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Affiliation with leading business and public policy associations (former director of the U.S.-China Business Council)

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Outside board experience as former director of Delphi Corporation

Relevant experience
Mr. Farr, 67, joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010, positions he held until his retirement in 2021. He is the former chairman of the National Association of Manufacturers and is a former director of the U.S.-China Business Council.

102022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Alex Gorsky Executive Chairman and Retired Chief Executive Officer, Johnson & Johnson, a global healthcare products company Director since: 2014 Age: 61 Committees:
Executive Compensation and Management Resources
Executive
Qualifications
•
Global business and technology experience as executive chairman and chief executive officer of Johnson & Johnson

•
Affiliation with leading business and public policy associations (former Chair of the Business Roundtable’s Corporate Governance Committee and former member of the Business Council Executive Committee)

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Leader in diversity & inclusion and veterans issues

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Experience as a university trustee

Relevant experience
Mr. Gorsky, 61, is executive chairman of Johnson & Johnson, and one of just seven leaders to have served in the dual role of chairman and chief executive officer since the company was listed on the New York Stock Exchange in 1944. He joined Johnson & Johnson in 1988 as a sales representative with Janssen Pharmaceutica.
In 2003, he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group, and became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012, and was named chairman of the board of directors in December 2012. Mr. Gorsky remained chief executive officer until he transitioned to his current role as executive chairman at the end of 2021. He currently sits on the boards of Apple and NewYork-Presbyterian Hospital, and the Travis Manion Foundation, and serves on the Wharton School of the University of Pennsylvania Board of Advisors.

Michelle Howard Retired Admiral, United States Navy Director since: 2019 Age: 61 Committee:
Audit
Qualifications
•
Leadership and policy experience as the U.S. Navy’s first woman four-star admiral

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Operational experience as commander of U.S. Naval Forces in Europe and Africa

•
Global operations and technology experience as Vice Chief of Naval Operations, with focus on cybersecurity and information technology in the digital age

•
Leadership and teaching positions in government and academia

Relevant experience
Admiral Michelle J. Howard, 61, is a retired United States Navy officer. Admiral Howard began serving in the United States Navy in 1982, after graduating from the U.S. Naval Academy. During her 35 years of service, she led sailors and marines as, at various times, the Commander of a ship, an Expeditionary Strike Group, a Task Force, and a Naval theater. In 1999, she became the first African American woman to command a ship in the United States Navy. In 2014, she was the first woman to become a four-star admiral in the U.S. Navy and the first woman and African American to be appointed to the position of Vice Chief of Naval Operations, the second-highest ranking uniformed officer in the branch. Responsible for the Navy’s day-to-day operations, she focused on cyber culture and information security in the digital age, as well as gender integration, in addition to oversight of a multi-billion dollar budget and the establishment of an auditing framework. In 2016, Admiral Howard was appointed by the President to serve as commander of U.S. Naval Forces in Europe and Africa and the Allied Joint Forces Command in Naples, Italy, making her the first woman four-star admiral to command operational forces. She retired from the Navy in 2017. Admiral Howard’s distinguished career in national defense has included both at-sea and ashore posts, placing her in key leadership positions within the areas of engineering, operations, and strategic planning and policy. Admiral Howard is a graduate of the U.S. Naval Academy and the U.S. Army Command and General Staff College. She was the J.B. and Maurice C. Shapiro Professor of International Affairs at the Elliott School of International Affairs at George Washington University from 2018 to 2020, where she taught in the areas of cybersecurity and international policy. In 2022, she was appointed by the President to the Board of Vistors of the U.S. Naval Academy.

2022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 11

Arvind Krishna Chairman and Chief Executive Officer, IBM Director since: 2020 Age: 59 Committee:
Executive (Chair)
Qualifications
•
Global business and organizational leadership experience as chairman and chief executive officer of IBM

•
Research experience as Director of IBM Research and a computer scientist with expertise in key IBM technologies such as artificial intelligence, cloud and quantum computing

•
Technology experience as general manager of IBM’s Systems and Technology group and Senior Vice President for IBM’s Cloud and Cognitive Software

Relevant experience
Arvind Krishna, 59, became the chief executive officer of IBM, and a member of the Board of Directors in April 2020. He was elected chairman of the Board of Directors in December 2020. Mr. Krishna joined IBM in 1990. Mr. Krishna led the IBM Cloud and Cognitive Software business unit from 2017 to April 2020 and was a principal architect of the acquisition of Red Hat, the largest acquisition in the Company’s history. Mr. Krishna also served as the director of IBM’s Research division from 2015 to 2020. Previously, he was general manager of IBM’s Systems and Technology Group, IBM’s development and manufacturing organization. Prior to that, he built and led many of IBM’s data-related businesses. He has an undergraduate degree from the Indian Institute of Technology, Kanpur, and a PhD. in electrical engineering from the University of Illinois at Urbana-Champaign.

Andrew N. Liveris Retired Chairman and Chief Executive Officer, The Dow Chemical Company, a materials, polymer, chemicals, and biological sciences enterprise Director since: 2010 Age: 67 Committees:
Directors and Corporate Governance (Chair)
Executive
Qualifications
•
Global business and technology experience as the chairman, president and chief executive officer of The Dow Chemical Company and executive chairman of DowDuPont Inc.

•
U.S. and international government service (member of the President’s Task Force on Apprenticeship Expansion, former chairman of the President’s American Manufacturing Committee, member of the Australian government’s Industry Growth Centres Advisory Committee and a former member of Thailand’s Board of Investment)

•
Affiliation with leading business and public policy associations (former executive committee member, former chairman of The Business Council, and former vice chairman of the Executive Committee of the Business Roundtable)

•
Experience as a university trustee

Relevant experience
Mr. Liveris, 67, joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. In 2016, he transitioned the president role and continued as chairman and chief executive officer of Dow until late 2017, when he transitioned to the position of executive chairman of DowDuPont, a position he held until his retirement in July 2018. Mr. Liveris is a director of Worley, Saudi Aramco, NOVONIX Limited and chairman of the board of Lucid Motors. Additionally, Mr. Liveris has served as a member of the President’s Export Council and as chairman of the President’s American Manufacturing Committee. Mr. Liveris is a former Executive Committee member of The Business Council, the former chairman of The Business Council and the former vice chairman of the Executive Committee of the Business Roundtable. Mr. Liveris is also a trustee of the Minderoo Foundation of Australia, and The King Abdullah University of Science and Technology (KAUST), and is a former trustee of the California Institute of Technology and the United States Council for International Business.

122022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Frederick William McNabb, III Retired Chairman and Chief Executive Officer, The Vanguard Group, Inc., one of the world’s largest investment management companies Director since: 2019 Age: 64 Committee:
Audit
Qualifications
•
Global business and technology experience as chairman and chief executive officer of The Vanguard Group, Inc.

•
Outside board experience as a director of UnitedHealth Group

•
Member of several advisory boards at academic institutions

Relevant experience
Mr. McNabb, 64, served as chairman of The Vanguard Group, Inc. from 2008 until his retirement in 2018 and served as chief executive officer from 2008 to 2017. He joined Vanguard in 1986. In 2010, he became chairman of the board of directors and the board of trustees of the Vanguard group of investment companies.
Earlier in his career, Mr. McNabb led each of Vanguard’s client facing business divisions. Mr. McNabb served as the vice-chairman of the Investment Company Institute’s Board of Governors and served as its chairman from 2013 to 2016. He is a director of UnitedHealth Group and serves as the chair of its audit committee. He is also a director of Axiom. Mr. McNabb is chairman of the board of the Zoological Society of Philadelphia and chairman of Ernst & Young’s Independent Audit Quality Committee. Mr. McNabb also serves on the Wharton Leadership Advisory Board, the Dartmouth Athletic Advisory Board, the Advisory Board of the Ira M. Millstein Center for Global Markets and Corporate Ownership at Columbia University and is also a board member of CECP: The CEO Force for Good.

Martha E. Pollack
President, Cornell University, a leading research university that creates new technologies and achieves fundamental breakthroughs in understanding and improving lives around the world
Director since: 2019
Age: 63
Committee:

Executive Compensation and Management Resources
Qualifications
•
Organizational leadership, management and risk oversight, and management experience as president of Cornell University

•
Research experience as a computer scientist with expertise in artificial intelligence as a professor of computer science, information science, and linguistics

•
U.S. Government service as a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division

•
Healthcare experience as a former member of the Board of Directors of the University of Michigan Hospitals and Health Center, and as a member (ex officio) of the board of overseers of Weill Cornell Medicine

•
Technology experience as a fellow of the Association for Computing Machinery, a former president of the Association for the Advancement of Artificial Intelligence, a former board member of the Computing Research Association, and a former member of the technical staff in the Artificial Intelligence Center at SRI International

Relevant experience
Dr. Pollack, 63, is the president of Cornell University and a professor of computer science, information science and linguistics. She took office in 2017. From 2000 to 2017, Dr. Pollack held various positions at the University of Michigan with increasing responsibility, including dean of the School of Information, vice provost for academic and budgetary affairs, and finally, provost and executive vice president for academic affairs. Dr. Pollack is a fellow of the American Association for the Advancement of Science, the Association for Computing Machinery and the Association for the Advancement of Artificial Intelligence. Dr. Pollack has served as editor-in-chief of the Journal of Artificial Intelligence Research, a former president of the Association for the Advancement of Artificial Intelligence, a former member of the technical staff in the Artificial Intelligence Center at SRI International, a former member of the advisory committee for the National Science Foundation’s Computer and Information Science and Engineering Division, and a former member of the board of directors of the Computing Research Association. Dr. Pollack also served on the Steering Committee of the Jacobs Technion-Cornell Institute, the academic partnership between Cornell and Technion-Israel Institute of Technology at Cornell Tech.

2022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 13

Joseph R. Swedish Retired Chairman, President and Chief Executive Officer, Anthem, Inc., a leading health benefits provider Director since: 2017 Age: 70 Committee:
Executive Compensation and Management Resources
Qualifications
•
Global business and technology experience as executive chairman, president, and chief executive officer of Anthem, Inc.

•
Affiliation with leading business and public policy associations (former member of the Business Roundtable and graduate member of The Business Council)

•
Outside board and technology experience as a director of CDW Corporation

•
Experience as the chairman of a university oversight board

Relevant experience
Mr. Swedish, 70, joined Anthem in 2013 as chief executive officer and was named chairman of Anthem’s board in 2015. He was the chairman, chief executive officer and president until late 2017 when he retired and became the executive chairman, a position he held until his retirement in May 2018.
Prior to joining Anthem, he was the division president of Hospital Corporation of America from 1993 to 1998, president and chief executive officer of Centura Health from 1999 to 2004 and then served as president and chief executive officer of Trinity Health Corporation from 2004 to 2013. Mr. Swedish became a director of Mesoblast Limited in 2018 and was named its chairman in March 2019. He is also a director of Centrexion Therapeutics and CDW Corporation. He also served as a director of the Blue Cross Blue Shield Association, the National Institute for Health Care Management, the Central Indiana Corporate Partnership, Inc. and as a member of the Business Roundtable. Mr. Swedish is currently a member and past chairman of the Board of Visitors of Duke University’s Fuqua School of Business and was the past chairman of America’s Health Insurance Plans. He is a graduate member of The Business Council and a past member of the Duke Margolis External Advisory Board. Mr. Swedish also serves as Co-Founder and Partner at Concord Health Partners, a private equity firm focused on strategic investing in healthcare portfolio companies.

Peter R. Voser
Retired Chief Executive Officer, Royal Dutch Shell plc, a global group of energy and petrochemical companies; Chairman, ABB Ltd., a global group of power and automation companies
Director since: 2015
Age: 63
Committees:

Audit (Chair)
Executive
Qualifications
•
Global business and technology experience as chairman of ABB Ltd. and chief executive officer of Royal Dutch Shell plc

•
Affiliation with leading business and public policy associations (former member of the European Round Table of Industrialists and a former member of The Business Council)

•
Outside board experience as a director of Temasek

Relevant experience
Mr. Voser, 63, joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil Products. In 2002, he joined the Asea Brown Boveri (ABB)
Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004, becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of Royal Dutch Shell plc in 2009 and held that position until his retirement in late 2013. Mr. Voser was named chairman of ABB Ltd. in 2015 and was the interim chief executive officer from April 2019 until February 2020. He is a director of Temasek, as well as Group Chairman of the Board of PSA International Pte Ltd, Singapore, a Temasek subsidiary. Mr. Voser is also active in a number of international and bilateral organizations. Additionally, from 2011 until 2019, he was a director of Roche Holding Limited.

142022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors

Frederick H. Waddell Retired Chairman and Chief Executive Officer, Northern Trust Corporation, a financial services company Director since: 2017 Age: 68 Committees:
Executive Compensation and Management Resources (Chair)
Executive

Qualifications
•
Global business and technology experience as chairman and chief executive officer of Northern Trust Corporation

•
Outside board experience as a director of AbbVie Inc.

•
Experience as a university trustee

Relevant experience
Mr. Waddell, 68, joined Northern Trust Corporation in 1975 and served as the chairman of the board from November 2009 until his retirement in January 2019. He previously served as chief executive officer from 2008 through 2017, as president from 2006 through 2011 and again from October to December 2016, and as chief operating officer from 2006 to 2008. Additionally, Mr. Waddell is a member of the Board of Trustees of the Art Institute of Chicago, the Chicago Symphony Orchestra, and Northwestern University and a director of AbbVie Inc.

Alfred W. Zollar Executive Advisor, Siris Capital Group LLC, a private equity firm Director since: 2021 Age: 67 Committee:
Directors and Corporate Governance
Qualifications
•
Global business and leadership experience as an executive partner and executive advisor at Siris Capital Group

•
Deep technology experience with more than 40 years in systems and software, including as director of Red Hat

•
Outside board experience as a director of Nasdaq, Bank of New York Mellon, and Public Service Enterprise Group

Relevant experience
Mr. Zollar, 67, has served as an executive advisor at Siris Capital Group, a private equity group specializing in technology and telecom investments, since March 2021; previously, Mr. Zollar was an executive partner from 2014 through March 2021. While at Siris Capital Group, Mr. Zollar has worked closely with cloud-based technology providers, leading providers of enterprise security solutions and other technology and software-as-a-service companies. He served as a director of Red Hat from 2018 until 2019 and is currently a director of Nasdaq Inc., Bank of New York Mellon Corp, and Public Service Enterprise Group. Mr. Zollar retired from IBM in 2011 following a 34-year career during which he held a variety of senior management positions in IBM’s systems and software groups.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES INTRODUCED ABOVE.
2022 Notice of Annual Meeting & Proxy Statement   |   Election of Directors 15

Governance and the Board

Committees of the Board
Members of the Audit Committee, Directors and Corporate Governance Committee, and the Executive Compensation and Management Resources Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board, and the standards of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE).

Director	Audit	Directors and Corporate Governance	Executive Compensation and Management Resources	Executive
Thomas Buberl
David N. Farr
Alex Gorsky
Michelle J. Howard
Arvind Krishna				Chair
Andrew N. Liveris		Chair
F. William McNabb III
Martha E. Pollack
Joseph R. Swedish
Peter R. Voser	Chair
Frederick H. Waddell			Chair
Alfred W. Zollar
Board Committee Refreshment
On at least an annual basis, the Directors and Corporate Governance Committee reviews committee assignments and discusses whether rotation of committee members and committee chairs is appropriate to introduce fresh perspectives and to broaden and diversify the views and experiences represented on the Board’s committees. In 2021, Mr. Zollar joined the Directors and Corporate Governance Committee. In 2022, the Board rotated several committee positions. Admiral Howard rotated from the Directors and Corporate Governance Committee to the Audit Committee, Mr. Liveris rotated from the Executive Compensation and Management Resources Committee and became the chair of the Directors and Corporate Governance Committee, Mr. Waddell rotated from the chair of the Directors and Corporate Governance Committee and became the chair of the Executive Compensation and Management Resources Committee, and Mr. Voser became the chair of the Audit Committee. In addition, Mr. Gorsky became Lead Director.
Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2021.

Members:	Arvind Krishna (Chair) Alex Gorsky Andrew N. Liveris Peter R. Voser Frederick H. Waddell	Number of meetings in 2021: 0
162022 Notice of Annual Meeting & Proxy Statement   |   Governance and the Board

Audit Committee

Members:
Peter R. Voser
(Chair)
David N. Farr
Michelle J. Howard
F. William McNabb III
Audit Committee
Financial Experts:
David N. Farr
Michelle J. Howard
F. William McNabb III
Peter R. Voser
Number of meetings in 2021: 11

Key Responsibilities:
The Audit Committee is responsible for reviewing reports of IBM’s financial results, audit results, internal controls, and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations, including federal procurement requirements. Concurrent with that responsibility, set out more fully in the Charter, the Audit Committee performs many other functions, including:

•
selecting the independent registered public accounting firm and reviewing its selection with the Board;

•
annually preapproving the proposed services to be provided by the accounting firm during the year;

•
receiving and discussing reports relating to key controls and processes, including cybersecurity.

•
reviewing the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for IBM; and

•
meeting with management prior to each quarterly earnings release.

The Audit Committee chair, pursuant to authority delegated by the Audit Committee, may approve engagements with the independent registered public accounting firm that are outside the scope of the services and fees approved by the Committee, which are later presented to the Committee.
The Board has determined that each member of the Committee qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC.
Charter: http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf

Directors and Corporate Governance Committee
Members: Andrew N. Liveris (Chair) Thomas Buberl Alfred W. Zollar Number of meetings in 2021: 8
Key Responsibilities:
The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure and practices of the Board. Concurrent with that responsibility, set out more fully in the Charter, the Directors and Corporate Governance Committee performs many other functions, including:

•
recommending qualified candidates to the Board for election as directors of IBM, including the slate of directors that the Board proposes for annual election by stockholders at the Annual Meeting, and planning for future Board and Committee refreshment actions;

•
advising and making recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board;

•
making recommendations to the Board on compensation for non-management directors;

•
reviewing and considering IBM’s position and practices on significant public policy issues, such as protection of the environment, corporate social responsibility, sustainability, and philanthropic contributions; and

•
reviewing and considering stockholder proposals, including those dealing with issues of public and social interest.

As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of IBM. The Committee recommends candidates based on their business or professional experience, the diversity of their background (including gender and ethnic diversity), and their talents and perspectives.
Charter: https://www.ibm.com/investor/att/pdf/IBM-Directors-and-Corporate-Governance-Committee-Charter.pdf

2022 Notice of Annual Meeting & Proxy Statement   |   Committees of the Board 17

Executive Compensation and Management Resources Committee
Members: Federick H. Waddell (Chair) Alex Gorsky Martha E. Pollack Joseph R. Swedish Number of meetings in 2021: 7
Key Responsibilities:
The Executive Compensation and Management Resources Committee has responsibility for defining and articulating IBM’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers. Concurrent with that responsibility, set out more fully in the Charter, the Executive Compensation and Management Resources Committee performs many other functions, including:

•
reviewing and approving the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluating performance in light of those goals and objectives and, together with the other independent directors, determining and approving the Chairman and CEO’s compensation based on this evaluation;

•
reviewing IBM’s human capital management, diversity and inclusion and other management resources programs, including overseeing, along with the full Board, the succession-planning process of the CEO and other senior management positions;

•
approving, by direct action or through delegation, participation in and all awards, grants, and related actions under IBM’s various equity plans;

•
managing the operation and administration of the IBM Supplemental Executive Retention Plan;

•
reviewing the compensation structure for IBM’s officers and providing oversight of management’s decisions regarding performance and compensation of other employees; and

•
monitoring compliance with stock ownership guidelines.

The Committee reports to stockholders as required by the SEC (see 2021 Report of the Executive Compensation and Management Resources Committee of the Board of Directors in this Proxy Statement).
Members of the Committee are not eligible to participate in any of the plans or programs that the Committee administers.
Charter: https://www.ibm.com/investor/att/pdf/Executive_Compensation_and_Management_
Resources_Committee_Charter.pdf

Compensation Committee Interlocks and Insider Participation: None
Messrs. Gorsky, Liveris, and Swedish and Dr. Pollack each served as members of the Executive Compensation and Management Resources Committee in 2021. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2021, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.
Certain Transactions and Relationships
Under IBM’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of IBM’s common stock. If the determination is made that a related person has a material interest in any IBM transaction, then IBM’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, IBM is of the view that the following transactions with related persons are not significant to investors because they take place under IBM’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by IBM where the compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies; and any grants or contributions made by IBM under one of its grant programs and in accordance with IBM’s corporate contributions guidelines.
From time to time, IBM may have employees who are related to our executive officers or directors. Mr. Eskew’s son is a former employee of IBM. He was an executive of IBM (not an executive officer) until January 2021. In addition, a daughter of Mr. R.F. Del Bene (Vice President and Controller) is also employed by IBM in a non-executive position. None of the above-referenced family member employees were or are executive officers of IBM. Each employee mentioned above received compensation in 2021 between $120,000 and $277,000. The compensation and other terms of employment of each of the family member employees noted above are determined on a basis consistent with IBM’s human resources policies.
182022 Notice of Annual Meeting & Proxy Statement   |   Certain Transactions and Relationships

Corporate Governance
IBM’s Corporate Governance Principles
IBM’s Board of Directors has long adhered to governance principles designed to ensure the continued vitality of the Board and excellence in the execution of its duties. For more than 25 years, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and the practice of regularly scheduled executive sessions, including sessions of non-management directors without members of management. The IBM Board Corporate Governance Guidelines reflect IBM’s principles on corporate governance matters. These guidelines are available at https://www.ibm.com/investor/att/pdf/IBM-Board-Corporate-Governance-Guidelines.pdf.
IBM also has a code of ethics for directors, executive officers, and employees. The Business Conduct Guidelines are available on our website at https://www.ibm.com/investor/att/pdf/2021_Business_Conduct_Guidelines.pdf. Any amendment to, or waiver of, the Business Conduct Guidelines that applies to one of our directors or executive officers may be made only by the Board or a Board committee, and would be disclosed on IBM’s website.
The process by which stockholders and other interested parties may communicate with the Board or non-management directors of IBM is available at https://www.ibm.com/investor/governance/contact-the-board.
Independent Board

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the independent directors and IBM as part of the assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. In addition to this annual assessment, director independence is monitored by the Directors and Corporate Governance Committee and the full Board on an ongoing basis.

The independence criteria established by the Board in accordance with NYSE requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at https://www.ibm.com/investor/att/pdf/Independence_Standards.pdf.
Applying those standards to IBM’s non-management director nominees, including those directors not standing for election, as well as a former director who served during 2021, the Committee and the Board have determined that each of the following has met the independence standards: T. Buberl, M.L. Eskew, D.N. Farr, A. Gorsky, M.J. Howard, A.N. Liveris, F.W. McNabb III, M.E. Pollack, J.R. Swedish, S. Taurel, P.R. Voser, F.H. Waddell, and A.W. Zollar.
Mr. Eskew’s son is a former employee of IBM in a non-executive officer role. He was hired over a year before Mr. Eskew joined IBM’s Board and his compensation and other terms of employment were determined on a basis consistent with IBM’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.
Director Attendance
In 2021, the Board held 11 meetings and the committees collectively met 26 times. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2021:
•
Overall attendance at Board and committee meetings was over 99%; and

•
Attendance was at least 75% for each director.

In addition, each director attended IBM’s 2021 Annual Meeting of Stockholders. IBM’s policy with regard to Board members’ attendance at annual meetings of stockholders is available at https://www.ibm.com/investor/governance/director-attendance-at-annual-meeting-of-stockholders.
2022 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 19

Independent Leadership Structure
The Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to IBM and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances.
Mr. Krishna serves as IBM’s Chairman and CEO and Mr. Gorsky serves as IBM’s independent Lead Director, a structure that the Directors and Corporate Governance Committee and the full Board believe is currently in the best interests of IBM and its stockholders. Among other factors, the Board considered and evaluated: the importance of consistent, unified leadership to execute and oversee the Company’s strategy; the strength of Mr. Krishna’s vision for the Company and the quality of his leadership; the strong and highly independent composition of the Board; the views and feedback heard from our investors through our ongoing engagement program throughout the years expressing support for IBM’s leadership structure; and the meaningful and robust responsibilities of the independent Lead Director. A strong, independent Lead Director with clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. As part of its annual review, and with the retirement of Mr. Eskew, the Board determined that Mr. Gorsky would best serve stockholders as the Company’s independent Lead Director. Mr. Gorsky has significant global business, technology, leadership, and oversight experience as the executive chairman and former chief executive officer of Johnson & Johnson.

The Board strongly believes that its leadership structure strikes the right balance of allowing our Chairman and CEO to promote a clear, unified vision for the Company’s strategy, providing the leadership critical for effectively and efficiently implementing the actions needed to ensure strong performance over the long term, while ensuring robust, independent oversight by the Board and Lead Director.

Role of the Lead Director

Mr. Gorsky the Lead Director, has the following core responsibilities:
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which are held at every Board meeting;

serve as liaison between the Chairman and the independent directors;

approve information sent to the Board;

approve meeting agendas for the Board;

approve meeting schedules in collaboration with the Chairman to ensure there is sufficient time for discussion of all agenda items;

authority to call meetings of the independent directors; and

if requested by major stockholders, ensure that he is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

In addition to these core responsibilities, the Lead Director engages in other regular activities, including:
one-on-one debriefs with the Chairman after each meeting;

analyze CEO performance in Executive Session in conjunction with the Executive Compensation and Management Resources Committee Chair;

review feedback from the Board and committee evaluation process, working with the Directors and Corporate Governance Committee Chair on enhancements to Board processes and practices;

spend time with senior management outside of Board meetings to ensure a deep understanding of the business and strategy of the Company; and

attend Directors and Corporate Governance and Audit Committee meetings in addition to the Executive Compensation and Management Resources Committee meetings.

The full Board reviews our leadership structure at least annually to ensure the allocation of responsibilities remains appropriate.
Executive Sessions
Regularly scheduled executive sessions, including sessions of independent directors without members of management, chaired by the Lead Director, are held at each Board meeting. Additionally, executive sessions of the independent directors are led by the Chairs of the Directors and Corporate Governance and Executive Compensation and Management Resources Committees, respectively, at least once per year.
202022 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Board Evaluation Process
IBM’s Board utilizes a comprehensive, multi-part process for its ongoing self-evaluation to ensure that the Board is operating effectively and that its processes reflect best practices. From time to time, this process includes a third-party review of the Board’s process and evaluation criteria. Each year, IBM’s Directors and Corporate Governance Committee oversees the evaluation process to ensure that the full Board and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement.
Full Board Self-Evaluation
The Board conducts an annual self-evaluation to review the effectiveness of the Board and its committees, led by the Chair of the Directors and Corporate Governance Committee. In this comprehensive review, the self-evaluation focuses on:
•
The composition and performance of the Board, including the size, mix of skills and experience and director refreshment practices;

•
The quality and scope of the materials distributed in advance of meetings;

•
The Board’s access to Company executives and operations;

•
The promotion of rigorous decision making by the Board and the committees;

•
The effectiveness of the Board and committee evaluation processes; and

•
The overall functioning of the Board and its committees.

Each Individual Committee has Self-Evaluation
Each committee also performs a self-evaluation in executive session on an annual basis. The Audit Committee’s evaluation, for example, includes individual, one-on-one interviews between IBM’s internal Chief Auditor and each member of the Committee.
One-on-One Interviews with the Chairman of the Board
The Chairman holds individual, one-on-one interviews with each IBM director to obtain his or her candid assessment of director performance, Board dynamics and the effectiveness of the Board and its committees.
Feedback from Chairman
The Chairman shares insights from each of these meetings with the Lead Director, the Chair of the Directors and Corporate Governance Committee, and the full Board.
Results Discussion
The Board meets in executive session to discuss the results of the evaluation and any other issues that the directors may want to raise.
Follow-ups
Self-evaluation items requiring follow-up and execution are monitored on an ongoing basis by the Board, each of the committees, and by IBM management. While this formal self-evaluation is conducted on an annual basis, the evaluation process is an ongoing process throughout the year. At each meeting, the Chairman actively solicits feedback from each individual director and directors continuously share their perspectives, feedback, and suggestions throughout the year.
Succession Planning
IBM has long been recognized for its leadership and talent development. One of the Board’s most important responsibilities is to ensure that IBM has the appropriate management to execute the Company’s long-term strategy. To fulfill this responsibility, the full Board meets regularly to actively review and plan the succession of the CEO and other senior management positions.
In succession planning, the Board discusses:
• Succession process and timeline • Profile and candidate assessments, both internal and external, for the CEO and other senior leadership positions	• Leadership pipeline and development plans for the next generation of senior leadership • Diversity, inclusion, and Company culture

The Executive Compensation and Management Resources Committee also regularly reviews succession planning and the Company’s management resources programs, overseeing a broad range of human capital management topics, including diversity and inclusion.

2022 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance 21

Strategy Oversight
The Board actively oversees IBM’s long-term business strategy and is actively engaged in ensuring that IBM’s culture reflects its longstanding commitment to integrity, compliance, and inclusion. The Board is continuously engaged with management on these topics. For example, each year, the Board:
Risk Oversight
At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risk could be destructive to stockholder value.
In addition, an overall review of risk is inherent in the Board’s consideration of IBM’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions, divestitures and other portfolio actions, and operational and financial matters. The Board’s role in risk oversight of IBM is consistent with IBM’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing IBM’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Cybersecurity is a critical part of risk management at IBM. To more effectively address cybersecurity threats, IBM leverages a multi-layered approach. IBM has a dedicated Chief Information Security Officer (CISO) whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes. The CISO is a part of IBM’s Enterprise and Technology Security (ETS) organization, which works across all of the organizations within the Company to protect IBM, its brand, and its clients against cybersecurity risks.
Both the Board and the Audit Committee each receive regular updates from senior management, including the CISO and cybersecurity experts, in areas such as threat intelligence, major cyber risk areas, emerging global policies and regulations, cybersecurity technologies and best practices, and cybersecurity incidents.

Climate change is a serious concern that warrants meaningful action on a global basis. IBM considers risks as identified by the Financial Stability Board Task Force on Climate-related Financial Disclosures (TCFD) in its risk management process. IBM senior management assesses the significance of environmental and climate-related risks. In addition, they manage these risks and provide regular updates to the Board and to the Directors and Corporate Governance Committee.
IBM has established objectives and targets for energy conservation, procurement of renewable energy, carbon dioxide (CO2) emissions reduction and other key environmental performance indicators. Performance against these objectives and targets is routinely monitored, and results are reviewed annually by the Board’s Directors and Corporate Governance Committee. Details on IBM’s performance against key environmental performance indicators can be found in our annual ESG Report available at https://www.ibm.org/responsibility/reports.

222022 Notice of Annual Meeting & Proxy Statement   |   Corporate Governance

Director Compensation
Annual Retainer: In 2021, non-management directors received an annual retainer of $325,000. Chairs of each of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee each received an additional annual retainer of $20,000 and the chair of the Audit Committee received an additional annual retainer of $30,000. The additional retainer for the Lead Director position is $40,000.
Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of IBM’s common stock. When a dividend is paid on IBM’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. IBM does not pay above-market or preferential earnings on compensation deferred by directors.
Stock Ownership Guidelines: Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to eight times the equity portion of the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of immediate family sharing the same household, and (ii) DCEAP PFS. Stock-based holdings do not include unexercised stock options.
Our stock ownership guidelines remain the strongest in our peer group.
Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in cash and/or shares of IBM’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in any of (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the NYSE as follows: for payouts made in an immediate lump sum, IBM stock will be valued on the first day after the date on which the director ceases to be a member of the Board; for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM common stock will be valued on the last business day of the January preceding such February payment.
IBM’s Matching Grants Program: In 2021, non-management directors were eligible to participate in IBM’s Matching Grants Program on the same basis as IBM’s employees based in the U.S. Under this program, IBM matched a director’s eligible contributions in cash on a 1-to-1 basis to approved educational institutions, medical facilities and cultural or environmental institutions. Each director was eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.
Director Compensation Consultant: The Committee retains Semler Brossy Consulting Group, LLC (Semler Brossy) to assess trends and developments in director compensation practices and to compare IBM’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of IBM’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, Semler Brossy does not perform any other work for IBM. The Committee determined that Semler Brossy is free of conflicts of interest.
2022 Notice of Annual Meeting & Proxy Statement   |   Director Compensation23

2021 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(1)	(d)
Thomas Buberl	325,000	38,901		363,901
Michael L. Eskew	395,000	539,632		934,632
David N. Farr	325,000	162,671		487,671
Alex Gorsky	345,000	219,084		564,084
Michelle J. Howard	325,000	69,668		394,668
Andrew N. Liveris	325,000	323,856		648,856
F. William McNabb III	325,000	56,698		381,698
Martha E. Pollack	325,000	80,046		405,046
Joseph R. Swedish	325,000	79,086		404,086
Sidney Taurel(2)	81,250	76,358		157,608
Peter R. Voser	325,000	205,490		530,490
Frederick H. Waddell	345,000	133,815		478,815
Alfred W. Zollar(3)	59,583	13		59,596

(1)
Amounts in this column include the following: for Mr. Buberl: $38,836 dividend equivalent payments on PFS; for Mr. Eskew: $539,557 of dividend equivalent payments on PFS; for Mr. Farr: $162,596 of dividend equivalent payments on PFS; for Mr. Gorsky: $219,008 of dividend equivalent payments on PFS; for Admiral Howard $69,593 of dividend equivalent payments on PFS; for Mr. Liveris: $323,781 of dividend equivalent payments on PFS; for Mr. McNabb, $56,622 of dividend equivalent payments on PFS; for Dr. Pollack: $79,971 of dividend equivalent payments on PFS; for Mr. Swedish: $79,011 of dividend equivalent payments on PFS; for Mr. Taurel: $71,333 of dividend equivalent payments on PFS; for Mr. Voser: $205,415 of dividend equivalent payments on PFS; and for Mr. Waddell: $123,739 of dividend equivalent payments on PFS and $10,000 contributed by the Company under IBM’s Matching Grants Program.

(2)
Mr. Taurel’s term on the Board ended April 2021.

(3)
Mr. Zollar joined the Board in October 2021.

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a prorated amount of the annual retainer for service on the Board and, if applicable, as Lead Director or a committee chair, based on the portion of the year for which the director served.
All Other Compensation (column (c)): Amounts shown in this column represent:
•
Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•
Group Life Insurance premiums paid by IBM on behalf of the directors.

•
Value of the contributions made by IBM under IBM’s Matching Grants Program as described above.

Delinquent Section 16(a) Reports: None
IBM believes that all reports for IBM’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 in 2021 were timely filed.
Insurance and Indemnification
IBM has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which IBM is able to provide indemnification. This coverage runs from June 30, 2021 through June 30, 2022, at a total cost of approximately $6.7 million. The primary carrier is AXA/XL Specialty Insurance Company.
242022 Notice of Annual Meeting & Proxy Statement   |   Director Compensation

Ownership of Securities
Security Ownership of Certain Beneficial Owners
The following sets forth information as to any person known to IBM to be the beneficial owner of more than five percent of IBM’s common stock as of December 31, 2021.
Name and address	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	75,553,655	8.42%
BlackRock Inc.(2) 55 East 52nd Street New York, NY 10055	65,452,374	7.3%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	53,156,014	5.93%

(1)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 10, 2022 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it does not have sole voting power over any shares, and has shared voting power over 1,387,276 shares, sole dispositive power over 71,965,561 shares, and shared dispositive power over 3,588,094 shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 1, 2022 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting power over 56,913,423 shares and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2022 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it does not have sole voting power over any shares, has shared voting power over 42,836,552 shares, has shared dispositive power over 53,048,681 shares, and does not have sole dispositive power over any shares. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

2022 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities 25

Common Stock and Stock-based Holdings of Directors and Executive Officers
The following table sets forth the beneficial ownership of shares of IBM’s common stock as of December 31, 2021, by IBM’s current directors and nominees, the executive officers named in the 2021 Summary Compensation Table, and such directors and all of IBM’s executive officers as of December 31, 2021, as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2021. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.
IBM’s current non-management directors had beneficial ownership of a total of 210,200 shares of common stock and DCEAP shares as of December 31, 2021. In the aggregate, these shares were valued at more than $28 million as of December 31, 2021, or an average of more than $2.3 million for each of IBM’s non-management directors as of December 31, 2021.
					Acquirable within 60 days				Value of Common Stock shares at Fiscal Year End
	Common		Stock-based		Stock Options And		Directors’ DCEAP
Name	Stock	(1)	Holdings	(2)	RSUs	(3)	Shares	(4)	($)	(5)
Michelle H. Browdy	86,068		119,804		0		N/A		11,503,849
Thomas Buberl	0		0		0		4,470		597,460
Gary Cohn	14,350		85,311		5,112		N/A		1,918,021
Michael L. Eskew	0		0		0		48,260		6,450,432
David N. Farr	7,508 (6)		7,508		0		14,799		2,981,554
Alex Gorsky	4,445		4,445		0		20,210		3,295,387
Michelle J. Howard	144		144		0		7,037		959,812
James J. Kavanaugh	94,018(7)		151,573		0		N/A		12,566,446
Arvind Krishna	118,691(8)		278,100		0		N/A		15,864,239
Andrew N. Liveris	2,655		2,655		0		29,256		4,265,224
F. William McNabb III	9,250		9,250		0		6,018		2,040,721
Martha E. Pollack	0		0		0		8,049		1,075,829
Thomas W. Rosamilia	17,831		82,549		0		N/A		2,383,291
Joseph R. Swedish	5,261(9)		5,261		0		7,965		1,767,787
Peter R. Voser	0		0		0		18,960		2,534,194
Frederick H. Waddell	3,763		3,763		0		11,923		2,096,591
Alfred W. Zollar	0		0		0		446		59,612
Directors and executive officers as a group	385,663(10)		826,554		5,112(10)		177,393(10)

(1)
This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 110,372 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 14,884 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)
For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2021 Nonqualified Deferred Compensation Narrative.

(3)
For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2021, and (ii) RSU awards that vest within 60 days after December 31, 2021. For Mr. Cohn, shares in this column are from an IBM restricted stock award which will vest within 60 days after December 31, 2021.

(4)
Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2021, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2021 Director Compensation Narrative for additional information).

(5)
Values in this column are calculated by multiplying the number of shares shown in the “Common Stock” column plus the “Directors’ DCEAP Shares” column by the closing price of IBM stock on the last business day of the 2021 fiscal year ($133.66).

(6)
Includes 450 shares in which voting and investment power are shared.

(7)
Includes 15,174 shares in which voting and investment power are shared.

(8)
Includes 89,486 shares in which voting and investment power are shared.

(9)
Voting and investment power are shared.

(10)
The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/100 of 1% of IBM’s outstanding shares.

262022 Notice of Annual Meeting & Proxy Statement   |   Ownership of Securities

Environmental and Social Responsibility

Corporate social responsibility has been a hallmark of IBM’s culture for over 100 years. With oversight from the Board, we lead with purpose and integrity to empower IBMers to be a force of positive change and to use technology to accelerate discovery. The trust of our stakeholders is IBM’s license to operate.

In 2022, based on stockholder feedback on how to make our ESG information even more accessible, we will synthesize our environmental, corporate responsibility and diversity reporting into one unified ESG Report. In the meantime, we encourage stockholders to read our latest Corporate Responsibility Report which provides insight into all of our ESG initiatives, including a mapping of key ESG metrics to SASB, and is available at https://www.ibm.org/responsibility/reports.
Based on feedback from investor outreach, below we also provide some examples reflecting how we are:
•
Putting trust and transparency into practice as a leader advancing responsible AI

•
Protecting the environment

•
Embracing and enabling a diverse and inclusive workforce

•
Advocating for responsible public policy positions

Putting our Principles of Trust and Transparency into Practice
For more than 100 years, IBM has continuously strived for responsible innovation that puts people first and ensures the benefits are felt broadly across society. This philosophy applies to our approach to artificial intelligence (AI): we aim to create and offer trusted technology that can augment, not replace, human decision-making. Properly calibrated, AI can assist humans in making fairer choices, countering human biases, and promoting inclusivity. IBM recognized early on that clearly articulating principles around the responsible deployment of AI technologies was critical — backed by a strong commitment to putting words into practice. Our commitment is represented by our long-standing values and our Trust and Transparency Principles, as well as our continued leadership with the Vatican’s Rome Call for AI Ethics, the Notre Dame-IBM Tech Ethics Lab, and published points of view on facial recognition and mitigating bias in AI. We share technology solutions with the open-source community, including several toolkits, created by IBM Research, designed to promote trustworthy AI.
While continuing to collaborate with governments, companies, and other organizations, we have expanded the work of our internal governance frameworks and processes to further embed privacy, tech ethics, and security into our operations. Our AI Ethics Board, which is comprised of a cross-disciplinary team of senior IBM leaders, co-chaired by IBM’s Chief Privacy Officer and IBM’s AI Ethics Global Leader, and reports to the highest level of the company, works with experts throughout our business to address our most complicated questions. We regularly share our AI Ethics Board governance process with clients and others outside of IBM so that we can collectively work to advance the responsible use of technology.
IBM Trust and Transparency Principles
The Purpose of AI	Data Insights and Ownership	Transparency and Explainability
The purpose of AI is to augment human intelligence. At IBM, we believe AI should make all of us better at our jobs, and that the benefits of the AI era should touch the many.

Data and insights belong to their creator. IBM clients’ data is their data, and their insights are their insights.

New technology, including AI systems, must be transparent and explainable. Technology companies must be clear about who trains their AI systems, what data was used in that training and, most importantly, what went into their algorithms’ recommendations.

2022 Notice of Annual Meeting & Proxy Statement   |   Environmental and Social Responsibility 27

Protecting the Environment
Environmental Highlights
Net Zero Greenhouse Gas Emissions by 2030	16,900 Metric Tons of Product Waste Reused, Resold or Sent for Recycling
Reduced CO2 Emissions 56.6% Against Base Year 2005, Adjusted for Divestitures and Acquisitions	Procured 59.3% of Electricity from Renewable Sources
Ambitious Goal Setting
Setting and achieving ambitious goals has long been an essential part of IBM’s global environmental management system: from the 1970s and 1980s, when we first established formal goals around energy conservation and waste management, to our first CO2 reduction goals set in 2000. And, in 2021, we conducted an extensive review of all our goals and announced 21 goals for environmental sustainability, including a new goal to achieve net zero greenhouse gas emissions by 2030, as well as new and updated goals covering energy and climate change, conservation and biodiversity, pollution prevention and waste management, supply chain and value chain, and our global environmental management system.
Please see our latest environmental report for additional information on our environmental goals and IBM’s environmental performance, which is available at https://www.ibm.org/responsibility/reports-and-policies.
Enabling Our Clients and Communities
At IBM, we believe that science, technology and innovation are essential to tackling environmental issues and helping clients and communities address environmental challenges. IBM continues to develop solutions that enable clients to assess and minimize their environmental footprint.
Enabling our Clients	Enabling our Communities

Last year, we launched the IBM Environmental Intelligence Suite to help clients leverage data and AI for climate risk assessment and adaptation. Using IBM’s Environmental Intelligence Suite, clients can plan for and respond to critical weather events to ensure business continuity. We are continuing to develop our portfolio of AI-enabled solutions to help our clients analyze, manage and report on environmental goals.

We are also uniting our experts and technology with the purpose of supporting communities. We believe that together, we have the potential to make a lasting, scalable impact on communities that need the most help. That is why we launched the Call for Code Global Challenge, which invited the world’s software developers to combat climate change with open source-powered technology. The top prize this year went to Saaf Water, an accessible water quality sensor and analytics platform for people living in rural localities. Leveraging IBM’s Service Corps, we will work with Saaf Water to incubate, test and deploy their solution in communities relying on groundwater for domestic use.

282022 Notice of Annual Meeting & Proxy Statement   |   Environmental and Social Responsibility

Embracing and Enabling a Diverse and Inclusive Workforce
At IBM we are passionate about creating a culture where employees of all backgrounds can thrive. IBM’s purpose is underpinned by a corporate culture that harnesses data transparency and AI to achieve growth and increase inclusion and diversity for our clients, our company and ourselves. In addition to embracing and enabling our workforce, we have committed to providing 30 million people with new skills by 2030. We are expanding access to digital skills and employment opportunities so that more people — regardless of their background — can participate in the digital economy.
The IBM Board of Directors strongly believes that much of the future success of IBM depends on the caliber of its talent and the full engagement and inclusion of IBMers in the workplace. Our commitment to equity and inclusion, talent and culture, education and diversity has been recognized by JUST Capital. IBM ranked first in our industry in JUST Capital’s 2022 America’s Most JUST companies.
For more information on IBM’s Diversity and Inclusion efforts, please see our diversity and inclusion report at https://www.ibm.org/responsibility/reports-and-policies.
Diversity and Inclusion

•
9 out of 10 IBMers feel empowered to be their authentic selves at work and feel that IBM is an inclusive workplace

•
IBM’s industry-leading diversity hiring practices have resulted in a 20% increase in underrepresented minority hiring over the past 3 years and a 31% increase in executive minority hiring

•
We currently have 8 D&I Communities with over 300 Business Resource Groups globally, spanning 47 countries with over 32,000 IBMers actively participating in programs, events, and other D&I initiatives

•
Same-sex partner benefits have been extended in 50 countries and 6,000 IBMers are certified LGBT+ Allies

•
IBM has had an equal pay policy since 1935; we have conducted statistical pay equity analysis for decades, and in 2021 this included all countries where we have employees

Community Impact Through Skilling

•
IBM has pledged to skill 30 million people by 2030, preparing them for in-demand jobs

•
Learners participating in our skilling programs earn digital badges and certifications widely recognized by the labor market

•
We are collaborating with over 23 historically black colleges and universities (HBCUs) on IBM quantum centers to advance STEM-based opportunities for traditionally underrepresented communities

•
900,000 college students at 10,000 universities are enrolled in specialized academic courses through our global university programs

•
IBM experts are matched with learners in programs like STEM for Girls and IBM SkillsBuild providing practical career advice and strategies for professional development and advancement; IBM employees volunteered over 870,000 hours in 2021

Talent and Culture

•
IBM offers a compelling value proposition to employees: IBMers develop innovative technologies including Cloud, AI, quantum computing and cybersecurity, for clients whose businesses the world relies on

•
In 2021, IBMers logged an average of over 70 learning hours per person, reflecting IBM’s commitment to provide access to every IBMer to the resources to build strategic skills, grow their careers, and face the future with confidence

•
Training and support is provided to help every IBMer be an upstander through inclusive behaviors

•
Hundreds of thousands of IBMers globally participate in our annual engagement survey, and our industry-leading talent practices enable more than 8 out of 10 IBMers to be highly engaged

•
Every IBM manager and leader has access to their team and organization engagement levels along with actionable data-driven insights

2022 Notice of Annual Meeting & Proxy Statement   |   Environmental and Social Responsibility 29

Responsibly Advocating Public Policy
IBM’s Government and Regulatory Affairs team engages in worldwide policy advocacy to drive growth and innovation in the digital economy. IBM has never had a political action committee (PAC), makes no political donations, and has always been committed to meaningful management, oversight, and accurate reporting of our engagement with government officials. To be clear, these policies do not put IBM at a disadvantage — instead, they empower us to promote meaningful policies that are good for business, employees, and all our stakeholders. Over the past year, while America’s democratic institutions were tested and many of IBM’s corporate peers contemplated suspending financial contributions to certain elected officials, we faced no such quandary. Consistent with our long-held principles, IBM was able to stay focused on substantive policy issues.
Political Contributions

In 1968, former IBM CEO Thomas Watson Jr. said a company “should not try to function as a political organization in any way.” IBM continues to live by this philosophy to this day. We have a long-standing policy not to make contributions of any kind (money, employee time, goods or services), directly or indirectly, to political parties or candidates, including through intermediary organizations, such as PACs, campaign funds, or trade or industry associations. This policy applies equally in all countries and across all levels of government, even where such contributions are permitted by law. In short, IBM engages in policy, not politics.

IBM does not have a PAC and does not engage in independent expenditures or electioneering communications as defined by law.
Lobbying

IBM’s Government and Regulatory Affairs team is committed to advancing common sense public policies that benefit our business and communities. We seek to build trust in technology through precision regulation, a modernized digital infrastructure, promoting justice and equality for all citizens, and leveraging science and technology for good. All IBM lobbying activities, including by third parties on behalf of IBM, require the prior approval of the IBM Office of Government and Regulatory Affairs and must comply with applicable law and IBM’s Business Conduct Guidelines.

IBM files periodic reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing its U.S. federal lobbying activities and expenditures, with U.S. state and municipal governments, where required, and with the European Union Transparency Register.

Trade Associations

IBM joins trade and industry associations that add value to IBM, its stockholders and employees. These groups have many members from a wide variety of industries, and cover broad sets of public policy and industry issues. Although IBM works to make our voice heard, there may be occasions where our views on an issue differ from those of a particular association. We perform comprehensive due diligence on all of our trade associations to confirm they are reputable and have no history of malfeasance. Company policy prohibits them from using any IBM funds to engage in political expenditures, and we implement robust procedures to ensure they comply.

The IBM Board of Directors, as part of its oversight function, periodically receives reports from senior management relating to IBM’s policies and practices regarding governmental relations, public policy, and any associated expenditures.

IBM’s senior management, under the leadership of IBM Government and Regulatory Affairs, closely monitors and coordinates all public policy advocacy efforts, as well as any lobbying activities.

IBM is proud to report that the Center for Political Accountability’s 2021 Report on Corporate Political Disclosure and Accountability gave IBM a score of 98.6 out of 100, naming IBM a trendsetter in Political Disclosure and Accountability and recognizing IBM as one of only 32 companies that prohibit trade associations and non-profits from using Company contributions for election-related purposes

302022 Notice of Annual Meeting & Proxy Statement   |   Environmental and Social Responsibility

2021 Executive Compensation

Message to Stockholders

Report of the Executive Compensation and
Management Resources Committee of the Board of Directors
Set out below is the Compensation Discussion and Analysis, which is a discussion of IBM’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies.
Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those programs and policies, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
At the 2021 annual meeting, 51% of our shares voted did not support our Say on Pay proposal, which was substantially below the support received in prior years. Following the 2021 vote, we increased our investor outreach efforts to ensure we fully understood our investors’ feedback and concerns. We offered engagement to investors representing 55% of the shares that voted at the 2021 annual meeting, and ultimately met with investors representing more than 35% of voted shares — including 6 of our 10 largest investors. We greatly appreciate the feedback that our investors provided.
Through these discussions, we learned that investors generally remained supportive of our pay programs, and appreciated the changes in our incentive plan metrics to reinforce IBM’s growth strategy following the plan to separate Kyndryl that was announced at the end of 2020. However, many investors did express concern over the one-time equity award provided to James Whitehurst in March 2020, in connection with Mr. Whitehurst signing an IBM non-compete agreement. These discussions confirmed for us that this unique grant was the basis for the failed vote.
In these meetings, we openly discussed the one-time award for Mr. Whitehurst, and heard specific concerns about whether the award was necessary to secure a non-compete agreeement. We sought to clarify that we considered the circumstances to be extraordinary in this situation, as this is the first time a senior leader from a large acquisition has become an IBM Officer prior to signing an IBM non-compete agreement. Since Mr. Whitehurst’s prevailing non-compete agreement as the CEO of Red Hat when it was acquired in July 2019 was more limited to the scope of the Red Hat business, we considered the IBM non-compete agreement important to protect IBM’s intellectual property and stockholders’ interests. That said, we fully understand the concerns around the one-time award that were expressed and appreciated the feedback. We explained to our investors that we do not anticipate a need to provide one-time awards to our named executive officers going forward. For example, no named executive officers received a one-time retention award in 2021. We also reconfirmed that our ongoing compensation programs, including our annual incentive program and long-term incentives, are designed to be effective to motivate, retain, and align IBM’s named executive officers with stockholders.
The full summary of what we heard from investors, and the actions the Compensation Committee took as a result, can be found in the Compensation Discussion and Analysis summary following this report. We continue to evaluate the effectiveness of our executive compensation programs and practices, and a critical component of that evaluation process is feedback from engaging with our stockholders.
We appreciate all of the feedback and support, and we join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.
Frederick H. Waddell (chair)
Alex Gorsky
Joseph R. Swedish
Martha E. Pollack
2022 Notice of Annual Meeting & Proxy Statement   |   2021 Executive Compensation 31

2021 Compensation Discussion and Analysis
In 2021, IBM delivered $57.4B in revenue, and generated $12.8B cash from operations.(1)
Improved Revenue growth profile
Continuing Operations revenue, year-to-year growth figures at constant currency(2)
Accelerating IBM Growth	Optimized Portfolio, Including Kyndryl Separation
Revenue growth accelerated in 2021, exiting the 4th quarter at 8.6% including approximately 3.5 points from incremental external sales to Kyndryl	Completed the separation of Kyndryl on November 3, 2021, and focused on Hybrid Cloud & AI strategy
2021 Revenue Mix

Increased revenue mix to higher growth software and consulting
Software revenue +4% Year-to-Year
Annual Recurring Revenue* over $13B, +8% year-to-year exiting 4Q2021
Consulting revenue +8% Year-to-Year
Business Transformation +13%
Year-to-Year
Technology Consulting +10%
Year-to-Year

*Annual Recurring Revenue for Hybrid Platform & Solutions(2)
Hybrid Cloud Revenue	Continued Red Hat Success
Hybrid Cloud Revenue grew 19% in 2021, and now makes up 35% of IBM revenue	Over 3,800 clients using hybrid cloud platform, up 1,000 Year-to-Year
Strategic Capital Allocation
Completed 15 acquisitions in 2021 for $3B	Return $6B to stockholders through dividends in 2021	Reduced debt by $10B in 2021 and $21B since acquiring Red Hat

(1)
Cash from operations is presented on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl.

(2)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

Note: In an effort to provide additional and useful information regarding IBM’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), this Compensation Discussion and Analysis and Proxy Statement contains certain non-GAAP financial measures, including operating earnings per share, free cash flow including discontinued operations activity related to the separation of Kyndryl, operating cash flow including discontinued operations activity related to the separation of Kyndryl, operating net income, revenue growth rates adjusted for currency, and revenue adjusted for currency. Amounts are presented on a continuing operations basis unless otherwise noted. For reconciliation and rationale for management’s use of this non-GAAP information, refer to Appendix A — “Non-GAAP Financial Information and Reconciliations.”
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Our compensation strategy, with significant pay at risk, supports the drivers of IBM’s high value business model.
For 2021, at target, 65% of Mr. Krishna’s pay remained at risk and subject to attainment of rigorous performance goals.

For 2021 performance, the Board approved an annual incentive payment of $2,940,000 for Mr. Krishna, which was 98% of target. The payout reflects a 100% Individual Contribution Factor (ICF) and the Annual Incentive Program (AIP) pool funding at 98%.

In making this award in line with the Company’s incentive score, the Committee also considered Mr. Krishna’s overall performance against his objectives, which included optimizing the Company’s portfolio to focus on hybrid cloud and AI growth by successfully separating Kyndryl on November 3, 2021, two months prior to year end. In addition, the Committee considered his personal leadership in quantum computing, improving diversity representation including meaningful improvements in diverse executive representation, and continuing to improve employee engagement in a year where the company underwent significant change.
Payouts in both the annual and long-term programs reflect rigorous performance goals.
2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 33

Stockholder Engagement Provided Important Feedback for the Committee
IBM continually reviews and enhances its corporate governance and executive compensation programs. As part of this review, it is IBM’s longstanding practice to meet with a significant number of our largest investors during both the proxy season and the off-season, to solicit their feedback on a variety of topics.
In 2021, 51% of shares voted did not support the annual advisory vote on Executive Compensation (Say on Pay). Following the vote and in order to understand fully our investors’ feedback and concerns about our pay programs and practices, IBM launched an expanded investor outreach program, offering engagement to 55% of the shares that voted at the 2021 annual meeting, and meeting with investors representing more than 35% of voted shares, including 6 of our 10 largest investors. IBM’s independent Lead Director, together with our Chairman and CEO and other senior management, met directly with investors representing over 26% of the shares voted.
This in-depth engagement process provided valuable feedback to the Compensation Committee. Overall, our stockholders reconfirmed support for our pay programs and practices, including changes to AIP and PSU metrics introduced in 2021. However, many investors also expressed concern with the one-time equity award granted to James Whitehurst in March 2020, in connection with Mr. Whitehurst signing an IBM non-compete agreement (NCA) that fully covered the scope of IBM’s business footprint and was consistent with those signed by other IBM senior leaders. The following table summarizes the major items raised by our investors, and the Committee’s response to this feedback.
What We Heard	Compensation Committee’s Response
Support for our pay programs, including the updates to our plan metrics that reinforced our growth strategy
•
Continued our Annual Incentive Program (AIP) and Performance Share Unit (PSU) metrics that were established in 2021.

•
Updated Compensation Peer Group to increase the weighting of peers in the technology industry, reflect IBM’s increased orientation as a hybrid cloud and AI company, and align the Peer Group with the size and scope of IBM following the separation of Kyndryl.

•
Introduced Stock Options in 2022 as part of the overall equity pay mix for executives; ensures a portion of equity does not generate value unless IBM’s stock price increases over the price when granted.

Positive reaction to the AIP diversity modifier, as well as management’s support for the 2021 stockholder proposal calling for annual reporting on Diversity & Inclusion
•
IBM is committed to a diverse and inclusive workplace, and reports annually on the effectiveness of our diversity and inclusion programs.

•
IBM Board of Directors will continue to engage openly on all stockholder proposals and may support proposals in the future that align with IBM’s strategy and values.

•
Disclosure of the 2021 diversity modifier results are included in the “2021 Annual Incentive Program” section, with additional details of our diverse executive representation to be disclosed in IBM’s annual ESG Report.

Concern over the one-time grant for James Whitehurst awarded in March 2020 in connection with Mr. Whitehurst signing an IBM NCA
•
The circumstances of Mr. Whitehurst’s one-time award were unique and resulted in him entering into an IBM NCA to protect the company’s intellectual property and its stockholders’ interests. The Compensation Committee’s philosophy is that ongoing compensation programs, including AIP and long-term incentives, are designed to be effective to motivate, retain, and align named executive officers with stockholders. As such, one-time awards for named executive officers are not a common practice. The Committee regards the input of stockholders as important and agrees grants of this nature would only occur in extraordinary circumstances. No one-time awards were provided to any named executive officers in 2021.

•
In connection with Mr. Whitehurst stepping down as President in 2021, the planned 2021 annual long term incentive award was not granted.

•
Mr. Whitehurst has agreed to stay with IBM as a Senior Advisor until May 2022. Unvested equity awards were not accelerated, and any outstanding equity awards (including the final tranche of this one-time award) will forfeit following his separation; under the IBM NCA Mr. Whitehurst cannot provide services to a competitor, or solicit clients, for one year following his separation.

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Section 1: Executive Compensation Program Design and Results
Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how and why compensation decisions are made.
To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•
Align the interests of IBM’s leaders with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•
Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•
Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•
Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•
Differentiate rewards to reflect individual and team performance.

The specific elements of IBM’s U.S. executive compensation programs are:
Type	Component	Key Characteristics
Current Year Performance	Salary	Salary is a market-competitive, fixed level of compensation.
	Annual Incentive Program (AIP)	At target, annual incentive provides a market-competitive total cash opportunity. Actual annual incentive payments are funded by business performance against financial metrics and distributed based on annual performance scores, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.
Long-Term Incentive	Performance Share Units (PSUs)
Equity awards are typically granted annually and may consist of PSUs and RSUs, and beginning in 2022, Stock Options. Equity grants are based on competitive positioning and vary based on individual talent factors. Lower performers do not receive equity grants.
For PSUs, the number of units granted can be increased or decreased at the end of the three-year performance period based on IBM’s performance against predetermined targets.
In addition, a relative performance metric applies to all PSU awards. The final number of PSUs earned can be increased or decreased based on IBM’s Return on Invested Capital (ROIC) performance relative to S&P indices.

	Restricted Stock Units (RSUs)	RSUs vest over time; typically ratably over four years.
	Stock Options (Options)	Will become part of the annual equity mix in 2022. Stock Options will vest over time; typically ratably over four years. The exercise price will be at least the value of the IBM stock price on the date of grant, and will be exercisable for up to 10 years from the date of grant.
Retention	Stock-Based Grants & Cash Awards	Periodically, the Compensation Committee and/or the Chairman and CEO reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, awards may be made in the form of Retention Restricted Stock Units (RRSUs), retention PSUs (RPSUs), or cash for certain executives. RRSU and RPSU vesting periods typically may range from two to five years. In addition to time-based vesting, RPSUs include a relative ROIC performance metric (consistent with standard PSUs) for some or all of a given award. Cash awards have a clawback if an executive leaves IBM before it is earned.
Other Compensation	Perquisites and Other Benefits	Perquisites are intended to ensure safety and productivity of executives. Perquisites include such things as annual executive physicals, transportation, financial planning, and personal security.
Post Employment	Savings Plan
U.S. employees may participate in the IBM 401(k) Plus Plan by saving a portion of their pay in the plan, and eligible employees may also participate in a non-qualified deferred compensation savings plan, which enables participants to save a portion of their eligible pay in excess of IRS limits for 401(k) plans. The Company provides matching and automatic contributions for both of these plans.

Non-qualified Savings Plan
	Pension Plans (closed)	Named Executive Officers (NEOs) may have legacy participation in closed retention and retirement plans, for which future accruals ceased as of December 31, 2007.
	Supplemental Executive Retention Plan (closed)	A full description of the Retention, Pension, and Non-Qualified Deferred Compensation plans is provided in this Proxy Statement, beginning with the 2021 Retention Plan Narrative.
2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 35

Our Incentive Compensation Design Supports our Business Strategy
Our senior executive pay is heavily weighted to IBM’s performance through the annual and long-term incentive programs. Each year, the Committee ensures that these programs are closely aligned to the Company’s financial and strategic objectives and are appropriately balanced. Targets are set at challenging levels and are consistent with IBM’s financial model shared with investors for that year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not encourage an inappropriate amount of risk taking.
AIP and PSU Design Updates Beginning in 2021
To reinforce the strategic shift of the Company’s business model announced in October 2020, when IBM announced the planned separation of the Company’s managed infrastructure services business, and to support the focus on delivering sustainable revenue growth and free cash flow as a hybrid cloud and AI company, the Committee revamped the performance metrics in our executive compensation programs as follows:
2021 Metrics and Weightings
*
Non-GAAP financial metric. Net Cash from Operating Activities, excluding Global Financing receivables.

**
Non-GAAP Financial Metric. ROIC equals consolidated net operating profits after tax (consolidated GAAP net income plus after-tax interest expense) divided by the sum of the average debt and average total stockholders’ equity over the period. Due to the significant nature of the Red Hat acquisition, the Company utilizes a computation of ROIC excluding goodwill associated with the acquisition. The goodwill that was generated is primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved over time from the integration of Red Hat products into the Company’s various integrated solutions. The calculation also excludes current period U.S. tax reform charges due to its unique, non-recurring nature.

Note: For PSU performance periods that began prior to 2021, the metrics included Operating EPS at 70%, Free Cash Flow at 30%, and the ROIC Modifier.
IBM shares its financial model each year with investors in the context of its long-term strategy. To provide transparency into the rigor of our goal setting process, IBM discloses the performance attainment against targets for the most recent performance period, for both the Annual Incentive Program and the Performance Share Unit Program.
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2021 Annual Incentive Program
How It Works
IBM sets business objectives at the beginning of each year, which are approved by the Board of Directors. The Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program to reflect current business priorities. These objectives translate to targets for IBM and for each business unit for purposes of determining the target funding of the AIP.
Performance against business objectives determines the actual total funding pool for the year, which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, performance for IBM is assessed against these predetermined financial targets, which are updated to remove any impact of currency movement or the change in tax rates, compared to plan.
The financial targets may be adjusted up or down for extraordinary events if recommended by the Chairman and CEO and approved by the Compensation Committee. For example, adjustments are usually made for large acquisitions and divestitures. For 2021, following the separation of Kyndryl on November 3, 2021 into its own publicly traded company with approximately $19 billion in revenue, the targets were adjusted to incorporate the impact on planned Revenue and Operating Cash Flow plan due to separating Kyndryl two months ahead of schedule.
Beginning in 2021, a new diversity modifier was added to AIP to affirm management’s commitment to improving diverse representation of our workforce. This modifier can result in a 5 point reduction, no impact, or 5 point increase to the AIP scoring. In 2021, the modifier was based on the improvement in representation for executive women globally, and Black and Hispanic executives in the United States.
Finally, the Chairman and CEO can recommend an adjustment, up or down, based on factors beyond IBM’s financial performance; for example, client experience, market share growth and diversity and inclusion of IBM’s workforce. For 2021, no qualitative adjustment was made.
The Compensation Committee reviews the financial scoring, diversity modifier, and proposed qualitative adjustments, and approves the final AIP funding level.
Once the total pool funding level has been approved, payouts for each executive are calculated using an Individual Contribution Factor (ICF). The ICF is determined by evaluating individual performance against predetermined business objectives. As a result, a lower-performing executive will receive as little as zero payout and the most exceptional performers (excluding the Chairman and CEO) are capped at three times their individual target incentive (payouts at this level are rare and only possible when IBM’s performance has also been exceptional). The AIP, which covers approximately 4,000 IBM executives, includes this individual cap at three times the individual target to ensure differentiated pay for performance. For the Chairman and CEO, the cap is two times target. An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement. AIP payouts earned during the performance period are generally paid on or before March 15 of the year following the end of such period.
This incentive design ensures payouts are aligned to IBM’s overall business performance and diversity goals while also ensuring individual executive accountability for specific business objectives.
2021 AIP Payout Results
Based on full year financial performance against IBM revenue and operating cash flow, the weighted incentive score was 93. In addition, executive representation of women globally, and Black and Hispanic executives in the United States improved by 1.0 point, 1.5 points and 0.4 points, respectively in 2021. This improvement in executive representation for these groups resulted in the diversity modifier increasing the weighted incentive score by 5 points, to 98.
(1)
Based on AIP payout table.

(2)
IBM Revenue and Operating Cash Flow are presented on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl. Operating Cash Flow is a non-GAAP financial metric. See Appendix A for information on how we calculate these performance metrics.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 37

Performance Share Unit Program
The Performance Share Unit (PSU) metrics for the 2019-2021 performance period were Operating EPS and Free Cash Flow, unchanged from previous years. Targets are established at the beginning of each three-year performance period. These targets are based on IBM’s financial model, as shared with investors, and the Board-approved annual budget. The Committee’s longstanding practice is that the Company’s share repurchase activities have no effect on executive compensation. Actual operating EPS results are adjusted to remove the impact of any difference between the actual share count and the budgeted share count, while simultaneously ensuring that executive compensation targets are normalized for any planned buybacks that are incorporated into the Operating EPS target. Additionally, the scoring for the PSU Program may also take into account extraordinary events.
At the end of each three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs are adjusted up or down from 0% to 150% of targets, based on the approved actual performance.
In addition, the PSU Program has a Relative Return on Invested Capital (ROIC) modifier. The modifier is based on IBM’s ROIC performance over the three-year performance period, relative to the S&P 500 Index (excluding financial services companies due to lack of comparability) and the S&P Information Technology Index. This modifier reduces the score up to 20 points when performance falls below the S&P 500 Index median, and increases the score up to 20 points when IBM exceeds the median performance of both the S&P 500 Index and the S&P Information Technology Index. The modifier has no impact when IBM’s ROIC performance falls between the S&P 500 Index median and the S&P Information Technology Index median. There is no qualitative adjustment to the PSU program score.
Relative ROIC Modifier

The PSU score is calculated as a weighted average of results against targets for Operating EPS (70%) and Free Cash Flow (30%). The calculation for the 2019-2021 performance period is shown in the table below. For the 2019-2021 performance period, the ROIC modifier was 0%. While IBM ROIC was at the 65th percentile of the S&P 500 Index (excluding financial services), it did not exceed the median of S&P Information Technology Index.

(1)
Based on PSU payout table.

(2)
Non-GAAP financial metric. ROIC equals consolidated net operating profits after tax (consolidated GAAP net income plus after-tax interest expense) divided by the sum of the average debt and average total stockholders’ equity over the period. Due to the significant nature of the Red Hat acquisition, the Company utilizes a computation of ROIC excluding goodwill associated with the acquisition. The goodwill that was generated is primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved over time from the integration of Red Hat products into the Company’s various integrated solutions. The calculation also excludes current period U.S. tax reform charges due to its unique, non-recurring nature.

(3)
Non-GAAP financial metrics. Free Cash Flow amounts are on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl. Operating EPS cumulative performance is calculated based on 2019 and 2020 historical as reported amounts, with immaterial share adjustments, and 2021 Operating EPS, adjusted for discontinued operations less separationrelated charges. See Appendix A for GAAP to Non-GAAP reconciliation.

Impact of Significant One-Time Events on the Open PSU Performance Periods
As previously disclosed in connection with the separation of Kyndryl, the Committee determined that the targets for these two outstanding PSU programs were no longer reflective of the company’s strategic direction and growth objectives as communicated to stockholders prior to the announced plan to separate Kyndryl. In February 2021, the Committee approved an adjustment to the targets for the 2019-2021 and 2020-2022 PSU programs, to incorporate the planned impact of the 2021 separation of Kyndryl, including one-time transaction-related cash charges associated with the separation, and actions taken to enable the separation of Kyndryl and IBM’s growth. Following the separation of Kyndryl on November 3, 2021 into its own publicly traded company with approximately $19 billion in revenue, a final target adjustment was made for all three open PSU programs. The final adjustment was made to incorporate the impact of separating Kyndryl, including the early separation of Kyndryl two months ahead of schedule. As a result of the adjustments made for the Kyndryl separation and actions taken to enable IBM’s growth strategy, EPS and Free Cash Flow targets for the 2019-2021 PSU program are lower than those for the 2018-2020 PSU program. Consistent with the Company’s long-standing practice of setting rigorous performance plans, cumulative targets for both plans remain higher than comparable metrics shared with investors on October 4, 2021.
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Section 2: Compensation Program Governance
Compensation Practices
Overall, IBM’s compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis, continue to be focused on long-term financial performance to drive stockholder value.
The table below highlights practices that IBM embraces in support of strong governance practices.
What We Do
Tie a significant portion of pay to Company performance
Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions
Require significant share ownership by the Chairman and CEO, Vice Chairman and Senior Vice Presidents
Utilize noncompetition and nonsolicitation agreements for senior executives
Remove impact of share repurchase on executive incentives

What We Don’t Do
No individual severance or change-in-control agreements for executive officers
No excise tax gross-ups for executive officers
No dividend equivalents on unearned RSUs/PSUs
No hedging/pledging of IBM stock
No stock option repricing, exchanges or stock options granted below market value
No guaranteed incentive payouts for executive officers
No accelerated vesting of equity awards for executive officers
No above-market returns on deferred compensation plans

Personal Stake in IBM’s Future through Stock Ownership Requirements
Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for IBM’s Chairman and CEO, Vice Chairman, and Senior Vice Presidents (SVPs). Within 5 years of hire or promotion, each is required to own a minimum number of IBM shares or equivalents that is equal to a multiple of salary at the time of hire, promotion, or election as an Executive Officer. The minimum multiple of salary required is in excess of standard market practice. Following the separation of Kyndryl, IBM refreshed the minimum number of IBM shares or equivalents that are required to be owned based on each senior leader’s base salary at the time of the Kyndryl separation, and the post-separation IBM stock price.
Stock Ownership Requirements
	Ownership Requirements as a Multiple of Salary
NEO Name	IBM Minimum Requirement	Median Peer Group Minimum Requirement
A. Krishna	10	7
J.J. Kavanaugh	7	4
G. Cohn	7	4
T. Rosamilia	7	4
M.H. Browdy	7	4
2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 39

In over a year as Chairman and CEO, Mr. Krishna owns common stock and stock-based holdings above his ownership requirement (about 12 times his base salary) as of December 31, 2021. More information on Mr. Krishna’s holdings can be found in the Common Stock and Stock-Based Holdings of Directors and Executive Officers Table. As a group, the Chairman and CEO, Vice Chairman and SVPs, inclusive of the NEOs, owned shares or equivalents valued at over $91 million as of December 31, 2021; as of that date, this group held, on average, about 6 times their base salary, and are all on track to reach their ownership goal within 5 years of hire or promotion.
The following table illustrates which equity holdings count towards stock ownership requirements:

What Counts	What Does Not Count
IBM shares owned personally or by members of the officer’s immediate family sharing the same household	Unvested equity awards, including PSUs, RPSUs, RSUs, and RRSUs
Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan	Unexercised stock options
Shares of IBM stock deferred under the Excess 401(k) Plus Plan
Stock Ownership Continues Beyond Retirement
Finally, our programs are designed to ensure alignment with IBM’s long-term interests past the retirement date for our Chairman and CEO, Vice Chairman and SVPs. Share price performance and long-term goal achievement continue to impact the Long-Term Incentive Plan for these retired executives for at least two and a half years post retirement. For example, shares for Mr. Krishna that remained restricted and subject to performance of IBM represent more than 110% of his share ownership requirement as of December 31, 2021; assuming future performance at target.
Compensation Committee Consultant
The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. In 2021, the Committee retained Semler Brossy Consulting Group, LLC (Semler Brossy) as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chair and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by Semler Brossy for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. Semler Brossy does not perform any other work for IBM, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee determined that there is no conflict of interest with regard to Semler Brossy.
How Compensation Decisions are Made
At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior executives, IBM follows an evaluation process, described here in some detail:
1. Making Annual Performance Commitments
All IBM employees, including the Chairman and CEO, Vice Chairman and SVPs, develop goals, both qualitative and quantitative, that they seek to achieve in a particular year in support of the business. The Board of Directors reviews and approves the Chairman and CEO’s performance goals and formally reviews progress and outcomes. As part of this process, many factors are considered, including an understanding of the business risks associated with the performance goals.
402022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis

2. Determining Annual Incentive Payouts
Evaluation of Chairman and CEO Results by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in determining annual incentive payouts Chairman and CEO. This framework considers the Chairman and CEO’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, an analysis of IBM’s total performance over the year and the overall Company incentive score. The Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the IBM Board of Directors for further review, discussion, and final approval.
Evaluation of Vice Chairman and SVP Results by the Chairman and CEO and the Compensation Committee
Executives work with their managers throughout the year to update their own results against their stated goals. The self-assessments of the Vice Chairman and SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and the Chairman and CEO, who evaluate the information.
Following this in-depth review and taking into account the Company incentive score, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of the Vice Chairman and each SVP’s performance for the year, and the Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
3. Setting Competitive Target Pay
Approach to Benchmarking
IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size, and complexity that approximate our own, in recognition of the flow of executive talent in and out of IBM from other industries. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.
The Compensation Committee re-examined the benchmark group for 2021 and determined that companies which meet the following criteria should be included in the 2021 benchmark group:
•
Companies in the technology industry with revenue that exceeds $15 billion, plus

•
Additional companies (up to two per industry if available) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM, and whose business strategy results in substantial competition for senior leadership talent.

For 2021 compensation decisions, the Committee approved the following benchmark group using the criteria above.
2021 BENCHMARK GROUP:

Accenture	Boeing	Johnson & Johnson	Raytheon
Alphabet	Cisco Systems	Microsoft	Salesforce
Amazon.com	Dow	Oracle	UPS
Apple	General Electric	PepsiCo	Verizon
AT&T	Hewlett Packard Enterprise	Pfizer
Bank of America	Intel	Qualcomm
2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 41

For 2022 compensation decisions, the Committee revised the benchmark group criteria as follows, to increase the weighting of peers in the technology industry and to better align with the overall size and scope of IBM following the separation of Kyndryl.
•
Companies in the technology industry with revenue that exceeds $10 billion (down from $15 billion), plus

•
Additional companies in other industries, with revenue that exceeds $30 billion (down from $40 billion), and that have a global complexity similar to IBM, and whose business strategy results in substantial competition for senior leadership talent.

For 2022 compensation decisions, the Committee approved the following benchmark group using the criteria above, which is a better balance between prominent technology competitors and large-scale companies of similar size of IBM after Kyndryl separated, and more accurately represents IBM’s competition for senior leadership talent. As a result of the changes, the median revenue for the 2022 benchmark group decreased by approximately $15 billion compared to the 2021 benchmark group. The data from compensation surveys and related sources form the primary external view of the market. In consideration of size and complexity, IBM’s philosophy is to generally target the 50th percentile of the market for cash and total compensation.
2022 BENCHMARK GROUP:

Accenture	Boeing	Microsoft	UPS
Adobe	Cisco Systems	Oracle	Verizon
Alphabet	General Electric	PepsiCo	Visa
Amazon.com	Honeywell	Qualcomm	VMware
AT&T	Hewlett Packard Enterprise	Raytheon
Bank of America	Intel	Salesforce
Approach to Determining Individual Compensation
For individual compensation decisions, the benchmark information is used together with an internal view of individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by IBM’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the broader benchmark group.
Evaluation of Chairman and CEO Target Pay by the Compensation Committee
The Chair of the Compensation Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use by the Committee in setting target compensation opportunities for the Chairman and CEO. The independent members of the IBM Board of Directors review and provide final approval.
Evaluation of Vice Chairman and SVP Target Pay by the Chairman and CEO and the Compensation Committee
The Chairman and CEO makes compensation recommendations on the Vice Chairman and SVPs’ target compensation to the Compensation Committee. The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements, and the impact of separation of employment or retirement. The Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Vice Chairman and SVPs. The Committee then presents the compensation decisions for the Chief Financial Officer to the independent members of the IBM Board of Directors for ratification.
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Section 3: Compensation Decisions for the Chairman and CEO and Named Executive Officers
2021 Annual Incentive Decision for the Chairman and CEO
For 2021 performance, the Board approved an annual incentive payment of $2,940,000, which represented 98% of Mr. Krishna’s target opportunity and was in line with the Company incentive score.
In addition to overall IBM 2021 revenue performance of $57.4 billion and $12.8 billion cash from operations,(1) the Compensation Committee noted the following achievements for Mr. Krishna, which have positioned IBM for sustained growth going forward:

Business Results
•
IBM Hybrid Cloud revenue grew to over $20B, now 35% of IBM and growing 19% at constant currency.(2)

•
Consulting grew high single digits for the year, and Software exited 4th quarter with 10% growth at constant currency,(2) including 5 points from incremental external sales to Kyndryl.

•
Over 3,800 clients using our Hybrid Cloud platform, up >1,000 Year-to-Year.

•
Reduced Debt by $10B in 2021, down $21B since the Red Hat Acquisition.

Portfolio and Investment
•
Realigned operating model to a platform-centric approach with four new reportable segments: Consulting, Software, Infrastructure and Financing.

•
Completed the separation of Kyndryl on November 3, 2021, ahead of the year-end timeline.

•
Closed 15 strategic acqisitions in 2021, focused on strengthening our hybrid cloud capabilities.

Leadership in Innovation
•
Deployed Eagle 127-Qubit system, the first quantum chip that breaks the 100-qubit barrier.

Societal Impact
•
Successfully deployed components of our privacy program and organizational best practices into IBM commercial offerings, including IBM Cloud Paks. Recognized by JUST Capital’s ESG ranking as first in industry for customer privacy.

•
Significant progress toward our goal of reducing IBM’s greenhouse gas emissions 65% by 2025, with a 54% reduction to date.

Talent Development and Leadership
•
Increased skills across all four key technical areas: AI, Cloud, Quantum, and Security.

•
Improved executive diversity; representation of women executives globally improved by 1 point, Black executives in the US grew by 1.5 points, and Hispanic executives in the US grew by 0.4 points.

•
Employee engagement and inclusiveness index both continued to increase year-to-year.

2022 Compensation Decisions for the Chairman and CEO

For 2022, the independent members of the Board made no changes to Mr Krishna’s base salary or target annual incentive, which was just below the median total target compensation of the 2022 benchmark group that was updated following the separation of Kyndryl. He was granted an annual long-term incentive award valued at $13.75M, which was also unchanged from 2021. This grant comprised 60% of 2022-2024 Performance Share Units, 20% of Restricted Stock Units, and 20% of Stock Options. For 2022, 77% of Mr. Krishna’s annual total target compensation is at risk, which is up from 65% in 2021 due to the introduction of Stock Options as a component of his long-term incentive grant.

(1)
Cash from operations is presented on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl.

(2)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Compensation Discussion and Analysis 43

2021 Annual Incentive Decisions for Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia, and Ms. Browdy
The Compensation Committee also made decisions for the following named executive officers (NEOs), based on overall corporate performance as described in the Business Highlights and Executive Summary and an assessment of their individual contributions, many of which are summarized below:
James J. Kavanaugh
Senior Vice President and Chief Financial Officer
Accelerated revenue growth; exited 4th quarter with 8.6% revenue growth at constant currency,* including approximately 3.5 points from incremental external sales to Kyndryl.
Delivered value through focus with successful separation of Kyndryl on November 3, 2021, and 15 acquisitions completed in 2021 for $3B.
Returned $6B to stockholders while reducing debt by $10B in 2021; over $21B since acquiring Red Hat.
Gary Cohn
Vice Chairman
Business development aligned to IBM’s future portfolio, including the strategy that led to the divestiture of healthcare data and analytics assets that are currently part of the Watson Health business.
Developed partnerships with clients to expand brand awareness in hybrid cloud and AI. Worked with client teams on account planning and client relationship management.
Led relations with influential industry and government leaders on policy in the areas of IT modernization and data transformation, driving and responding to policy initiatives on cybersecurity and data privacy in the face of escalating threats.
Tom Rosamilia
Senior Vice President of IBM Software and Chairman, North America
Positioned mainframe as a core component of a hybrid cloud architecture.
Lead growth in 4th quarter software revenue, and in Cloud Pak deployments.
Aligned software strategy to support hybrid multi-cloud.
Michelle H. Browdy
Senior Vice President and General Counsel
Responsible for legal and regulatory support worldwide for all aspects of the spin-off of Kyndryl, enabling separation on November 3, 2021, ahead of the year-end timeline.
Continue to enhance IBM’s cybersecurity and privacy posture globally, providing legal, security and policy support and helping drive deployment of best practices into commercial offerings.
Refresh intellectual property legal strategy to better protect IBM’s innovation agenda in key technology areas going forward.
* Non-GAAP financial metric. See Appendix A for information on how we calculate this performance metric.
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Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2021 annual incentive payouts below for these NEOs:
Name	2021 Annual Incentive Payouts	(1)
J.J. Kavanaugh	$1,437,700
G. Cohn	1,548,400
T. Rosamilia	1,064,000
M.H. Browdy	1,266,300

(1)
The named executive officers each had an incentive target equal to 135% of their salary for 2021.

2022 Compensation Decisions for Mr. Kavanaugh, Mr. Cohn, Mr. Rosamilia and Ms. Browdy
The Committee also approved the following compensation elements for 2022: base salary, annual incentive target, Performance Share Unit (PSU), Restricted Stock Unit (RSU) and Stock Option grants under the Long-Term Performance Plan. For Long-Term Incentive Plan grants, the mix of vehicles is 60% PSUs, 20% RSUs and 20% Stock Options (new in 2022), which aligns with market practice. This mix provides competitive pay, while at the same time ensuring a strong link between pay and performance, and creates the right balance relative to peers with which we compete for talent. For 2022, based on the compensation decisions detailed below at target, 74% of the NEOs’ (excluding the Chairman and CEO) pay is at risk.
NEO 2022 PAY MIX

	2022 Cash(1)		2022 Long-Term Incentive Awards(2)
Name	Salary Rate	Annual Incentive Target	Performance Share Units	Restricted Stock Units	Stock Options
J.J. Kavanaugh	$1,064,000	$1,436,000	$5,400,000	$1,800,000	$1,800,000
G. Cohn	1,170,000	1,580,000	4,350,000	1,450,000	1,450,000
T. Rosamilia	894,000	1,206,000	3,900,000	1,300,000	1,300,000
M.H. Browdy	936,000	1,264,000	3,000,000	1,000,000	1,000,000

(1)
Salary increases for the Named Executive Officers, if applicable, will be effective April 1, 2022.

(2)
PSUs, RSUs and Stock Options will be granted on February 21, 2022 to the named executive officers, including the Chairman and the CEO. The actual number of units granted on this date will be determined by dividing the value shown above by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant. The actual number of Stock Options granted on this date will be determined by dividing the value shown by the product of (1) the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant and (2) an option valuation factor of .1429 (to reflect the discounted value of Stock Options compared to full value awards). The performance period for the PSUs ends December 31, 2024, and the award will pay out in February 2025. The Restricted Stock Units and Stock Options will vest 25% per year on each anniversary of the date of grant.

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Section 4: Additional Information
Compensation Program as it Relates to Risk
IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:
•
Our programs appropriately balance short- and long-term incentives, with approximately 72% of 2022 annual total target compensation for the Chairman and CEO, Vice Chairman, and SVPs as a group provided in equity.

•
Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•
Our incentive plans include a profit metric as a component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•
Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with IBM values are key to individual compensation decisions.

•
As explained in the 2022 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of IBM continue to be the focus, even as these executives approach retirement.

•
Our stock ownership guidelines require that the Chairman and CEO, Vice Chairman, and each SVP hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•
IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of IBM’s financial results. Likewise, IBM’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if a senior executive engages in activity that is detrimental to IBM. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.
Equity Award Practices
Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money Stock Options is the average of the high and low market price on the date of grant or as specified by the Compensation Committee.
The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. In the case of planned grant value, the number of shares granted are determined by dividing the planned value by the average of IBM’s closing stock price for the 30 active trading days prior to the date of grant for PSUs and RSUs. For Stock Options, the IBM stock price is further adjusted by an option valuation factor, to reflect the discounted value of Stock Options compared to full value awards.
As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO, and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for the Vice Chairman and each SVP are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO, Vice Chairman and SVPs are approved by the Chairman and CEO, Vice Chairman and SVPs pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.
Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date of the award.
IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.
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Ethical Conduct
Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s performance goals, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines.
An executive’s compensation, including annual cash incentive payments, is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.
IBM’s equity plans and agreements have a clawback provision — awards may be cancelled and certain gains repaid if an executive engages in activity that is detrimental to IBM, such as violating IBM’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.
In addition, approximately 1,600 of our key executives (including each of the named executive officers) have agreed to a noncompetition, nonsolicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees after leaving IBM.
The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of IBM’s financial results:

To the extent permitted by governing law, IBM will seek to recoup any bonus or incentive paid to any executive officer if: (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement; (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate; and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging and Pledging Practices
IBM has two senior leadership teams: the Performance Team and the Acceleration Team. The Performance Team consists of approximately 70 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO, Vice Chairman, and each SVP. The team is accountable for business performance and the development of cross-unit strategies. The Acceleration Team, which includes all members of the Performance Team, consists of a select group of approximately 350 executives. This team is charged with accelerating IBM’s growth through leadership initiatives to engage their teams and promote innovation, speed, and simplicity in service of our clients.
IBM does not allow any member of the IBM Board of Directors or any member of the Acceleration Team, including any named executive officer, to hedge the economic risk of their ownership of any IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, prepaid variable forward contract, equity swap, collars, exchange funds) or to pledge any IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan. Further, IBM does not allow any employee granted equity awards through the IBM Long-Term Incentive Plan to hedge or pledge those securities.
Tax Considerations
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to IBM’s covered employees. A “covered employee”, under Section 162(m) as amended, is the CEO, the CFO, the three highest paid executive officers, and any other individual who was a covered employee of the Company for the preceding tax years beginning after December 31, 2016. Prior to 2018 (before the Tax Cut and Jobs Act), a deduction was available for performance-based compensation. Transition rules allow a deduction for performance-based compensation paid pursuant to a contract in effect as of November 2, 2017, that is not materially modified after such date. IBM will seek deductions for compensation under this transition relief consistent with applicable law.
Although the tax deduction for performance-based compensation has been eliminated for awards after November 2, 2017, IBM continues to believe that a strong link between pay and performance is critical to align executive and stockholder interests. IBM and the Committee will continue to ensure that a significant portion of pay for our Vice Chairman and SVPs, including the Chairman and CEO, is at risk and subject to the attainment of performance goals.
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2021 Summary Compensation Table and Related Narrative
2021 SUMMARY COMPENSATION TABLE

Name and Principal Position					Stock		Option		Non-Equity Incentive Plan		Change in Retention		Change in Pension		Nonqualified Deferred Compensation		All Other
(a)	Salary	(1)	Bonus	(2)	Awards	(3)	Awards	(4)	Compensation	(5)	Plan Value	(6)	Value	(7)	Earnings	(8)	Compensation	(9)(10)	Total	(11)
Year (b)	($) (c)		($) (d)		($) (e)		($) (f)		($) (g)		($) (h)		($) (h)		($) (h)		($) (i)		($) (j)
A. Krishna, Chairman and CEO(12)
2021	$1,500,000		$0		$12,605,507		$ 0		$2,940,000		N/A		$0		$ 0		$505,452		$17,550,959
2020	1,352,591		0		13,159,118		0		2,181,000		N/A		42,806		0		274,167		17,009,682
J.J. Kavanaugh, Senior VP and CFO
2021	$968,000		$0		$7,563,384		$ 0		$1,437,700		$ 0		$0		$ 0		$200,534		$10,169,618
2020	899,000		0		7,416,931		0		1,176,300		94,229		0		0		159,836		9,746,296
2019	787,500		0		5,063,127		0		1,064,000		83,877		11,804		0		129,884		7,140,192
G. Cohn, Vice Chairman(12)
2021	$1,170,000		$1,000,000		$6,180,787		$ 0		$1,548,400		N/A		N/A		$ 0		$ 2,417		$9,901,604
T. Rosamilia, Senior VP of IBM Software and Chairman, North America(12)
2021	$830,000		$0		$5,959,005		$ 0		$1,064,000		$ 0		$0		$ 0		$250,119		$8,103,124
M.H. Browdy, Senior VP and General Counsel
2021	$894,000		$0		$4,354,627		$ 0		$1,266,300		N/A		N/A		$ 0		$135,930		$6,650,857
2020	830,000		0		4,211,031		0		1,109,520		N/A		N/A		0		124,112		6,274,663
2019	744,500		0		3,753,766		0		982,300		N/A		N/A		0		107,504		5,588,070
Note: For assumptions used in determining the fair value of stock and option awards, see Note A (Significant Accounting Policies — Stock-Based Compensation) to IBM’s 2021 Consolidated Financial Statements.
(1)
Amounts in this column reflect the actual salary amount paid to each named executive officer during 2021.

(2)
Mr. Cohn’s offer letter included a cash sign-on payment; $1,000,000 of that was paid on December 31, 2021. Mr. Cohn will need to repay the sign-on if his employment with IBM is terminated within one year following the payment, unless his employment is terminated due to death, disability or without cause (as such term is defined in his IBM non-competition agreement).

(3)
Amounts in this column reflect the total Performance Share Units (PSUs) and Restricted Stock Units (RSUs).

Amounts include the aggregate grant date fair values of PSUs at the Target number as described below, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
2019–2021 PSUs	Threshold	Target	Max*
Metrics	Attainment % / Payout %	Attainment % / Payout %	Attainment % / Payout %
Operating EPS (70%)	70% / 25%	100% / 100%	120% / 150%
Free Cash Flow (30%)	70% / 25%	100% / 100%	120% / 150%
* Note: The Relative ROIC modifier may further modify the final payout up or down by up to 20 points, based on IBM’s ROIC performance relative to broader market indices. (See the “Performance Share Unit Program” description in Section 1 of the Compensation Discussion and Analysis for additional detail on the ROIC Modifier). As a result, the total maximum number of PSUs earned could be up to 170% of the Target number.
At the Maximum number, these values for Mr. Krishna would be: 2021: $13,928,980; 2020: $14,540,788; for Mr. Kavanaugh: 2021: $8,357,494; 2020: $8,195,713; 2019: $5,594,668; for Mr. Cohn: 2021: $6,829,751; for Mr. Rosamilia: 2021: $6,584,652; for Ms. Browdy: 2021: $4,811,810; 2020: $4,653,236; 2019: $4,147,858.
Amounts also include the aggregate grant date fair values of RSUs grants, if applicable, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.
(4)
There were no option awards granted to any of the named executive officers in the years shown in the 2021 Summary Compensation Table.

(5)
Amounts in this column include payments under IBM’s Annual Incentive Program (AIP). All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31, 2021). Mr. Krishna’s target was 200% of his base salary rate. All other named executive officers had an annual target of 135% of their 2021 salary rate. See column (c) of the 2021 Grants of Plan-Based Awards Table for the Threshold payout ($0), column (d) for the target payout, and column (e) for the maximum payout.

(6)
See the 2021 Retention Plan Narrative for a full description of the Retention Plan. Assumptions can be found immediately after the 2021 Pension Benefits Table. Although accruals under the Retention Plan stopped on December 31, 2007, changes in Retention Plan Value can occur based on changes to participants’ ages and actuarial assumptions. For 2019, 2020 and 2021, Change in Retention Plan Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. The change in Retention Plan Value for the eligible named executive officers resulted in negative amounts in 2021 Mr. Kavanaugh ($17,604) and Mr. Rosamilia ($121,275).

(7)
See the 2021 Pension Benefits Narrative for a full description of the Pension Plan. Assumptions can be found immediately after the 2021 Pension Benefits Table. Although accruals under the IBM Personal Pension Plan stopped on December 31, 2007, changes in Pension Value can occur based on changes to participants’ ages and actuarial assumptions. For 2019, 2020 and 2021, Change in Pension Value for the named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. The change in Pension Value for the named executive officers resulted in the following negative amounts: 2021 for Mr. Krishna ($5,861), Mr. Kavanaugh ($4,072) and Mr. Rosamilia ($10,820), and 2020 for Mr. Kavanaugh ($9,281).

(8)
IBM does not provide above-market or preferential earnings on deferred compensation. See the 2021 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

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(9)
Amounts in this column include the following for 2021: for Mr. Krishna: tax reimbursements of $31,826 and IBM contributions to defined contribution plans of $294,480; for Mr. Kavanaugh: tax reimbursements of $15,129 and IBM contributions to defined contribution plans of $171,544; for Mr. Rosamilia: tax reimbursements of $11,046, IBM contributions to defined contribution plans of $147,040; and for Ms. Browdy: IBM contributions to defined contribution plans of $120,211. See the 2021 Summary Compensation Table Narrative below for a description and information about these items.

(10)
Amounts in this column also include the following perquisites for 2021: for Mr. Krishna: personal financial planning, ground transportation, family attendance at business-related events, personal travel on company aircraft $127,722, and other personal expenses; for Mr. Kavanaugh: annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Rosamilia: personal financial planning, ground transportation, personal security, annual executive physical, family attendance at business-related events, personal travel on company aircraft $60,570, and other personal expenses; for Ms. Browdy: personal financial planning and other personal expenses. See the 2021 Summary Compensation Table Narrative below for a description and information about the aggregate incremental cost calculations for perquisites.

(11)
Amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(12)
Mr. Krishna was not a named executive officer in IBM’s 2020 Proxy Statement; therefore, 2019 data is excluded for him. Mr. Cohn and Mr. Rosamilia were not named executive officers in the 2021 or 2020 Proxy Statement; therefore, 2020 and 2019 data is excluded for them. Mr. Cohn was hired on December 28, 2020.

2021 Summary Compensation Table Narrative — All Other Compensation (Column (i))
Amounts in this column represent the following as applicable:
Tax Reimbursements
•
Amounts represent payments that IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•
These expenses for a named executive officer may include: tax equalization payments related to prior year international assignments in accordance with IBM’s standard mobility policy, cost of family travel to and attendance at business-related events, business-related local lodging and incidental expenses, and business-related ground transportation expenses (see Ground Transportation below).

IBM Contributions to Defined Contribution Plans
•
Amounts represent IBM matching and automatic contributions to the individual accounts for each named executive officer under IBM’s 401(k) Plus and Excess 401(k) Plus Plans.

•
Under IBM’s 401(k) Plus Plan, eligible participants can receive matching contributions, ranging from 2 to 6%, up to a percentage of eligible compensation (subject to Internal Revenue Code compensation limits), depending on a person’s date of hire and job role. In addition, for all eligible participants, IBM makes automatic contributions, ranging from 1% to 4%, equal to a certain percentage of eligible compensation (subject to Internal Revenue Code compensation limits), which generally depends on the participant’s pension plan eligibility on December 31, 2007. In 2021, Messrs. Krishna, Kavanaugh and Rosamilia are eligible to receive matching contributions up to 6% of eligible pay. Mr. Cohn and Ms. Browdy are eligible for up to 5% matching contributions. The automatic contribution percentage was 2% for Messrs. Krishna, Kavanaugh, and Rosamilia; and 1% for Mr. Cohn and Ms. Browdy.

•
Under IBM’s Excess 401(k) Plus Plan, IBM makes matching contributions and automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The matching and automatic contributions for the Excess 401(k) Plus Plan for each named executive officer are the same percentages as described for the IBM 401(k) Plus Plan above.

•
See the 2021 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plan.

Life and Travel Accident Insurance Premiums
•
Amounts represent insurance premiums paid by IBM on behalf of the named executive officers.

•
These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•
Life insurance for executives hired by IBM U.S. before January 1, 2004, including Messrs. Krishna, Kavanaugh and Rosamilia, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired by IBM U.S. on or after January 1, 2004, including Mr. Cohn and Ms. Browdy, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•
In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites
The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2021.
Personal Financial Planning
In 2021, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.
Personal Travel on Company Aircraft
General Information
•
Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•
IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM’s security practices for air travel are consistent with best practices as assessed by independent third party security experts.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Summary Compensation Table and Related Narrative49

•
The aggregate incremental cost for Mr. Krishna’s personal travel is included in column (i) of the 2021 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by their family members or other guests on both business and non-business occasions.

•
Additionally, personal travel or commutation in 2021 on Company aircraft by named executive officers other than Mr. Krishna, and the aggregate incremental cost, if any, of travel by the officer’s family or other guests when accompanying the officer on both business and non-business occasions is also included.

•
Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on Company aircraft to those outside board meetings. These amounts may include travel related to participation on these outside boards.

•
Any aircraft travel by named executive officers for an annual executive physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable maintenance cost rate for the specific aircraft by the number of flight hours used, plus the actual costs for fuel, parking, landing fees, crew expenses and catering.

•
The maintenance rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•
The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•
The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Ground Transportation
General Information
•
IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•
In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying them on business occasions.

•
Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service for business-related transportation, travel to outside board meetings, and an annual executive physical under IBM’s corporate wellness program. Family members and other guests may accompany these named executive officers in a Company-leased car with an IBM driver or an authorized car service on these occasions.

•
Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation
•
For the Company-leased car with an IBM driver, incremental cost is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•
For an authorized car service, the incremental cost is the full cost to IBM for such service.

Personal Security
General Information
•
Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions, and for his family on certain non-business occasions, or when accompanying them on business occasions.

•
Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•
In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO, and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation
•
The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•
The aggregate incremental cost for installation, maintenance, and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical
•
IBM covers the cost of an annual executive physical for the named executive officers under IBM’s corporate wellness program.

•
Amounts represent any payments by IBM for the named executive officers under this program, if applicable.

Family Travel and Attendance at Business-Related Events
•
Business-related events attended by the named executive officers and their family members may include meetings, dinners, and receptions with IBM’s clients, executive management or board members.

•
Amounts represent the aggregate incremental cost, if any, of travel and/or meals and entertainment for the family members of the named executive officers to attend business-related events.

Other Personal Expenses
•
Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under IBM’s corporate wellness program.

•
Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft and Ground Transportation.

•
Amounts also include items relating to tax services for prior year international assignments in accordance with IBM’s standard mobility policy, business events, and administrative charges incurred by executives.

502022 Notice of Annual Meeting & Proxy Statement   |   2021 Summary Compensation Table and Related Narrative

2021 GRANTS OF PLAN-BASED AWARDS TABLE

Name (a) Type of Award(1)	Grant Date (b)	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares of Stock	All Other Option Awards: Numberof Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on the NYSE on the Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units(3) (#) (i)				Awards ($) (l)	(4)
A. Krishna
AIP	N/A	01/25/2021	0	3,000,000	6,000,000
PSU	06/08/2021	01/25/2021				15,980	63,918	108,661					8,193,533
RSU	06/08/2021	01/25/2021							34,418				4,411,974
J.J. Kavanaugh
AIP	N/A	01/25/2021	0	1,307,000	3,921,000
PSU	06/08/2021	01/25/2021				9,588	38,351	65,197					4,916,173
RSU	06/08/2021	01/25/2021							20,651				2,647,211
G. Cohn
AIP	N/A	12/15/2020	0	1,580,000	4,740,000
PSU	01/04/2021	12/15/2020				1,615	6,458	10,979					683,063
PSU	01/04/2021	12/15/2020				3,133	12,533	21,306					1,325,688
PSU	01/04/2021	12/15/2020				4,748	18,990	32,283					2,008,750
RSU	01/04/2021	12/15/2020							20,451				2,163,286
T. Rosamilia
AIP	N/A	01/25/2021	0	1,120,000	3,360,000
PSU	06/08/2021	01/25/2021				7,554	30,216	51,367					3,873,340
RSU	06/08/2021	01/25/2021							16,271				2,085,665
M.H. Browdy
AIP	N/A	01/25/2021	0	1,206,000	3,618,000
PSU	06/08/2021	01/25/2021				5,520	22,081	37,538					2,830,508
RSU	06/08/2021	01/25/2021							11,890				1,524,120

(1)
Type of Award:

AIP = Annual Incentive Program
PSU = Performance Share Unit
RSU = Restricted Stock Unit
Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan (“LTPP”). For RSUs and PSUs that were granted prior to the separation of Kyndryl on November 3, 2021, the number of units were adjusted to ensure the value of the award immediately prior to the separation was maintained immediately after the separation, as described in the Employee Matters Agreement and in accordance with IBM’s LTPP. See the 2021 Summary Compensation Table for additional information on these types of awards.
(2)
PSU awards will be adjusted based on performance and paid in February 2024.

(3)
Other than for Mr. Cohn, RSU awards vest 25% on June 8, 2022, June 8, 2023, June 8, 2024, and June 8, 2025, provided that in each case, the named executive officer is an employee of IBM as of those dates unless they meet certain requirements to be eligible for continued vesting. Mr. Cohn’s January 2021 RSU award vests 25% per year on January 4, 2022, January 4, 2023, January 4, 2024, and January 4, 2025, provided that he is an employee of IBM as of those dates unless he meets certain requirements to be eligible for continued vesting. See 2021 Potential Payments Upon Termination Narrative for a description of these eligibility requirements.

(4)
The amounts in this column reflect the aggregate grant date fair values of PSU and RSU awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2021 Summary Compensation Table. The values shown for the PSUs and RSUs reflect an adjustment for the exclusion of dividend equivalents.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 GRANTS OF PLAN-BASED AWARDS TABLE 51

Pay Ratio
The ratio of the CEO’s annual total compensation to that of the median employee’s annual total compensation is 258:1. This ratio is based on annual total compensation of $17,550,959 for the CEO (as reported in the Summary Compensation Table) and $67,926 for the median employee. The base salary for the median employee was $45,197. The median employee used for the pay ratio disclosure was determined as of October 1, 2021 using annual base pay for IBM employees on that date (excluding Kyndryl employees, who would separate and begin employment with Kyndryl on November 4, 2021); all foreign currencies were converted to U.S. dollars. The calculation to determine the median employee was updated this year as required by SEC rules, due to a significant change in the workforce resulting from the separation of Kyndryl. The new calculation resulted in a new median employee from a different country given the global dynamics of IBM’s workforce. The Company believes that this calculation is a reasonable estimate of the pay ratio.
2021 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative
Option Awards(Columns (b)  – (f))
General Terms
•
In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•
Options generally expire ten years after the date of grant.

•
The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

•
IBM has not granted any option awards that are Equity Incentive Plan Awards.

Stock Awards(Columns (g)  – (j))
Number of Shares or Units of Stock That Have Not Vested (Column (g))
The amounts in this column are the number of RSUs or RRSUs that were outstanding as of December 31, 2021 (adjusted on November 4, 2021 following the separation of Kyndryl, in accordance with IBM’s LTPP).
Market Value of Shares or Units of Stock That Have Not Vested (Column (h))
The amounts in this column are the value of the RSU or RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2021 fiscal year ($133.66).
Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))
The amounts in this column are the number of PSUs or RPSUs that were outstanding as of December 31, 2021 (adjusted on November 4, following the separation of Kyndryl, in accordance with IBM’s LTPP).
Performance Share Units and retention Performance Share Units
•
Amounts in column (i) reflect the Target number for each PSU and RPSU award.

•
The performance criteria for IBM PSUs and RPSUs is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets is not meaningful.

•
See Section 1 of the 2021 Compensation Discussion and Analysis, as well as the 2021 Summary Compensation Table, for a detailed description of the PSU program and RPSUs, including payout calculations.

•
The table below provides the payout levels for all outstanding PSU and RPSU awards for each of the named executive officers. A Maximum number of PSUs earned is 150% of the Target number based on business objectives, plus up to an additional 20 points (for a maximum of 170%) based on the relative ROIC modifier. A Maximum number of RPSUs earned is 120% (inclusive of an additional 20 points based on the relative ROIC modifier for the relevant performance period).

2021 OUTSTANDING PSU and RPSU AWARD PAYOUT LEVELS

Name	Grant Date	Threshold	Target	Maximum
A. Krishna	12/17/2019	143,910	179,888	215,866
	06/08/2020	18,740	74,960	127,432
	06/08/2021	15,980	63,918	108,661
J.J. Kavanaugh	06/08/2020	10,563	42,250	71,825
	06/08/2021	9,588	38,351	65,197
G. Cohn	01/04/2021	3,133	12,533	21,306
	01/04/2021	4,748	18,990	32,283
T. Rosamilia	06/08/2020	8,178	32,710	55,607
	06/08/2021	7,554	30,216	51,367
M.H. Browdy	06/08/2020	5,997	23,988	40,780
	06/08/2021	5,520	22,081	37,538
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))
The amounts in this column are the values of PSU and RPSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2021 fiscal year ($133.66).

522022 Notice of Annual Meeting & Proxy Statement   |   2021 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative

2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option			Number of Shares or Units of Stock That Have		Market Value of Shares or Units of Stock That Have				Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have
Name	(#)	(#)	Options	Price	Expiration			Not Vested	(1)	Not Vested	(2)			Not Vested	(3)	Not Vested	(2)
(a) Grant Date	Exercisable (b)	Unexercisable (c)	(#) (d)	($) (e)	Date (f)	Type of Award	Grant Date	(#) (g)		($) (h)		Type of Award	Grant Date	(#) (i)		($) (j)
A. Krishna
						RSU	06/08/18	3,108		$415,415		RPSU	12/17/19	88,602		$11,842,543
						RRSU	12/11/18	66,656		8,909,241		RPSU	12/17/19	91,286		12,201,287
						RSU	06/07/19	8,042		1,074,894		PSU	06/08/20	74,960		10,019,154
						RSU	06/08/20	30,273		4,046,289		PSU	06/08/21	63,918		8,543,280
						RSU	06/08/21	34,418		4,600,310
Total	0	0						142,497		$19,046,149				318,766		$42,606,264
J.J. Kavanaugh
						RSU	06/08/18	2,968		$396,703		PSU	06/08/20	42,250		$5,647,135
						RSU	06/07/19	7,774		1,039,073		PSU	06/08/21	38,351		5,125,995
						RSU	06/08/20	17,063		2,280,641
						RSU	06/08/21	20,651		2,760,213
Total	0	0						48,456		$6,476,630				80,601		$10,773,130
G. Cohn
						RRSU	12/28/20	50,510		$6,751,167		PSU	01/04/21	12,533		$1,675,161
						RSU	01/04/21	20,451		2,733,481		PSU	01/04/21	18,990		2,538,203
Total	0	0						70,961		$9,484,648				31,523		$4,213,364
T. Rosamilia
						RSU	06/08/18	3,108		$415,415		PSU	06/08/20	32,710		$4,372,019
						RSU	06/07/19	7,774		1,039,073		PSU	06/08/21	30,216		4,038,671
						RSU	06/08/20	13,210		1,765,649
						RSU	06/08/21	16,271		2,174,782
Total	0	0						40,363		$5,394,919				62,926		$8,410,690
M.H. Browdy
						RSU	06/08/18	2,148		$287,102		PSU	06/08/20	23,988		$3,206,236
						RSU	06/07/19	5,764		770,416		PSU	06/08/21	22,081		2,951,346
						RSU	06/08/20	9,688		1,294,898
						RSU	06/08/21	11,890		1,589,217
Total	0	0						29,490		$3,941,633				46,069		$6,157,582
Type of Award:
PSU = Performance Share Unit
RPSU = Retention Performance Share Unit
RSU = Restricted Stock Unit
RRSU = Retention Restricted Stock Unit
(1)
The amounts shown in column (g) of the 2021 Outstanding Equity Awards at Fiscal Year-End Table are unvested RSU and RRSU awards. See the 2021 Compensation Discussion and Analysis and the 2021 Summary Compensation Table Narrative for additional information on these types of awards. Mr. Krishna’s and Mr. Cohn’s RRSU awards vest on the anniversary of the grant date in 2022 and 2023 according to the vesting schedule in the table below, provided they are an employee of IBM on each vesting date. The Vesting Schedule for Unvested RSUs table below shows the vesting schedules for these outstanding awards. In 2018, 2019, 2020 and 2021, each named executive officer other than Mr. Cohn received RSU awards that vest 25% per year on the first through the fourth anniversaries of the grant date (Mr. Cohn was hired in 2020, so his RSU granted in January 2021 vests 25% per year on the first through the fourth anniversaries of the grant date).

(2)
Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2021 fiscal year ($133.66).

(3)
The amounts shown in column (i) of the 2021 Outstanding Equity Awards at Fiscal Year-End Table are PSU and RPSU awards that have not yet vested. See the 2021 Compensation Discussion and Analysis and the Summary Compensation Table Narrative for additional information on PSU and RPSU awards. The Vesting Schedule for Unvested PSUs and RPSUs table below shows the vesting schedules for these outstanding PSU and RPSU awards (reflecting Target payout). PSUs and RPSUs for all Named Executive Officers are paid out in February following the end of the respective performance period.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative 53

VESTING SCHEDULE FOR UNVESTED RSUs and RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2022	2023	2024	2025
A. Krishna	RSU	06/08/2018	3,108
	RRSU	12/11/2018	33,328	33,328
	RSU	06/07/2019	4,020	4,022
	RSU	06/08/2020	10,091	10,091	10,091
	RSU	06/08/2021	8,604	8,604	8,604	8,606
J.J. Kavanaugh	RSU	06/08/2018	2,968
	RSU	06/07/2019	3,885	3,889
	RSU	06/08/2020	5,687	5,688	5,688
	RSU	06/08/2021	5,162	5,163	5,163	5,163
G. Cohn	RRSU	12/28/2020	27,359	23,151
	RSU	01/04/2021	5,112	5,113	5,112	5,114
T. Rosamilia	RSU	06/08/2018	3,108
	RSU	06/07/2019	3,885	3,889
	RSU	06/08/2020	4,403	4,403	4,404
	RSU	06/08/2021	4,067	4,068	4,068	4,068
M.H. Browdy	RSU	06/08/2018	2,148
	RSU	06/07/2019	2,880	2,884
	RSU	06/08/2020	3,228	3,229	3,231
	RSU	06/08/2021	2,972	2,973	2,972	2,973
VESTING SCHEDULE FOR UNVESTED PSUs and RPSUs

		Vesting Schedule
Name	Grant Date	Dec-2022	Dec-2023
A. Krishna	12/17/2019	88,602
	12/17/2019		91,286
	06/08/2020	74,960
	06/08/2021		63,918
J.J. Kavanaugh	06/08/2020	42,250
	06/08/2021		38,351
G. Cohn	01/04/2021	12,533
	01/04/2021		18,990
T. Rosamilia	06/08/2020	32,710
	06/08/2021		30,216
M.H. Browdy	06/08/2020	23,988
	06/08/2021		22,081
2021 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards(1)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
A. Krishna	0	$0	151,030	$20,242,361
J.J. Kavanaugh	0	0	32,036	4,496,542
G. Cohn	0	0	37,676	4,993,179
T. Rosamilia	0	0	31,430	4,406,151
M.H. Browdy	0	0	23,011	3,223,290

(1)
Amounts shown in these columns reflect PSU, RPSU, RSU, and RRSU awards that vested during 2021. The PSU and RPSU award for the 2019-2021 performance period vested on December 31, 2021, and paid out to each named executive officer on February 1, 2022; the value of this PSU award was determined by multiplying the number of shares by the closing price of IBM stock on the vesting date. See the Compensation Discussion and Analysis and the 2021 Summary Compensation Table for details on these types of awards.

542022 Notice of Annual Meeting & Proxy Statement   |   2021 Outstanding Equity Awards at Fiscal Year-End Table and Related Narrative

2021 Retention Plan Narrative
General Description and Purpose
During the mid-1990s, IBM faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM at this time and a retention plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), was created to help retain the caliber of senior leaders needed to turn IBM around, preserve its long-term viability and position it for growth in the future.
The Retention Plan was closed to new participants effective May 1, 2004, and future accruals under the Retention Plan stopped on December 31, 2007. A participant’s Retention Plan benefit does not consider pay earned or service performed after such date, and payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for IBM past the age when many others at IBM choose to retire.
The Retention Plan is discussed in its own section instead of in the Pension Benefits section, and the amounts below are separately presented in the 2021 Retention Plan Table and are not included in the 2021 Pension Benefits Table.
The 2021 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. The Retention Plan is a U.S. Plan and eligibility is based on U.S. employment. Mr. Kavanaugh and Mr. Rosamilia are eligible for a benefit under the Retention Plan. Mr. Krishna, Mr. Cohn and Ms. Browdy are not eligible for a benefit under the Retention Plan.
Description of Retention Plan
•
The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay, and job level requirements.

•
Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit.

•
Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions: 1995 Retention Plan
•
The benefits provided under the Retention Plan for Mr. Kavanaugh are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•
Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service requirement, holds an executive-level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•
The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).
•
While Mr. Kavanaugh’s benefit is determined under the 1995 Retention Plan, he was partially grandfathered under this formula which means that his accruals stopped December 31, 2003 and the threshold to determine his benefit is $233,400 instead of $311,400 for fully grandfathered participants . If Mr. Kavanaugh terminates employment on or after age 60, his Retention Plan benefit expressed as an annual single life annuity is equal to:

•
If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•
The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan
•
The benefits provided under the Retention Plan to Mr. Rosamilia are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•
Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

—
Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

—
Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under IBM’s long-term disability plan), or if approved by the Board

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Retention Plan Narrative 55

in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).
•
If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•
In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•
A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations
•
The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding
•
The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of IBM regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service
•
Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment
•
A participant’s benefit is only payable in the form of an annuity with monthly benefit payments beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code). Lump sum payments are not available under the Retention Plan.
•
A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit
•
The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection) for each eligible named executive officer is detailed in the table below.

Name	Annual Retention Plan Benefit at Earliest Unreduced Retirement Age
J.J. Kavanaugh	$18,757
T. Rosamilia	87,795
Present Value of Accumulated Benefit
•
The present value of accumulated benefit shown in the 2021 Retention Plan Table below is the value as of December 31, 2021 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•
The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2021, Mr. Rosamilia reached the earliest unreduced retirement age. Because Mr. Kavanaugh did not attain age 60 by December 31, 2021, the earliest unreduced retirement age is his age on the first day of the month that coincides with or next follows the attainment of age 60.

•
Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2021 Pension Benefits Table.

2021 RETENTION PLAN TABLE

		Number of Years Credited		Present Value of Accumulated		Payments During Last
		Service	(1)	Benefit	(2)	Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)		($) (e)
J.J. Kavanaugh	Retention Plan	12		$309,586		$0
T. Rosamilia	Retention Plan	25		1,584,285		0

(1)
Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers in this table has 14 additional years of service with IBM after that date.

(2)
While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit for the eligible named executive officers will continue to change based on their ages, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan. For assumptions used to calculate the present value, see the “Assumptions used to determine present value as of December 31, 2021 for each eligible named executive officer’ immediately following the 2021 Pension Benefits table.

562022 Notice of Annual Meeting & Proxy Statement   |   2021 Retention Plan Narrative

2021 Pension Benefits Narrative
The 2021 Pension Benefits Tables show the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM U.S. defined benefit pension plan. Messrs. Krishna, Kavanaugh and Rosamilia have pension benefits under the U.S. defined benefit pension plan. Neither Mr. Cohn nor Ms. Browdy have a benefit under any IBM defined benefit pension plan.
U.S. Qualified Plan and Nonqualified Plan Descriptions — General
The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.
Plan Description
•
Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•
Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after such date.

•
The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•
The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM U.S. Personal Pension Plan
(Qualified Plan)
Purpose of the Qualified Plan
•
The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•
The cessation of accruals under the Qualified Plan and the continued IBM contributions under the tax-qualified defined contribution plan, the IBM 401(k) Plus Plan, reflects IBM’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by IBM’s current competition.

The benefits under the Qualified Plan are determined either under the Pension Credit Formula (for those who met certain eligibility criteria in 1999) or the Personal Pension Account described below. The named executive officers’ benefits under the Qualified Plan are determined under the Personal Pension Account formula and therefore this disclosure will only address the material terms of such formula under the IBM Personal Pension Plan.
Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan
•
Messrs. Krishna’s, Kavanaugh’s, and Rosamilia’s benefit under the Qualified Plan is determined under the Personal Pension Account formula, which is a cash balance formula.

•
According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, the eligible named executive officers above receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of the eligible named executive officers’ eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, the eligible named executive officers may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If the eligible named executive officers’ benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. The eligible named executive officers may receive their benefit in the following forms: a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations
•
Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

—
Salary;

—
Recurring payments under any form of variable compensation plan (excluding Stock Options and other equity awards); and

—
Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•
Equity compensation — Stock Options, RSUs, RRSUs, and PSUs — was excluded from eligible compensation.

•
Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan, the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2021 was $230,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding
•
Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•
A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Pension Benefits Narrative 57

Policy Regarding Extra Years of Credited Service
•
Generally, a participant’s years of credited service are based on the years an employee participates in the Qualified Plan.

•
The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan.

IBM U.S. Excess Personal Pension Plan (Nonqualified Plan)
Purpose of the Nonqualified Plan
•
The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•
The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

Material Terms and Conditions of the Nonqualified Plan
•
The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding
•
The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of IBM with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service
•
The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment
Personal Pension Account
•
Under the terms of the Qualified Plan, the entire benefit may be paid as a lump sum.

•
Messrs. Krishna, Kavanaugh, and Rosamilia have elected to receive their Nonqualified Plan benefit in a lump sum immediately following separation from service.

•
The maximum lump sum amount that the eligible named executive officers could have elected to receive under the

Qualified Plan and Nonqualified Plan, as of January 1, 2022 if they had a separation from service from IBM on December 31, 2021 was equal to:
Name	Maximum Lump Sum
	Qualified Plan	Nonqualified Plan	Total Available Lump Sum
A. Krishna	$262,694	$82,835	$345,529
J.J. Kavanaugh	177,408	76,765	254,173
T. Rosamilia	467,847	146,543	614,390

•
A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits
•
The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Messrs. Krishna, Kavanaugh, and Rosamilia will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented for them in the Nonqualified Plan column below:

Name	Annual Pension Benefit at Normal Retirement Age
	Qualified Plan	Nonqualified Plan	Total Benefit
A. Krishna	$20,769	N/A	$20,769
J.J. Kavanaugh	12,546	N/A	12,546
T. Rosamilia	34,552	N/A	34,552
Present Value of Accumulated Benefit
•
The present value of accumulated benefit is the value as of December 31, 2021 of the annual pension benefit that was earned as of December 31, 2007.

•
The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his normal retirement age.

•
The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•
Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2021 Pension Benefits Table.

582022 Notice of Annual Meeting & Proxy Statement   |   2021 Pension Benefits Narrative

2021 PENSION BENEFITS TABLE

As noted in the General Description and Purpose to the 2021 Retention Plan Narrative, the 2021 Pension Benefits Table does not include amounts reflected in the 2021 Retention Plan Table.
		Number of Years		Present Value of		Payments During
		Credited Service	(1)	Accumulated Benefit	(2)	Last Fiscal Year
Name (a)	Plan Name (b)	(#) (c)		($) (d)		($) (e)
A. Krishna	Qualified Plan	17		$283,895		$0
	Nonqualified Plan			75,922		0
	Total Benefit			$359,817		$0
J.J. Kavanaugh	Qualified Plan	12		$155,881		$0
	Nonqualified Plan			66,578		0
	Total Benefit			$222,459		$0
T. Rosamilia	Qualified Plan	25		$499,374		$0
	Nonqualified Plan			137,990		0
	Total Benefit			$637,364		$0

(1)
Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers in this table has 14 additional years of service with IBM after that date.

(2)
While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the eligible named executive officers will continue to change based on their ages and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2021 for each eligible named executive officer:
•
Measurement date: December 31, 2021

•
Interest rate for present value: 2.6%

•
To determine Personal Pension Account benefit:

—
Interest crediting rate: 1.1% for 2022 and after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 0.7433% for years 1 – 5, 2.5967% for years 6 – 20, and 3.1133% for year 21 and after

—
Mortality table to convert Personal Pension Account balance to single life annuity is 2022 Pension Protection Act Optional Combined Unisex Table

•
Mortality (pre-commencement): None

•
Mortality (post-commencement):

—
Base Table: Modified RP-2014 White Collar sex-distinct annuitant tables with adjustment to 2006 by backing out MP-2014 improvement and further adjusting the mortality rates by a factor of 1.016

—
Improvement Scale: A modified Scale MP-2021 projection table starting in 2006 for healthy mortality. The modified table is based on the MIM 2021 model, with the same convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115

•
Withdrawal rates: None

•
Retirement rates: None prior to Assumed Retirement Age

•
Normal Retirement Age: Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan

•
Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan, or current age

•
Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007

•
In the case of the qualified Personal Pension Account formula, the benefit is payable as a 90% lump sum/10% annuity for Messrs. Krishna and Kavanaugh, and a 50% lump sum/50% annuity for Mr. Rosamilia, beginning on the first day of the month following a separation from service from IBM. The Excess Plan’s Personal Pension Plan Account formula benefit for Messrs. Krishna, Kavanaugh and Rosamilia is payable as a lump sum. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose

•
All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM

Assumptions to determine present value as of December 31, 2020:
•
The column titled Change in Pension Value in the 2021 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2020 to December 31, 2021

•
To determine the present value of the pension benefit as of December 31, 2020, the same assumptions that are described above to determine the present value as of December 31, 2021 were used, except a (1) 2.2% interest rate, and Modified MP-2020 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

—
Interest crediting rate: 1.1% for 2021 and after

—
Interest rate to convert Personal Pension Account balance to single life annuity: 0.5233% for years 1 – 5, 2.3033% for years 6 – 20, and 3.1533% for year 21 and after

—
Mortality table for Personal Pension Account balance conversion: 2021 Pension Protection Act Optional Combined Unisex Table

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Pension Benefits Narrative 59

2021 Nonqualified Deferred Compensation Narrative
IBM Excess 401(k) Plus Plan — U.S.
General Description and Purpose
•
Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide employees with the opportunity to save for retirement on a tax-deferred basis and provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply.

•
The 2021 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), IBM match (registrant contributions), automatic contributions (registrant contributions), and investment gain or loss (aggregate earnings) for each named executive officer during 2021.

•
The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•
Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by IBM (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•
The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•
With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information or solicitation of IBM clients or employees), the Excess 401(k) Plus Plan allows for clawback of any such contributions made in the 12- month period prior to such detrimental activity through separation of employment.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan
•
An eligible employee may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments.

•
In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares
•
Prior to January 1, 2008, under the EDCP, any executive, including non-U.S. executives, could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under IBM’s Long-Term Performance Plan (LTPP). Such deferral occurred when the awards vested.
•
In addition, in accordance with Internal Revenue Service rules, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under IBM’s LTPP.

•
There are no outstanding deferral elections that would result in any future deferral of stock.

•
Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders, and are contributed to the Basic Account.

Excess 401(k)Plus Plan Funding
•
The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•
No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of IBM for payment of their Excess 401(k) Plus Plan accounts.

IBM Matching Contributions
•
IBM credits matching contributions to the Basic Account of each eligible participant who defers salary or eligible performance pay under the Excess 401(k) Plus Plan.

•
The matching contributions equal the percentage of the sum of: (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the same as the participant’s percentage under the IBM 401(k) Plus Plan. Generally, participants hired or rehired by IBM U.S. before January 1, 2005, are eligible for up to 6% matching contributions; generally, participants hired or rehired by IBM U.S. on or after January 1, 2005 and who complete one year of service, are eligible for up to 5% matching contributions. Mr. Krishna, Mr. Kavanaugh, and Mr. Rosamilia are eligible for a 6% matching contribution. Mr. Cohn and Ms. Browdy are eligible for a 5% matching contribution. Effective January 1, 2016, the matching contributions equal the sum of: (i) a participant’s match rate times the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s match rate times the eligible compensation after reaching the Internal Revenue Code compensation limits.

IBM Automatic Contributions
•
Effective January 1, 2008, IBM credits automatic contributions to the Basic Account of each eligible participant.

•
The automatic contributions equal a percentage of the sum of: (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan; and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic

602022 Notice of Annual Meeting & Proxy Statement   |   2021 Nonqualified Deferred Compensation Narrative

contribution percentage under the IBM 401(k) Plus Plan. Generally, the percentage is 2% or 4% if the participant was hired or rehired by IBM U.S. before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired or rehired by IBM U.S. on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is; 2% for Messrs. Krishna, Kavanaugh and Rosamilia; and 1% for Mr. Cohn and Ms. Browdy.
•
Matching contributions and automatic contributions are made once annually at the end of the year. In order to receive such IBM contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

—
At least 30 years of service;

—
At least 15 years of service and is at least age 55;

—
At least 5 years of service and is at least age 62; or

—
At least 1 year of service and is at least age 65;

or, if a participant dies prior to December 15 in a given year, then the participant will be eligible to receive such IBM contributions as soon as practicable following separation from service.
IBM Transition Credits
•
Effective for the period of January 1, 2008 through June 30, 2009, IBM credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. Under the terms of the IBM 401(k) Plus Plan, Messrs. Krishna, Kavanaugh and Rosamilia were eligible to receive transition credits.

Earnings Measures
•
A participant’s contributions to the Basic Account are adjusted for earnings and losses, until it has been completely distributed, based on investment choices selected by the participant.

•
IBM does not pay guaranteed, above-market or preferential earnings in the Excess 401(k) Plus Plan.

•
The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2021 annual rates of return indicated for each):

—
Target Retirement 2020 Fund (7.62%)

—
Target Retirement 2025 Fund (9.64%)

—
Target Retirement 2030 Fund (11.75%)

—
Target Retirement 2035 Fund (13.76%)

—
Target Retirement 2040 Fund (15.79%)

—
Target Retirement 2045 Fund (17.05%)

—
Target Retirement 2050 Fund (17.20%)

—
Target Retirement 2055 Fund (17.23%)

—
Target Retirement 2060 Fund (17.23%)

—
Target Retirement 2065 Fund (17.28%)

—
Income Plus Fund (6.07%)

—
Conservative Fund (8.98%)

—
Moderate Fund (12.13%)

—
Aggressive Fund (16.58%)

—
Interest Income Fund (2.21%)

—
Inflation Protected Bond Fund (5.88%)

—
Total Bond Market Fund (-1.69%)

—
High Yield & Emerging Markets Bond Fund (-.35%)

—
Total Stock Market Index Fund (25.66%)

—
Total International Stock Market Index Fund (8.52%)

—
Global Real Estate Stock Index Fund (29.51%)

—
Long-Term Corporate Bond Fund (-1.18%)

—
Large Company Index Fund (28.69%)

—
Large-Cap Value Index Fund (25.16%)

—
Large-Cap Growth Index Fund (27.58%)

—
Small/Mid-Cap Stock Index Fund (12.83%)

—
Small-Cap Value Index Fund (28.28%)

—
Small-Cap Growth Index Fund (2.90%)

—
European Stock Index Fund (16.63%)

—
Pacific Stock Index Fund (2.85%)

—
Emerging Markets Stock Index Fund (.93%)

—
Real Estate Investment Trust Index Fund (43.66%)

—
International Real Estate Index Fund (10.54%)

—
IBM Stock Fund (16.63%)*

*
Performance includes dividend equivalent reinvestment

•
A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle and may change investment selections for existing account balances daily, subject to excessive trading restrictions.

•
Effective January 1, 2008, the IBM match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•
Because Deferred IBM Shares are credited, maintained, and ultimately distributed only as shares of IBM’s common stock, they may not be transferred to any other investment choice at any time.

•
On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders. A dividend equivalent for the Kyndryl distribution, was credited to participant’s account with respect to the portion of such account that was deemed to be investing in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•
Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2021 Nonqualified

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Nonqualified Deferred Compensation Narrative 61

Deferred Compensation Table, are calculated as the change in the price of IBM’s common stock between December 31, 2020 and December 31, 2021 for all Deferred IBM Shares that were contributed prior to 2021.
•
Aggregate earnings reflect an $8 quarterly administrative fee.

Payouts, Withdrawals, and Other Distributions
•
No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•
At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000; and (b) the executive satisfies the following age and service criteria:

—
At least age 55 with 15 years of service;

—
At least age 62 with 5 years of service;

—
At least age 65 with 1 year of service;

—
Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

—
Commencing benefits under the IBM Long-Term Disability Plan.

•
As of December 31, 2021, Messrs. Krishna, Kavanaugh and Rosamilia had satisfied the age and service criteria.

•
If the participant has satisfied the age, service, and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•
If the participant has satisfied the age, service, and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.
Lump sum upon termination;

2.
Lump sum in February of the year following termination; or

3.
Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•
The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.
Lump sum upon separation;

2.
Lump sum in February of the year following separation; or

3.
Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2021, 50% of this limit was $145,000), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.
•
Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•
Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•
At December 31, 2021, the named executive officers had the following distribution elections on file:

—
Mr. Krishna — Lump sum paid in February of the year following separation for pre-2005 amounts, and immediate lump sum for post-2004 amounts.

—
Mr. Kavanaugh — 2 annual installments for pre-2005 amounts, and lump sum in February of the year following separation for post-2004 amounts.

—
Mr. Cohn — 10 annual installments for all amounts

—
Mr. Rosamilia — lump sum in February of the year following separation for all amounts

—
Ms. Browdy — immediate lump sum following separation for all amounts

•
Deferred IBM Shares are distributed only in the form of shares of IBM’s common stock.

•
These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers, were “specified employees” under Section 409A at the end of the last fiscal year.

622022 Notice of Annual Meeting & Proxy Statement   |   2021 Nonqualified Deferred Compensation Narrative

2021 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive Contributions			Registrant Contributions		Aggregate Earnings in		Aggregate Withdrawal/	Aggregate Balance at
		in Last FY	(1)		in Last FY	(2)	Last FY	(3)	Distributions	Last FYE	(4)
Name (a)	Plan	($) (b)			($) (c)		($) (d)		($) (e)	($) (f)
A. Krishna	Basic Account	$203,460		Match	$203,460		$525,047		$0	$6,176,682
				Automatic	67,820
	Deferred IBM Shares	0			0		0		0	0
	Total	$203,460			$271,280		$525,047		$0	$6,176,682
J.J. Kavanaugh	Basic Account	$242,000		Match	$111,258		$1,049,138		$0	$6,906,210
				Automatic	37,086
	Deferred IBM Shares	0			0		1,159		0	19,915
	Total	$242,000			$148,344		$1,050,297		$0	$6,926,125
G. Cohn	Basic Account	$0		Match	$0		$(8)		$0	$480
				Automatic	488
	Deferred IBM Shares	0			0		0		0	0
	Total	$0			$488		$(8)		$0	$480
T. Rosamilia	Basic Account	$92,880		Match	$92,880		$483,034		$0	$4,296,187
				Automatic	30,960
	Deferred IBM Shares	0			0		0		0	0
	Total	$92,880			$123,840		$483,034		$0	$4,296,187
M.H. Browdy	Basic Account	$85,676		Match	$85,676		$104,557		$0	$1,794,757
				Automatic	17,135
	Deferred IBM Shares	0			0		0		0	0
	Total	$85,676			$102,811		$104,557		$0	$1,794,757

(1)
A portion of the amount reported in this column (b) for each named executive officer’s Basic Account, is included within the amount reported as salary for that officer in column (c) of the 2021 Summary Compensation Table. These amounts are: $72,600 for Mr. Krishna; $242,000 for Mr. Kavanaugh; $32,400 for Mr. Rosamilia; and $30,200 for Ms. Browdy.

(2)
For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2021 Summary Compensation Table. The amounts reported as IBM contributions to defined contribution plans in footnote 9 to the 2021 Summary Compensation Table, except for Mr. Cohn, are larger because the amounts reported in that footnote also include IBM’s contributions to the IBM 401(k) Plus Plan.

(3)
None of the amounts reported in this column (d) are reported in column (h) of the 2021 Summary Compensation Table because IBM does not pay above-market or preferential earnings on deferred compensation.

(4)
Amounts reported in this column (f) for each named executive officer include amounts previously reported in IBM’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary, and incentive and IBM matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, IBM contributions and investment experience, including an $8 quarterly administrative fee.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Nonqualified Deferred Compensation Narrative 63

2021 Potential Payments Upon Termination Narrative
Introduction
IBM does not have any plans, programs or agreements under which payments to any of the named executive officers are triggered by a change of control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer
The only payments or benefits that would be provided by IBM to a named executive officer following a termination of employment would be provided under the terms of IBM’s existing compensation and benefit programs (as described below).
The 2021 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.
As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information or solicitation of IBM clients or employees).
This 2021 Potential Payments Upon Termination Narrative and the 2021 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.
Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2021 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2021 Pension Benefits Table.
The 2021 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2021 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.
Annual Incentive Program (AIP)
•
The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to IBM.

•
This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives eligible to participate, who are employed through December 31 of the previous year.

•
AIP payments to executive officers are subject to clawback as described in Section 4 of the 2021 Compensation Discussion and Analysis.

•
For purposes of the 2021 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2022.

IBM Long-Term Performance Plans (LTPP)
•
The named executive officers have certain outstanding equity grants under the LTPP including:

—
Stock Options;

—
Restricted Stock Units (RSUs);

—
Retention Restricted Stock Units (RRSUs); and/or

—
Performance Share Units (PSUs) or retention Performance Share Units (RPSUs).

•
The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

—
Generally, unvested Stock Options, RSUs, RRSUs, PSUs and RPSUs are cancelled upon termination; and

—
Vested Stock Options may be exercised only for 90 days following termination.

•
Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

—
Vested Stock Options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate senior management; and

—
IBM prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•
If an executive dies, outstanding Stock Options, RSU awards and RRSU awards would vest immediately, and outstanding PSU and RPSU awards would remain outstanding and continue to vest under their original vesting schedules.

•
If an executive becomes disabled, outstanding Stock Options, RSUs and RRSUs would continue to vest under

642022 Notice of Annual Meeting & Proxy Statement   |   2021 Potential Payments Upon Termination Narrative

their original vesting schedules, and outstanding PSUs and RPSUs would remain outstanding and continue to vest under their original vesting schedules.
•
In cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

—
To ensure that the interests of the members of the Performance Team are aligned with IBM’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination, and effective for Stock Options granted after 2021, unvested Stock Options may continue to vest upon termination, if the following criteria are met for our named executive officers:

•
The executive is on the Performance Team at the time of departure;

•
For RSU awards and Stock Options, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•
The executive has reached age 55 with 15 years of service at the time of departure; and

•
The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

—
The Chairman and CEO is also eligible for the payouts described upon termination, but instead must reach age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

—
Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule. Unvested Stock Options will continue to vest and vested Stock Options (including those that vest after termination of employment) will be exercisable for the remainder of the original contractual term of the Stock Option.

•
The 2021 Potential Payments Upon Termination Table assumes the following:

—
Amounts shown include the payout of the 2019 PSU awards calculated using the actual performance achieved for the 2019-2021 performance period and the 2021 fiscal year-end closing price of $133.66 for IBM common stock; and

—
Outstanding 2020 and 2021 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

—
Amounts shown include the value of 2018, 2019, and 2020 RSU awards, if the required retirement criteria is met, at the fiscal year-end closing price of $133.66 for IBM common stock because the one-year service requirement from grant has been completed; and

—
Outstanding 2021 RSU awards are not included because the required service of at least one year since the award date of grant has not been completed.

•
LTPP awards for executive officers are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM prior to or within 12 months following release or payment (or within 36 months for RRSU awards). LTPP awards for executive officers also contain a covenant that the recipient will not solicit IBM clients for a period of one year or employees for a period of two years following termination of employment.

IBM Supplemental Executive Retention Plan (Retention Plan)
•
Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•
Eligibility criteria are described in the 2021 Retention Plan Narrative.

•
Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•
At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•
The 2021 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•
This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

—
The payment would be delayed six months following termination; and

—
Amounts not paid during the delay would be paid (with interest) in July 2022.

•
Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan
•
As described in the 2021 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•
With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM, the Excess 401(k) Plus Plan allows the clawback of such IBM contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•
The 2021 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect, if any, or the plan’s default distribution provision.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Potential Payments Upon Termination Narrative 65

•
Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

—
Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

—
Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•
The tables do not reflect:

—
That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

—
Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance
General Description
Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of U.S. hire, age, and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time. The named executive officers would not have been eligible for the Retiree Benefits Plan following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements.
IBM Future Health Account (FHA)
•
Amounts credited by IBM to a hypothetical account may be used to offset the cost of eligible medical, dental, and vision insurance coverage for former employees and their eligible dependents.

•
Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

—
Hired before January 1, 2004;

—
Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

—
At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•
Messrs. Krishna, Kavanaugh, and Rosamilia would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage
•
Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•
Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

—
Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•
At least age 55, with at least five years of service; and either

•
The employee’s age and years of service equal 65; or

•
Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

—
Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•
Ms. Browdy would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

•
Mr. Cohn would not have been eligible for this benefit following a separation from service on the last business day of the fiscal year end because he had not met the eligibility requirement noted above.

IBM Retiree Group Life Insurance
•
Employees who retire on or after January 1, 2016 will have the option to purchase life insurance at preferred rates, paid solely at their expense.

662022 Notice of Annual Meeting & Proxy Statement   |   2021 Potential Payments Upon Termination Narrative

2021 POTENTIAL PAYMENTS UPON TERMINATION TABLE

				LTPP						Nonqualified Deferred Compensation Excess 401(k)(6)
		Annual Incentive		Stock		Stock		Retention		Basic	Deferred IBM
	Termination	Program	(2)	Options	(3)	Awards	(4)	Plan	(5)	Account	Shares
Name	Scenario	($)		($)		($)		($)		($)	($)
A. Krishna	Termination(1)	$2,940,000		$0		$14,317,392		N/A		$6,176,682(7)	$0(7)
	For Cause	0		0		0		N/A		5,905,402(7)	0(7)
J.J. Kavanaugh	Termination(1)	1,437,700		0		6,108,797		14,678		6,446,735(8)	19,915(8)
	For Cause	0		0		0		0		6,298,390(8)	19,915(8)
G. Cohn	Termination(1)	1,548,400		0		535,175		N/A		488(9)	0
	For Cause	0		0		0		N/A		0(9)	0
T. Rosamilia	Termination(1)	1,064,000		0		5,612,517		87,795		4,296,187(10)	0
	For Cause	0		0		0		0		4,172,347(10)	0
M.H. Browdy	Termination(1)	1,266,300		0		4,126,084		N/A		1,794,757(11)	0
	For Cause	0		0		0		N/A		1,691,946(11)	0

(1)
Termination generally includes the following separation scenarios: resignation, retirement, and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)
Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2022.

(3)
Assumes each named executive officer exercised all vested, in-the-money Stock Options at $133.66 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)
Assumes IBM released each named executive officer’s PSU award, granted in 2019 according to its policy, for the three-year performance period ending December 31, 2021. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period. While outstanding 2018, 2019 and 2020 RSU awards are included if required retirement criteria is met, 2021 RSU awards are not included because the required service of at least one year since the award date of grant has not been completed.

(5)
Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)
Estimated payments to each named executive officer were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.

(7)
The amount deferred prior to January 1, 2005 is payable in a lump sum in February 2022. The amount deferred on or after January 1, 2005 is payable in a lump sum immediately following separation. Deferred shares are paid as shares of IBM stock. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2021 Nonqualified Deferred Compensation Table.

(8)
Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 2 years starting in February 2022 ($479,391) and the amount of the Basic Account deferred on or after January 1, 2005 payable in a lump sum in February 2022 ($5,967,344). Deferred shares are paid as shares of IBM common stock. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms; the forfeiture causes a decrease in the payout of amounts that were deferred on or after January 1, 2005. See column (c) in 2021 Nonqualified Deferred Compensation Table.

(9)
Amount payable as a lump sum because Mr. Cohn’s balance is not greater than the threshold amount of $152,000 required to have amount paid in installments under the plan. For Cause, the termination payment from the Basic Account is reduced to $0, to reflect forfeiture of Automatic Contribution made during the last 12 months under plan terms. Mr. Cohn’s balance consists of automatic contributions and earning thereon. See column (c) in 2021 Nonqualified Deferred Compensation Table.

(10)
Payable in a lump sum in February 2022. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2021 Nonqualified Deferred Compensation Table.

(11)
Payable in an immediate lump sum following separation. For Cause, the termination payment from the Basic Account is reduced to reflect forfeiture of Match and Automatic Contribution made during the last 12 months under plan terms. See column (c) in 2021 Nonqualified Deferred Compensation Table.

2022 Notice of Annual Meeting & Proxy Statement   |   2021 Potential Payments Upon Termination Narrative 67

Report of the Audit Committee of the Board of Directors
The Audit Committee hereby reports as follows:
1.
Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.
The Audit Committee has discussed with IBM’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss IBM’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB).

3.
The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.
The Audit Committee has an established charter outlining the practices it follows. The charter is available on IBM’s website at http://www.ibm.com/investor/att/pdf/auditcomcharter.pdf.

5.
IBM’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, IBM’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.
Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

P.R. Voser (chair)
D.N. Farr
M.J. Howard
F.W. McNabb III

682022 Notice of Annual Meeting & Proxy Statement   |   Report of the Audit Committee of the Board of Directors

Audit and Non-Audit Fees
Set forth below are the fees for services provided to IBM by its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.
(Dollars in millions)	2021	2020
Audit Fees	$53.7	$52.8
Audit Related Fees	48.8	42.6
Tax Fees	1.2	1.3
All Other Fees	0.7	0.5
Total	$104.4	$97.2
Description of Services
Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of IBM’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.
Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of IBM’s financial statements, including the support of business acquisition and divestiture activities, independent assessments for service organization control reports, and audit and review of IBM’s retirement and other benefit-related programs. For 2021, these services included approximately $28 million for independent assessments for service organization control reports and approximately $15 million associated with the spin-off of IBM’s managed infrastructure services business. For 2020, these services included approximately $26 million for independent assessments for service organization control reports and approximately $10 million associated with the spin-off of IBM’s managed infrastructure services business.
Tax Fees: comprise fees for tax compliance, tax planning and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value-added tax and equivalent tax-related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.
All Other Fees: comprise fees primarily in connection with technical accounting and other software licenses, training services, certain benchmarking work, and other permissible advisory services, including general information services.

2022 Notice of Annual Meeting & Proxy Statement   |   Audit and Non-Audit Fees69

2. Ratification of Appointment of Independent
Registered Public Accounting Firm

IBM’s Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit fees), retention and oversight of the independent registered public accounting firm that audits IBM’s consolidated financial statements and its internal controls over financial reporting. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2022. With the endorsement of the Board of Directors, the Audit Committee believes that this selection is in the best interests of IBM and its stockholders and, therefore, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2021.
Independent Auditor Engagement
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•
PwC’s capability and expertise in addressing and advising on the breadth and complexity of IBM’s global operations;

•
PwC’s independence and tenure as IBM’s auditor;

•
PwC’s strong performance on the IBM audit, including the extent and quality of PwC’s communications with the Audit Committee and the results of an internal, worldwide survey of PwC’s service and quality;

•
Analysis of known litigation or regulatory proceedings involving PwC;

•
Public Company Accounting Oversight Board reports (PCAOB);

•
Appropriateness of PwC’s fees for audit and non-audit services; and

•
PwC’s reputation for integrity and competence in the fields of accounting and auditing.

Auditor Independence Controls
The Audit Committee and IBM management have robust policies and procedures in place to monitor and verify PwC’s independence from IBM on a continual basis. These policies and procedures include:
•
Private meetings between the Audit Committee and PwC throughout the year;

•
Annual evaluation by the Audit Committee;

•
Pre-approval by the Audit Committee of non-audit services;

•
Lead engagement partner rotation at least every 5 years; the Audit Committee selects a new lead audit engagement partner after a rigorous process, including candidate interviews;

•
Concurring audit partner rotation at least every 5 years;

•
Auxiliary engagement partner rotation at least every 7 years;

•
Hiring restrictions for PwC employees at IBM; and

•
Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of peer reviews by other public accounting firms and PCAOB inspections.

Accountability to Stockholders
•
PwC’s representative will be present at the annual meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Benefits of Long-Tenured Auditor
PwC has been the independent auditor of IBM since 1958. From 1923 until 1958, the independent auditors of IBM were firms that were ultimately acquired by PwC. The Audit Committee believes that having a long-tenured auditor is in the best interests of IBM and its stockholders in consideration of the following:
•
Institutional knowledge and deep expertise necessary for a large, multinational company with IBM’s breadth of global operations and business;

•
Higher audit quality developed through experience with more than 250 annual statutory audits in almost 100 countries; and

•
No onboarding or educating a new auditor, which would require a significant time commitment and expense, and distract from management’s focus on operational execution, financial reporting and internal controls.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.
702022 Notice of Annual Meeting & Proxy Statement   |   2. Ratification of Appointment of Independent Registered Public Accounting Firm

3. Management Proposal on Advisory Vote on Executive Compensation (Say on Pay)

IBM is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.
IBM delivered $57.4B in revenue and $12.8B cash from operations.(1) The separation of Kyndryl on November 3, 2021 helped optimize our portfolio and allow the Company to focus on its hybrid cloud and AI growth strategy. Revenue growth at constant currency(2) accelerated in 2021, exiting the 4th quarter at 8.6% including approximately 3.5 points from incremental external sales to Kyndryl. Hybrid Cloud Revenue grew 19% at constant currency,(2) and now makes up 35% of IBM revenue. The company also returned $6B to stockholders through dividends, and reduced debt $10B in 2021 ($21B since acquiring Red Hat).
These results reflect the significant actions we have taken to strategically position IBM for high-value, sustainable growth.
In 2021, we increased our investor outreach program to ensure we fully understood our investors’ feedback and concerns following the vote on our 2021 say on pay proposal. The Company offered to engage with investors representing 55% of the shares that voted on Say on Pay at the 2021 Annual Meeting, and ultimately met with investors representing more than 35% of voted shares. Through their feedback, we learned that they generally remained supportive of our pay programs, with the exception of the one-time equity grant to James Whitehurst in connection with him signing an IBM non-compete agreement. We discussed the uniqueness of the business situation related to the award for Mr. Whitehurst, and reassured stockholders that one-time awards for named executive officers are not a common practice, and that no one-time awards were provided to any named executive officers in 2021.
In the context of investor feedback, pay decisions continued to be made based on our financial performance relative to our goals, while taking into consideration the significant reshaping of IBM’s portfolio as a hybrid cloud and AI Company.
The Company’s performance metrics that were revamped in 2021 to reinforce the strategic focus on sustainable revenue growth and strong cash generation were maintained for the 2022 Annual Incentive Program and the 2022-2024
Performance Share Unit program. In addition, beginning in 2022, Stock Options were introduced as part of the overall equity pay mix for IBM executives, to ensure a portion of their equity does not generate value unless IBM’s stock price increases.
IBM’s named executive officers are identified in the 2021 Summary Compensation Table, and pages 32-67 describe the compensation of these officers. Beginning in 2022, with the introduction of Stock Options, 77% of target pay for the Chairman and CEO, and 74% of target pay for the other Named Executive Officers, is at risk and subject to rigorous performance targets and stock price growth. The rigor of these targets is evident in the payouts.
For 2021 performance, the Board approved an annual incentive payment of $2.940 million for Mr. Krishna, which was 98% of target and in line with the Company annual incentive score. This award is based on Mr. Krishna’s personal leadership in optimizing the Company’s portfolio by successfully separting Kyndryl on November 3, 2021; returning IBM to sustainable revenue growth; driving the ongoing improvement in IBM’s diverse leadership representation; industry-leading innovation and research in quantum computing and AI; and continued improvement in employee engagement in a year of significant change.
For the reasons expressed above and discussed in the Compensation Discussion and Analysis, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that our compensation policies and programs are aligned with the interests of our stockholders and designed to reward for performance.
We are therefore requesting your nonbinding vote on the following resolution:
“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

(1)
Cash from operations is presented on a consolidated basis, which includes activity from discontinued operations related to the separation of Kyndryl.

(2)
Non-GAAP financial metrics. See Appendix A for information on how we calculate these performance metrics.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.
2022 Notice of Annual Meeting & Proxy Statement   |   3. Management Proposal on Advisory Vote on Executive Compensation (Say on Pay) 71

Stockholder Proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.
Your Board of Directors opposes the following three proposals for the reasons stated after each proposal.
4. Stockholder Proposal on Stockholder Special Meeting Right

Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 4 — Special Shareholder Meeting Improvement
Shareholders ask our board to take the steps necessary to amend the appropriate company governing document to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
It is important to have a more reasonable stock ownership percentage to call for a special shareholder meeting to help make up for the fact that we do not have a right to act by written consent. Many companies give shareholders both the right to call a special meeting and a right to act by written consent.
IBM shareholders are in favor of a right to act by written consent. IBM shareholders gave 42% support to a shareholder proposal for a right to act by written consent in 2020.
This 42% support most likely represents a majority of the shares that have access to proxy voting advice that is independent of our biased management which is adamantly against additional rights for shareholders which in turn would mean greater management accountability when our stock is down from $180 in 2017.
Our biased management is thus getting a free ride on the backs of small shareholders who have no recourse but to rely on the biased view of management. And 40% of IBM stock is held by non-institutional investors who are the smaller IBM shareholders who lack independent proxy voting advice.
Our management is best served by providing the means for 10% of shareholders to bring emerging opportunities or solutions to problems to the attention of management and all shareholders.
Also shareholder engagement is a toothless way to introduce new ideas to management. And management can abruptly discontinue or drastically restructure any shareholder engagement program if it fails to give less than cheerleading support to management.
It is important to have a more reasonable stock ownership percentage to call for a special shareholder meeting to help make up for the fact that we have no right to act by written consent and IBM shareholders are in favor of a right to act by written consent.
Please vote yes:
Special Shareholder Meeting Improvement — Proposal 4
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YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The Board believes that the adoption of this proposal is unnecessary because of its existing special meeting by-law provision. The current provision, which allows stockholders owning at least 25% of IBM’s shares to call a special meeting, can be found in Article II, Section 3 of IBM’s by-laws at https://www.ibm.com/investor/att/pdf/IBM_Bylaws.pdf.

The current 25% threshold is consistent with market practice and already accurately reflects the preference of IBM’s stockholders. At IBM’s 2010, 2017 and 2018 Annual Meetings, the same proponent presented this same proposal seeking to lower the 25% threshold to 10%. On each occasion, a majority of the votes cast voted against lowering the threshold, clearly demonstrating the stockholders’ support for the 25% threshold.

The Board believes that maintaining the 25% ownership threshold strikes an appropriate balance between allowing shareholders the right to call a special meeting and avoiding unnecessary financial burdens and corporate disruptions associated with a minority of shareholders calling a special meeting. Lowering the threshold to 10% would allow special interest groups with small minority ownership interests to potentially cause disruption and substantial costs to be incurred by the other 90% of stockholders. Reducing the ownership threshold to 10% could enable a small minority of shareholders (currently, as few as two) to call a special meeting at any time on any topic, constrained by no fiduciary obligations. IBM’s current 25% threshold helps to ensure that any special meeting will be in the interests of more than just a few stockholders. Further, a lower threshold is not necessary in light of IBM’s history of strong governance practices and shareholder rights, including its independent Lead Director and existing procedures giving stockholders the ability to communicate with the Board.

Therefore, the Board believes that the proponent’s proposal is counterproductive to IBM’s already well-respected corporate governance practices. Additionally, this same proposal has already been reviewed and rejected by a majority of the votes cast at three prior annual meetings. As IBM has an existing by-law permitting stockholders to call special meetings, and this same proposal to lower the threshold failed to receive majority support each time it has been presented, the Board believes that this proposal is unnecessary.

THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
2022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 73

5. Stockholder Proposal to Have an Independent Board Chairman

Management has been advised that Kenneth Steiner, 14 Stoner Ave., Great Neck, NY 11021, the owner of at least 100 shares of IBM stock, intends to submit the following proposal at the meeting:
Proposal 5 — Independent Board Chairman
The Shareholders request that our board of directors adopt as a policy, and amend the governing documents as necessary, to require the Chair of the Board of Directors to be an independent member of the Board. If an independent director is not available then a non independent director, other than the CEO, can be named as Chairman for a term of 3 months to 6 months. This policy could be phased in when there is a contract renewal for our currect CEO or for the next CEO transition.
This proposal won 52% support at Boeing and 54% at Baxter International in 2020. Boeing then adopted this proposal topic in June 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
This proposal won 41% shareholder support at the 2021 IBM annual meeting. This 41% support could represent more than 51% support from the share that have access to independent proxy voting advice. IBM management resistant to this proposal topic may be getting a free ride on the backs of small shareholders who do not have access to independent proxy voting advice. For a large company IBM seems to have a greater than usual percentage of small shareholders who do not have access to independent proxy voting advice.
The role of the CEO and management is to run the company.
The role of the Board of Directors is to provide independent oversight of management and the CEO.
Thus there is a potential conflict of interest for a CEO to have the oversight role of Chairman.
A CEO serving as Chair can result in excessive management influence on the Board and weaker oversight of management. The CEO becomes his own boss. With the current CEO serving as Chair that means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman. A lead director is no substitute for an independent board chairman. A lead director cannot call a special shareholder meeting and cannot even call a special meeting of the board.
The lack of an independent Board Chairman is a great way to discourage new outside ideas and a great way to encourage the CEO to pursue projectes that would not stand up to effective oversight.
In an example from a company whose share price went from $130 to $200 in 10 months, the 2020 Lowe’s annual meeting proxy said Lowe’s independent directors determined that having a separate Chairman and Chief Executive Officers affords the CEO the opportunity to focus his time and energy on managing the business and allows the Chairman to devote his time and attention to Board oversight and governance.
Meanwhile IBM stock is in a hole compared to its $180 price in 2017.
Please vote yes:
Independent Board Chairman — Proposal 5
742022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
The Board’s flexibility to determine the appropriate Board leadership structure is essential.

One of the most important tasks undertaken by a board is to select the leadership of the board and the company. In order to execute this critical function most effectively and in the best interests of the stockholders, a board must maintain the flexibility to determine the appropriate leadership in light of the circumstances at a given time. Because one size does not fit all situations, your Board has altered its structure at various times in response to the particular circumstances at that time. For example, your Board split the Chairman and CEO roles during the last two CEO transitions to ensure a seamless and successful leadership transition. The transitions have served as a model for public company succession planning. Limiting the candidate pool as suggested by the proponent will inhibit the ability of the Board to exercise its fiduciary obligation to identify the best leadership for IBM.

The Company’s Lead Director role is robust and ensures effective independent oversight at all times.

An essential part of our current leadership structure is the independent Lead Director position. The Company’s Lead Director role is robust and ensures effective independent oversight at all times. After a rigorous review by the Directors and Corporate Governance Committee and the Board, the Lead Director is elected by the independent members of the Board on an annual basis. The Lead Director has the following robust and meaningful responsibilities serving to ensure a strong, independent, and active Board by enhancing the contributions of IBM’s independent directors. In particular, the Lead Director:
•
presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which are held at every meeting of the Board;

•
serves as liaison between the Chairman and the independent directors;

•
approves information sent to the Board;

•
in collaboration with the Chairman, creates and approves meeting agendas for the Board;

•
approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•
has authority to call meetings of the independent directors; and

•
if requested by major stockholders, ensures that he or she is available, as necessary after discussions with the Chairman, for consultation and direct communication.

In addition to these core responsibilities, the Lead Director engages in other regular activities including:
•
one-on-one debriefs with the Chairman after each meeting;

•
spending time with senior management outside of Board meetings to ensure a deep understanding of the business and strategy of the Company; and

•
occasionally attending meetings of each of the Board’s committees.

IBM’s current leadership structure is optimal for the Company at this time.

The Directors and Corporate Governance Committee and the Board continuously evaluate the appropriate leadership structure for IBM. After its most recent review, in consideration of the strength of its independent Board and corporate governance practices, the full Board has determined that the existing board leadership structure of having a management director serve as Chairman, alongside a robust and independent Lead Director, best serves the needs of the Company and the stockholders at this time. Among other factors, the Board considered and evaluated:
•
the importance of consistent, unified leadership to execute and oversee the Company’s strategy;

•
the strength of Mr. Krishna’s vision for the Company and the quality of his leadership;

•
the strong and highly independent composition of the Board;

•
the views and feedback heard from our investors through our ongoing engagement program throughout the years expressing support for IBM’s leadership structure; and

•
the meaningful and robust responsibilities of the independent Lead Director, as discussed above.

The Board strongly believes that this current structure strikes the right balance of allowing our Chairman to promote a clear, unified vision for the Company’s strategy and to provide the leadership critical for effectively and efficiently implementing the actions needed to ensure strong performance over the long term, while ensuring robust, independent oversight by the Board and Lead Director.

2022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 75

IBM’s strong, independent Board and commitment to good corporate governance adds further support to the Board leadership structure.

Continued enhancement of the Lead Director position is just one example of IBM’s ongoing commitment to strong corporate governance. Independent directors comprise roughly 90% of the Board and 100% of the Audit, Directors and Corporate Governance, and Executive Compensation and Management Resources Committees. After each regularly scheduled Board meeting, both the full Board and the independent directors of the Board meet in executive session, with the independent directors’ session chaired by the Lead Director.

In contrast to the exemplary performance and quality of the IBM Board over the years, the proponent provides no evidence demonstrating that the proposal would result in enhanced oversight, let alone increased value for IBM stockholders. Additionally, this proposal has been rejected by a majority of shareholder votes each time it has been voted on by IBM stockholders, most recently last year. In light of this lack of empirical support, IBM’s strong and independent Board, the Lead Director’s robust responsibilities and, most importantly, the support of our structure by our stockholders, this stockholder proposal is both inappropriate and unnecessary.

We believe that stockholders benefit when the Board can select the best candidates to run IBM at a given time.
THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
762022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

6. Stockholder Proposal Requesting a Public Report on the Use of Concealment Clauses

Management has been advised that Jay Stanley Weisfeld Trust, P.O Box 158, Rochester, VT 05767, the owner of at least 150 shares of IBM stock, intends to submit the following proposal at the meeting:
Resolved:
Shareholders of International Business Machines Corporation (“IBM”) ask that the Board of Directors prepare a public report assessing the potential risks to the company associated with its use of concealment clauses in the context of harassment, discrimination and other unlawful acts. The report should be prepared at reasonable cost and omit proprietary and personal information.
Supporting Statement: Concealment clauses are defined as any employment or post-employment agreement, such as arbitration, non-disclosure or non-disparagement agreements, that IBM asks employees or contractors to sign which would limit their ability to discuss unlawful acts in the workplace, including harassment and discrimination.
Whereas:
IBM wisely uses concealment clauses in employment agreements to protect corporation information, such as intellectual capital and trade secrets. However, IBM has not excluded from these clauses their workers’ rights to speak openly about harassment, discrimination and other unlawful acts. Given this, investors cannot be confident in their knowledge of IBM’s workplace culture.
A healthy workplace culture is linked to strong returns. McKinsey found that companies in the top quartile for workplace culture post a return to shareholders 60 percent higher than median companies and 200 percent higher than organizations in the bottom quartile.1 A study by Wall Street Journal found that over a five-year period, the 20 most diverse companies in the S&P 500 had an average annual stock return that was almost six percentage points higher than the 20 least diverse companies.2
In contrast, a workplace that tolerates harassment invites legal, brand, financial and human capital risk. Companies may experience reduced morale, lost productivity, absenteeism and challenges in attracting and retaining talent.3 Employees who engage in harmful behavious may also be shielded from accountability.
Pinterest paid $22.5 million to settle a gender discrimination lawsuit brought by a former executive after years of binding employees who settled discrimination claims to concealment agreements. Shareholders ultimately sued Pinterest executives alleging a breach of fiduciary duty by “perpetrating or knowingly ignoring the long-standing and systemic culture of discrimination and retaliation.”4 Similarly, in 2020, Alphabet agreed to limit confidentiality restrictions associated with harassment and discrimination cases as part of a $300 million settlement of shareholder lawsuits alleging the company created a toxic work environment.5 In 2021 a jury found that IBM had wrongfully terminated an employee who raised concerns about racial bias in compensation.6 In recent years, IBM has also paid settlements related to allegations of gender discrimination and the EEOC has found that the company “engaged in systemic age discrimination7. Investors seek assurance that more missteps are not occuring at IBM, hidden from view via the use of concealment clauses.
California law prohibits concealment clauses in employment agreements involving recognized forms of discrimination and unlawful activity. IBM works under a patchwork of state laws related to the use of concealment clauses and may benefit from consistent practices across all employees and contractors
1
https://www.mckinsey.com/business-functions/organization/our-insights/the-organization-blog/culture-4-keys-to-why-it-matters

2
https://www.wsj.com/articles/the-business-case-for-more-diversity-11572091200

3
Https://conference.iza.org/conference_files/LaborMarkets_2021/sockin_j28322.pdf

4
https://www.institutionalinvestor.com/article/b1phvnsfffr2bp/Retirement-System-Sues-Pinterest-Board-and-Execs-Over-Discrimination

5
https://www.nytimes.com/2020/09/25/technology/google-sexual-harassment-lawsuit-settlement.html

6
https://prnewswire.com/news-releases/milberg-wins-11-1-million-verdict-for-ibm-sales-manager-fired-after-reporting-bias-301270316.html

https://www.propublica.org/article/the-u-s-equal-employment-opportunity-commission-confirms-a-pattern-of-age-discrimination-at-ibm
7
https://www.protocol.com/bulletins/ibm-pay-discrimination-settlement

2022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 77

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has been a leader in corporate diversity and inclusion for decades and is deeply committed to fostering a healthy, safe, and productive work environment for all IBMers. We do not believe this proposal is necessary for the reasons stated below.

IBM DOES NOT PREVENT EMPLOYEES FROM DISCUSSING THE TERMS AND CONDITIONS OF THEIR EMPLOYMENT AND DOES NOT REQUIRE EMPLOYEES TO AGREE TO ARBITRATION AS A CONDITION OF EMPLOYMENT

IBM does not require employees to sign any documents agreeing to arbitration as a condition of employment in the United States. Outside of the United States, our agreements may vary based on relationships with works councils or other local requirements.

IBM also does not preclude employees from discussing the terms and conditions of their employment. While IBM does require its employees to enter into a confidentiality agreement to protect its proprietary and confidential information and intellectual property, this agreement does not prevent employees from discussing their own experiences with non-inclusive behavior.

Where mutually agreed by the parties and legally permitted, IBM may use confidentiality provisions in limited circumstances, such as in settlements of lawsuits, or as part of voluntarily agreed exit agreements. Notably, these provisions do not prevent employees from filing claims with or participating in investigations conducted by the Equal Employment Opportunity Commission or otherwise reporting to a government agency.

IBM DOES NOT TOLERATE DISCRIMINATION OR HARASSMENT AND HAS IN PLACE CLEAR POLICIES, PROCEDURES AND PRACTICES TO PROTECT AND SUPPORT THE IBMER
Safe and Productive Work Environment

IBM’s Business Conduct Guidelines, which apply to all IBM employees, speak directly to maintaining a safe and productive work environment. IBM strives to maintain for its employees a healthy, safe, and productive work environment free from discrimination and harassment, whether based on race, color, religion, gender, gender identity or expression, sexual orientation, pregnancy, national origin, genetics, disability, age or any other factors that are unrelated to IBM’s legitimate business interests. IBM will not tolerate sexual advances or comments, racial or religious slurs or jokes, or any other conduct, such as bullying, that creates or encourages an offensive or intimidating work environment. To foster a diverse and inclusive culture that supports a healthy, safe, and productive work environment, IBM provides several trainings related to preventing discrimination and harassment as well as several communication channels for employees to express concerns regarding non-inclusive behaviors.

Global Mandatory Training

On an annual basis, IBM conducts global mandatory trainings on the Business Conduct Guidelines, sexual harassment, and bullying prevention. IBM has also significantly bolstered employee education programs that strengthen IBMer advocacy for women and minorities by addressing sexism, racism, bias mitigation, allyship, covering, leading with inclusivity, and other related topics. These offerings are regularly refreshed.

Communication Channels and Resources

IBM provides several communication channels for employees to express concerns regarding non-inclusive behaviors (such as bullying, harassment, or discrimination). An employee is free to choose the communication channel that works best for them — their manager, senior management, human resources, or they can utilize IBM’s Open-Door policy, the Talk It Over@IBM team, or Employee Concerns. Employees are also able to report their complaints externally to the U.S. Equal Employment Opportunity Commission or other state agencies. IBM also uses a companywide instant messaging system, with several channels dedicated to diversity, inclusion, and workplace culture to facilitate communications. The goal of these channels is to foster engagement and encourage reporting of concern over non-inclusive behaviors.

IBM promptly and thoroughly reviews reports of non-inclusive behavior and will not tolerate threats or acts of retaliation against employees for any such report.
THE BOARD AND ITS COMMITTEES MAINTAIN STRONG OVERSIGHT OF IBM’S CULTURE AND WORK ENVIRONMENT

IBM’s Audit Committee oversees implementation of and compliance with the Business Conduct Guidelines through employee education and certification. The Audit Committee also regularly receives and discusses reports from IBM’s Chief Trust and Compliance Officer relating to human resources investigations, including any employment-related matters such as harassment and discrimination. Additionally, IBM’s Executive Compensation and Management Resources Committee oversees IBM’s human capital management and diversity and inclusion programs, including various communication channels, programs and practices, or training and education focused on the prevention of harassment, discrimination, bullying or retaliation. Finally, employees may directly contact IBM’s independent directors through email or mail.

782022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals

CONCLUSION

IBM does not tolerate discrimination or harassment. Given the strength of IBM’s culture, policies, practices, and anti-discrimination and anti-harassment resources, we do not believe the limited use of the clauses described by the proponent poses a significant risk to the company and do not believe that the requested report would add meaningful value to the policies, processes, practices, and resources that are already in place at IBM.

THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
2022 Notice of Annual Meeting & Proxy Statement   |   Stockholder Proposals 79

Frequently Asked Questions
1.
What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that IBM does not know that you are a stockholder, or how many shares you own.
2.
I want to attend the 2022 Annual Meeting. What procedures must I follow?

The Annual Meeting will be conducted virtually. All stockholders will be able to attend the Annual Meeting via webcast by entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials at www.virtualshareholdermeeting.com/IBM2022 (“Annual Meeting Website”). If you do not have a control number, you will be able to register as a guest; however, you will not be able to vote or submit questions before or during the meeting.
No recording of the Annual Meeting is allowed, including audio and video recording.
3.
What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting Website log-in page.
4.
Are there rules of conduct for the Annual Meeting?

Yes, the rules of conduct for the Annual Meeting will be available on the Annual Meeting Website on the date of the Annual Meeting. The Rules of Conduct will provide information on regarding the rules and procedures for participating in the Annual Meeting.
5.
What is the “record date” for the Annual Meeting?

February 25, 2022.
6.
Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each record owner and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.
7.
Which IBM shares are included in the proxy card?

For record owners: The proxy card covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the Computershare CIP (the Direct Stock Purchase and Dividend Reinvestment Plan) and the IBM Employees Stock Purchase Plans.
For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.
For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.
8.
May I vote my shares in person at the Annual Meeting?

Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. To vote during the Annual Meeting, log into the Annual Meeting Website with your 16-digit control number (found on your Notice of Internet Availability of Proxy Materials, your proxy card, or your instructions that accompanied your proxy materials).
9.
Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.
For record owners: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to check any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date, and return the proxy card in the enclosed envelope, or if you received notice of Internet availability of proxy materials, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the proxy card.
For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 11:59 p.m. EDT on April 24, 2022, or otherwise ensure that your card is signed, returned, and received by such time and date. If instructions are not received over the Internet or by telephone by 11:59 p.m. EDT on April 24, 2022, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.
For holders in street name: If you are not voting your shares in person at the Annual Meeting, you must timely deliver your voting instructions to your respective bank, broker or other

802022 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions

intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.
10.
May I change or revoke my proxy?

For record owners: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later-dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of IBM.
For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.
11.
How can I contact IBM’s transfer agent?

Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 505005, Louisville, KY 40233-5005, or by telephoning 888-IBM-6700 (outside the United States, Canada, and Puerto Rico 781-575-2727).
12.
Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters utilizing their own discretion.
13.
During the question period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about Company matters. It is not the appropriate forum to raise personal grievances.
14.
How can I ask questions during the Annual Meeting?

Stockholders of record may submit questions either before (by going to www.proxyvote.com) or during the meeting (by going to the Annual Meeting Website) and logging in using your 16-digit control number and following the instructions to submit a question. Additionally, each year IBM provides a portal through which stockholders may submit questions in advance of the Annual Meeting. To submit a question via the IBM portal, please visit https://www.ibm.com/investor/services/annual-meeting-of-stockholders.
If you do not have a control number, you will be able to register for the Annual Meeting as a guest; however, you will not be able to vote or submit questions on the Annual Meeting Website before or during the meeting.
15.
Who tabulates the votes?

Votes are counted by employees of Broadridge Corporate Issuer Solutions, Inc., IBM’s tabulator, and certified by the Inspectors of Election (who are employees of First Coast Results, Inc.).
16.
I understand that a “quorum” of stockholders is required in order for IBM to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of common stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.
17.
How many shares of IBM stock are “outstanding”?

As of February 11, 2022, there were 899,309,986 shares of common stock outstanding and entitled to be voted.
18.
What is the voting requirement for electing IBM’s directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.
19.
What is “broker discretionary voting”?

This refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers, and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.
20.
Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.
21.
Assuming there is a proper quorum of shares represented at the Annual Meeting, how many shares are required to approve the proposals being voted upon in this proxy statement?

The table below reflects the vote required in accordance with the laws of New York State:
Proposal	Vote Required	Do abstentions count as votes cast?	Is broker discretionary voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Management Proposal of Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

*
Advisory and non-binding

22.
Where can I find the voting results of the Annual Meeting?

IBM intends to publish the final voting results on its website and will disclose the final voting results on a Form 8-K shortly after the Annual Meeting.
23.
Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept confidential and

2022 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions81

are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.
24.
I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at https://www.ibm.com/investor/help/consent-for-materials-online, and select “Help,” click on “Consent for materials online” and follow the instructions to enroll.
25.
How do I submit a proposal for inclusion in IBM’s 2023 proxy material?

Stockholder proposals may be submitted for IBM’s 2023 proxy material after the 2022 Annual Meeting and must be received at our corporate headquarters no later than November 7, 2022. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.
Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of IBM and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.
26.
How do I submit an item of business for the 2023 Annual Meeting?

Stockholders who intend to present an item of business at the 2023 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in IBM’s Proxy Statement), including nominations for election to the Board of Directors pursuant to the Company’s proxy access by-law provision, must provide notice of such business to IBM’s Secretary no earlier than October 8, 2022 and no later than November 7, 2022, as set forth more fully in, and in compliance with, IBM’s by-laws.
27.
I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.
28.
What is “householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.
29.
If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.
30.
Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.
31.
I received a notice of internet availability of proxy materials. What does this mean?

Consistent with common practice and in accordance with SEC rules, IBM is distributing proxy materials to some stockholders over the Internet by sending a Notice of Internet Availability of Proxy Materials that explains how to access our proxy materials and vote online. If you received a notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card in the case of record owners, or a voting instruction form in the case of stockholders holding shares in street name), please follow the instructions included in your notice.
32.
I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For record owners: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 11 above).
For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.
33.
Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by IBM through the mail, in person and by telecommunications. The cost of this solicitation will be borne by IBM. In addition, management has retained Innisfree M&A Incorporated, to assist in soliciting proxies for a fee of approximately $50,000, plus reasonable out-of-pocket expenses.
Frank Sedlarcik
Vice President and Secretary
March 7, 2022

822022 Notice of Annual Meeting & Proxy Statement   |   Frequently Asked Questions

Appendix A — Non-GAAP Financial Information and Reconciliations
The rationale for management’s use of non-GAAP information in the Compensation Discussion and Analysis and Proxy Statement is as follows:
Operating (non-GAAP) Earnings Per Share and Related Income Statement Items
In an effort to provide better transparency into the operational results of the business, supplementally, management separates business results into operating and non-operating categories. Operating earnings from continuing operations is a non-GAAP measure that excludes the effects of certain acquisition-related charges, intangible asset amortization, expense resulting from basis differences on equity method investments, retirement-related costs, certain impacts from the Kyndryl separation and related tax effects. Due to the unique, non-recurring nature of the enactment of the U.S. Tax Cuts and Jobs Act (U.S. tax reform), management characterizes the one-time provisional charge recorded in the fourth quarter of 2017 and adjustments to that charge as non-operating. Adjustments include true-ups, accounting elections and any changes to regulations, laws, audit adjustments, etc. that affect the recorded one-time charge. Management also characterizes direct and incremental charges incurred related to the Kyndryl separation as non-operating given their unique and non-recurring nature. These charges include applicable employee awards and tax impacts related to the separation. Given its unique and temporary nature, management has also characterized the unrealized gain on Kyndryl common stock recorded in other (income) and expense in the Consolidated Income Statement as non-operating. The gain reflects fair value changes in the shares that were retained by the company immediately following the separation, with the intent to dispose of such shares within twelve months after the distribution. For acquisitions, operating (non-GAAP) earnings exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs. These charges are excluded as they may be inconsistent in amount and timing from period to period and are significantly impacted by the size, type and frequency of the company’s acquisitions. All other spending for acquired companies is included in both earnings from continuing operations and in operating (non-GAAP) earnings. The impact of acquisitions over the prior 12 month period may be a driver of higher expense year to year. For retirement-related costs, management characterizes certain items as operating and others as non-operating, consistent with GAAP. We include defined benefit plan and nonpension postretirement benefit plan service costs, multi-employer plan costs and the cost of defined contribution plans in operating earnings. Non-operating retirement-related costs include defined benefit plan and nonpension postretirement benefit plan amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs. Non-operating retirement-related costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance, and the company considers these costs to be outside of the operational performance of the business.
Overall, management believes that supplementally providing investors with a view of operating earnings as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans; improves visibility to management decisions and their impacts on operational performance; enables better comparison to peer companies; and allows the company to provide a long-term strategic view of the business going forward. In addition, these non-GAAP measures provide a perspective consistent with areas of interest we routinely receive from investors and analysts. Our reportable segment financial results reflect pre-tax operating earnings from continuing operations, consistent with our management and measurement system.
Free Cash Flow/Operating Cash Flow
The company uses free cash flow as a measure to evaluate its operating results, plan stockholder return levels, strategic investments and assess its ability and need to incur and service debt. Free cash flow and operating cash flow are presented on a consolidated basis, including activity from discontinued operations related to the separation from Kyndryl. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Financing receivables and net capital expenditures, including the investment in software. A key objective of the Financing business is to generate strong returns on equity, and our Financing receivables are the basis for growth. Accordingly, management considers Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management presents free cash flow excluding the effect of Financing receivables.
Constant Currency
When the company refers to growth rates at constant currency or adjusts such growth rates for currency, it is done so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of its business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
2022 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations83

Key performance metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stockholders, including:
Annual Recurring Revenue (ARR)
ARR is a key performance metric management uses to assess the health and growth trajectory of the Hybrid Platform & Solutions sub-segment within IBM Software. ARR is calculated by estimating the current quarter’s recurring, committed value for certain types of active contracts as of the period-end date and then multiplying that value by four. This value is based on each arrangement’s contract value and start date, mitigating fluctuations during the contract term, and includes the following consumption models: (1) software subscription agreements, including committed term licenses, (2) as-a-service arrangements (SaaS and PaaS) (3) maintenance and support contracts, (4) and security managed services contracts. ARR should be viewed independently of revenue as this performance metric and its inputs may not represent the amount of revenue recognized in the period and therefore is not intended to represent current period revenue or revenue that will be recognized in future periods.
The tables below provide reconciliations of the Company’s income statement results as reported under GAAP to its operating earnings presentation, which is a non-GAAP measure.
($ in millions except per share amount) For the year ended December 31, 2021	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$31,486	$719	$—	$—	$—	$32,205
Gross Profit Margin	54.9%	1.3Pts	—Pts	—Pts	—Pts	56.2%
S,G&A	$18,745	$(1.160)	$—	$—	$(8)	$17,577
R,D&E	6,488	—	—	—	—	6,488
Other (Income) & Expense	873	(2)	(1,282)	—	126	(285)
Total Expense & Other (Income)	26,649	(1,162)	(1,282)	—	118	24,324
Pre-tax Income from Continuing Operations	4,837	1,881	1,282	—	(118)	7,881
Pre-tax Income Margin from Continuing Operations	8.4%	3.3Pts	2.2Pts	—Pts	(0.2)Pts	13.7%
Provision for Income Taxes*	$124	$457	$251	$(89)	$(37)	$706
Effective Tax Rate	2.6%	5.2Pts	2.8Pts	(1.1)Pts	(0.4)Pts	9.0%
Income from Continuing Operations	$4,712	$1,424	$1,031	$89	$(81)	$7,174
Income Margin from Continuing Operations	8.2%	2.5Pts	1.8Pts	0.2Pts	(0.1)Pts	12.5%
Diluted Earnings Per Share: Continuing Operations	$5.21	$1.57	$1.14	$0.10	$(0.09)	$7.93

*
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

($ in millions except per share amount) For the year ended December 31, 2020	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$30,865	$726	$—	$—	$—	$31,591
Gross Profit Margin	55.9%	1.3Pts	—Pts	—Pts	—Pts	57.3%
S,G&A	$20,561*	$(1,117)	—	—	$—	$19,445*
R,D&E	6,262	—	—	—	—	6,262
Other (Income) & Expense	802	(2)	(1,073)	—	—	(273)
Total Expense & Other (Income)	28,293*	(1,119)	(1,073)	—	—	26,101*
Pre-tax Income from Continuing Operations	2,572*	1,845	1,073	—	—	5,490*
Pre-tax Income Margin from Continuing Operations	4.7%	3.3Pts	1.9Pts	—Pts	—Pts	9.9%
Provision for Income Taxes**	$(1,360)	$411	$208	$110	$—	$(630)
Effective Tax Rate	(52.9)%	25.3Pts	14.1Pts	2.0Pts	—Pts	(11.5)%
Income from Continuing Operations	$3,932*	$1,434	$864	$(110)	$—	$6,120*
Income Margin from Continuing Operations	7.1%	2.6Pts	1.6Pts	(0.2)Pts	—Pts	11.1%
Diluted Earnings Per Share: Continuing Operations	$4.38*	$1.60	$0.96	$(0.12)	$—	$6.82*

*
Includes a $1.5 billion pre-tax charge for structural actions in the fourth quarter resulting in an impact of ($1.33) to diluted earnings per share from continuing operations and diluted operating (non-GAAP) earnings per share.

**
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

842022 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

($ in millions except per share amount) For the year ended December 31, 2019	GAAP	Acquisition- Related Adjustments	Retirement- Related Adjustments	Tax Reform Impacts	Kyndryl Related Impacts	Operating (Non-GAAP)
Gross Profit	$31,533	$540	$—	$—	$—	$32,073
Gross Profit Margin	54.6%	0.9Pts	—Pts	—Pts	—Pts	55.6%
S,G&A	$18,724	$(1,024)	$—	$—	$—	$17,700
R,D&E	5,910	(53)	—	—	—	5,857
Other (Income) & Expense	(1,012)	152	(576)	—	—	(1,436)
Interest Expense	1,344	(228)	—	—	—	1,116
Total Expense & Other (Income)	24,327	(1,154)	(576)	—	—	22,598
Pre-tax Income from Continuing Operations	7,206	1,693	576	—	—	9,475
Pre-tax Income Margin from Continuing Operations	12.5%	2.9Pts	1.0Pts	—Pts	—Pts	16.4%
Provision for Income Taxes*	$60	$358	$110	$(146)	$—	$382
Effective Tax Rate	0.8%	3.6Pts	1.1Pts	(1.5)Pts	—Pts	4.0%
Income from Continuing Operations	$7,146	$1,335	$466	$146	$—	$9,093
Income Margin from Continuing Operations	12.4%	2.3Pts	0.8Pts	0.3Pts	—Pts	15.8%
Diluted Earnings Per Share: Continuing Operations	$8.00	$1.50	$0.52	$0.16	$—	$10.18

*
The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

The table below provides a reconciliation of cash flows which is presented on a consolidated basis, including activity from discontinued operations related to the separation of Kyndryl. Free cash flow and operating cash flow are non-GAAP measures.
($ in billions) For the year ended December 31:	2021	2020	2019
Net cash from operating activities per GAAP*	$12.8	$18.2	$14.8
Less: the change in Financing receivables	3.9	4.3	0.5
Net cash from operating activities, excluding Financing receivables	8.9	13.8	14.3
Capital expenditures, net	(2.4)	(3.0)	(2.4)
Free Cash Flow	6.5**	10.8	11.9
Acquisitions	(3.3)	(0.3)	(32.6)
Divestitures	0.1	0.5	1.1
Share Repurchase	—	—	(1.4)
Common stock repurchases for tax withholdings	(0.3)	(0.3)	(0.3)
Dividends	(5.9)	(5.8)	(5.7)
Non-Financing Debt	(1.2)	0.2	22.8
Other (includes Financing receivables and Financing debt)	(2.7)	0.2	1.0
Change in cash, cash equivalents and short-term marketable securities	$(6.7)+	$5.3	$(3.2)

*
Includes cash flows of discontinued operations of $1.6 billion, $4.4 billion and $4.5 billion in 2021, 2020 and 2019, respectively.

**
Includes cash impacts of approximately $1.4 billion for Kyndryl-related structural actions and separation charges.

+
Includes the distribution from Kyndryl of $0.9 billion.

2022 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations85

The tables below provide reconciliation of revenue growth rates presented on a continuing operations basis and as reported under GAAP to revenue adjusting for constant currency (@CC), which is a non-GAAP measure.
	2021
	GAAP	@CC
Reconciliation of Revenue Growth Rates:
Software	5%	4%
Consulting	10%	8%
Business Transformation	15%	13%
Technology Consulting	11%	10%
Hybrid Cloud	20%	19%
	GAAP	@CC
Reconciliation of IBM Revenue Growth Rates:
1Q 2021	1.8%	(1.3)%
2Q 2021	4.5%	0.7%
3Q 2021	2.4%	1.8%
4Q 2021	6.5%	8.6%
	4Q 2021
	GAAP	@CC
Reconciliation of IBM Revenue Growth Rates:
Software	8%	10%
862022 Notice of Annual Meeting & Proxy Statement   |   Appendix A — Non-GAAP Financial Information and Reconciliations

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

D66478-P64849

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

INTERNATIONAL BUSINESS MACHINES CORPORATION

Nominees:	**For**	**Against**	**Abstain**
1a. Thomas Buberl	☐	☐	☐
1b. David N. Farr	☐	☐	☐
1c. Alex Gorsky	☐	☐	☐
1d. Michelle J. Howard	☐	☐	☐
1e. Arvind Krishna	☐	☐	☐
1f. Andrew N. Liveris	☐	☐	☐
1g. F. William McNabb III	☐	☐	☐
1h. Martha E. Pollack	☐	☐	☐
1i. Joseph R. Swedish	☐	☐	☐
1j. Peter R. Voser	☐	☐	☐
1k. Frederick H. Waddell	☐	☐	☐
1l. Alfred W. Zollar	☐	☐	☐

IBM's Directors recommend a vote AGAINST proposals 4, 5 and 6.	**For**	**Against**	**Abstain**
4. Stockholder Proposal to Lower Special Meeting Right Ownership Threshold.	☐	☐	☐
5. Stockholder Proposal to Have An Independent Board Chairman.	☐	☐	☐
6. Stockholder Proposal Requesting Public Report on the use of Concealment Clauses.	☐	☐	☐

Please sign exactly as your name appears hereon, date, and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

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SCAN TOVIEW MATERIALS & VOTE INTERNATIONAL BUSINESS MACHINES CORPORATION 1 NEW ORCHARD RD, MD 325ARMONK, NY 10504 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 25, 2022, for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2022, for shares held in the 401(k) Plus Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic Voting Instruction Form.During The Meeting - Go to www.virtualshareholdermeeting.com/IBM2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 25, 2022, for shares held directly and by 11:59 p.m. Eastern Time on April 24, 2022, for shares held in the 401(k) Plus Plan. Have your proxy card in hand when you call, and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by telephone or Internet, please DO NOT mail back this Proxy Card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D66478-P64849 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY IBM's Directors recommend a vote FOR each director (please mark your vote for each director separately).1.Election of Directors for a Term of One YearNominees:ForAgainstAbstain1a. Thomas Buberl!!!1b. David N. Farr!!!IBM's Directors recommend a vote FOR proposals 2 and 3.ForAgainstAbstain1c. Alex Gorsky!!!2.Ratification of Appointment of Independent Registered!!!1d. Michelle J. Howard!!!3.Advisory Vote on Executive Compensation.!!!1e. Arvind Krishna!!!IBM's Directors recommend a vote AGAINST proposalsForAgainstAbstain1f. Andrew N. Liveris!!!4.Stockholder Proposal to Lower Special Meeting Right!!!1g.F. William McNabb III!!!5.Stockholder Proposal to Have An IndependentBoard Chairman.!!!1h.Martha E. Pollack!!!6.Stockholder Proposal Requesting Public Report on the use of Concealment Clauses.!!!1i.Joseph R. Swedish!!!1j.Peter R. Voser!!!1k.Frederick H. Waddell!!!1l.Alfred W. Zollar!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Meeting, Proxy Statement and Annual Report are available at www.ibm.com/investor/materialD66479-P64849International Business Machines Corporation Annual Meeting of StockholdersThis proxy is solicited by the Board of DirectorsArvind Krishna, James J. Kavanaugh, Michelle H. Browdy and Frank Sedlarcik, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held virtually via www.virtualshareholdermeeting.com/IBM2022 at 10:00 a.m. Eastern Time on Tuesday, April 26, 2022, or any adjournment or postponement thereof.THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF THE 2022 ANNUAL MEETING AND PROXY STATEMENT.THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT.UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY FOR YOUR SHARES TO BE VOTED.Continued and to be signed on reverse side